united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

(AMENDED N-CSR FILING TO CORRECT THE SEGREGATED CASH AT BROKER LINE ITEM ON THE STATEMENT OF ASSETS AN LIABILITIES)

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/19

Item 1. Reports to Stockholders.

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

June 30, 2019

The Altegris Mutual Funds

Each a Series of Northern Lights Fund Trust

Annual Report

Altegris Futures Evolution Strategy Fund

Altegris GSA Trend Strategy Fund

Altegris Managed Futures Strategy Fund

ADVISED BY

Altegris Advisors, L.L.C.

1200 Prospect Street
Suite 400
La Jolla, CA 92037

888.524.9441

www.altegris.com/mutualfunds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.altegris.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Letter to Shareholders
Annual Report
for Altegris Mutual Funds

Altegris Futures Evolution Strategy Fund
Altegris GSA Trend Strategy Fund
Altegris Managed Futures Strategy Fund

Dear Investor:

US and international equities both gained during the third quarter of 2018, with the S&P 500 rising to its highest levels since the beginning of February. Equities subsequently faced a challenge close to the end of the year. Markets sold off, first on hawkish comments from Jerome Powell, Chair of the US Federal Reserve and then again towards the end of the year on the back of potential for additional rate hikes in 2019. Equities then had a roaring start to 2019. The US Federal Reserve walked back hawkish comments it made at the end of 2018 regarding the continuation of interest rate rises, and both US and international markets reacted positively. In the second quarter of 2019, markets overall extended their positive performance from the first quarter but experienced intermittent bouts of volatility. The US Federal Reserve, facing weaker economic data and the continued overhang of unresolved trade tensions, hinted at the potential for rate cuts at some point later in the year, which buoyed US equity markets. International equity markets also saw secondary benefits from the Fed’s stance and the accommodative positions of other central banks from earlier in the quarter.

In fixed income, US Treasury yields rose in the third quarter of 2018 during a robust US economic backdrop. The yield curve also continued its gradual flattening trend, with the 10-year / 2-year spread finishing the third quarter at 24 basis points, down from 33 basis points at the end of last quarter. Through the end of 2018, the US Treasury yield curve continued its gradual flattening trend, with shorter maturity bills experiencing yield rises, and medium- and longer-maturity notes and bonds seeing falls in yield. The 2-year / 10-year spread finished 2018 at 21 basis points, down from 33 basis points at the end of June 2018. At the end of the first quarter in 2019, the 2-year / 10-year spread finished at 14 basis points, but the most notable news, however, was the “inversion” of the 3-month / 10-year spread, which dipped below 0 for a few days near March-end, before moving back into positive territory. Markets across asset classes briefly reacted negatively in recognition that inversions typically precede recessions. They quickly recovered however on the recognition that no other imminent or noteworthy information had been released to substantiate recession fears. In the second quarter of 2019, fixed income markets benefitted from central banks’ inferences of potential rate cuts, and government bond yields dropped across the world. Although yields from both 2 and 10-year US Treasuries fell, the 2-year / 10-year spread widened. Also notable was the 3-month /10-year spread, which once again inverted during the quarter and finishing the quarter at -10 basis points. Yields in select

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other developed government bond markets remained in negative territory. Notably, the yield on the 10-year German Bund stood at -33 basis points at quarter-end while JGB yields stood at-15 basis points at the 10-year maturity.

Commodities saw substantial volatility throughout the twelve months ended June 30, 2019. Overall, ongoing trade tensions combined with macroeconomic conditions drove the most noteworthy moves in these markets. Oil prices saw continued choppiness over the twelve months, with trade tensions production variations (especially in the Middle East) and economic concerns. Precious metals prices (gold, silver) continued their price slides for most of the twelve months and didn’t rise until June 2019. US-China trade war fears intermittently impacted markets, such as copper, soybean, corn, and lean hogs, that have the most exposure to these countries. Lastly, certain softs such as coffee and sugar dropped for most of the year after a devaluation of the Brazilian real and oversupply.

Lastly, in FX results were mixed for the year, with few currencies showing persistent trends throughout the quarter. The US dollar strengthened versus a basket of currencies, but not without significant volatility and reversals. The euro and Japanese yen experienced weakening during the period, driven in part by the European Central Bank’s and Bank of Japan’s continued dovish stance relative to the US Fed. Emerging market (EM) currencies faced bouts of substantial pressure; for example, the Indian rupee, Brazilian real and Mexican peso ended relatively flat during the period, but not after significant weakening at the end of 2018, and subsequent recovery during 2019.

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Altegris Futures Evolution Strategy Fund
12-Month Period Ending June 30, 2019

Fund Overview

The Altegris Futures Evolution Strategy Fund is an actively managed mutual fund that allocates to what we believe are two of the best trend-following managed futures managers, Winton Capital Management and ISAM, and offers an innovative, active approach to fixed income management via a fixed income industry leader, DoubleLine Capital LP (“DoubleLine”).

The Fund allocates its capital to investments providing exposure to the Winton Diversified Trading Program managed by Winton Capital Management (“Winton”), a London-based commodity trading advisor (“CTA”) with assets under advisement of $22.9B as of June 30, 2019, and the ISAM Systematic Program managed by ISAM, a New York and London-based CTA managing $3.26B in assets as of June 30, 2019. Both programs are trend following-managed futures strategies that utilize proprietary, quantitative trading systems to identify market trends and react to corresponding price movements in futures markets across all major asset classes.

Figure 1: Futures Exposure by Manager | As of June 30, 2019 (unaudited)

Regarding its managed futures strategy, the Fund will invest up to 25% of its total assets in a wholly-owned subsidiary, which in turn invests the majority of its assets in a portfolio of investments. These include investments in a combination of (1) securities of one or more commodity futures trading companies (e.g., underlying pools), (2) swaps, notes or similar derivatives structured to provide exposure to and the returns of managed futures strategies, and (3) investments intended to serve as collateral for such derivative positions (collectively, “managed futures investments”). These investments are selected to provide aggregate exposure to the managed futures managers listed above as if between 100% and 125% of the Fund’s net assets were invested in those managers and their programs. The Fund also holds fixed income securities, cash, and cash equivalents, which are excluded from the chart above.

The fixed income portion of the Fund’s portfolio allocates to fixed income strategies – Core Fixed Income, Low Duration and Opportunistic Income – that are actively managed by the Fund’s sub-adviser, DoubleLine, a fixed income investment specialist based in Los Angeles with assets under management of over $140B as of June 30, 2019. Investments in fixed income securities actively

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managed by DoubleLine represented approximately 75% of Fund assets. Given the uncertain macro environment, we plan to maintain the current sub-strategy allocations over the near term as a cautionary stance. (Figure 2)

Figure 2: Fixed Income Sub-Strategy Allocation | As of June 30, 2019 (unaudited)

*	The adviser expects less than 100%, typically 60%-80%, of the Fund’s total net assets will be allocated to fixed income strategies managed by the Fund’s sub-adviser, DoubleLine.

Fund Performance Summary

As seen in Figure 3 (below), for the 12 month period ending June 30th, 2019, the Fund’s Class A (at NAV), Class C, Class I and Class N shares returned -0.63%, -1.32%, -0.34%, and -0.62% respectively, while the BofA Merrill Lynch 3 Month T-Bill Index, the SG Trend Index, and the S&P 500 TR Index returned 2.31%, 4.09%, and 10.42% respectively. The Fund’s net assets under management were approximately $542 million as of June 30, 2019.

Figure 3: Altegris Futures Evolution Strategy Fund Performance Review
July 1, 2018 – June 30, 2019

			Quarterly Returns
	1-Year	Since Inception*	Q2 2019	Q1 2019	Q4 2018	Q3 2018
Class A (NAV)	-0.63%	3.55%	1.36%	1.76%	-5.65%	2.12%
Class A (max load)**	-6.35%	2.75%	-4.44%	-4.05%	-11.08%	-3.76%
Class C (NAV)	-1.32%	2.72%	1.17%	1.64%	-5.90%	1.97%
Class I (NAV)	-0.34%	3.83%	1.55%	1.81%	-5.57%	2.08%
Class N (NAV)	-0.62%	3.55%	1.37%	1.87%	-5.75%	2.11%
BofA ML 3-Month T-Bill Index	2.31%	0.59%	0.63%	0.60%	0.56%	0.49%
SG Trend Index	4.09%	1.73%	4.42%	2.89%	-5.09%	2.09%
S&P 500 TR Index	10.42%	14.16%	4.30%	13.65%	-13.52%	7.71%

*	Inception date for Class A, Class I and Class N was October 31, 2011. Inception date for Class C was February 16, 2012.

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**	The maximum sales charge for Class A shares is 5.75%. Class A share investors may be eligible for a reduction in sales charges. See Prospectus for more information.

Performance for periods of less than one year is not annualized.

Per the prospectus dated October 29, 2018, the total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.00% for Class A, 2.75% for Class C, 1.75% for Class I and 2.00% for Class N.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2019, to ensure that total annual Fund operating expenses will not exceed 1.94%, 2.69%, 1.69% and 1.94% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively, subject to possible recoupment in future years. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call (888) 524-9441. The referenced indices and benchmarks are shown for general market comparisons and are not meant to represent any particular investment. The returns include reinvestment of income but do not reflect the impact of sales charges or other fees. An index is unmanaged and not available for direct investment. See the end of the letter for a complete description of each index and benchmark.

Drivers of Fund Performance

The Fund was down -0.63% for the period; long positions in energy and FX, and both long and short positions in livestock futures drove losses. Long exposure to both longer- and shorter-dated fixed income futures helped offset the losses.

Fixed income was the lone profitable asset class for the Fund over the trailing twelve months ended June 30, 2019. Within fixed income, longer-dated futures made the most substantial contributions, but shorter-dated contracts added to gains as well. Long positions in Euribor based contracts made the most significant contributions to Fund profits, but aggregate gains in Japanese, Australian, and various Eurozone (France, Germany, Italy) bond futures led to more gains in total from longer-dated contracts than shorter-dated contracts. Fixed income trading was profitable for the entire period, but the Fund made the biggest gains in the sector in the second quarter of 2019 as yields decreased across the globe due to a domino-effect of central bank guidance and interest rate decreases.

Long positions in natural gas, crude oil, and heating oil were the biggest detractors in the energy sector, and most of the losses came during the second half of the period. While short positions in the Euro offset some losses in FX, developed markets currencies proved challenging to trade during the period as four of the five largest detractors were from developed market FX. The British pound was the single biggest detractor during the period in FX trading. Trading in the Chinese yuan, South African rand, and Mexican peso also led to losses. Equities also proved to be a

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challenging sector to trade profitably. The most significant losses came from Asian indices, most notably from the Topix Index (Tokyo), MSCI Taiwan, and MSCI Singapore futures. The Fund experienced the most losses from the sector in the fourth quarter of 2018 as the Fund’s long positions were penalized as global equities sold off. A rebound in the subsequent first quarter of 2019 led to partial recoupment of losses in the sector, however more sideways price action for the remainder of the quarter led to losses overall in the sector.

Figure 4: Futures Performance Attribution by Sector | July 1, 2018 – June 30, 2019
(unaudited)

Past performance is no guarantee of future results. The data is estimated and obtained from third parties, including managers, clearing firms, and exchanges. These sources are believed to be reliable, but their accuracy cannot, in all cases, be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

*	Softs, or soft commodities, are commodities such as coffee, cocoa, sugar, and fruit. This term generally refers to commodities that are grown, rather than mined. Bonds are defined as having a maturity of two years or more at inception, and rates are defined as having a maturity of fewer than two years at inception.

Both Winton was down for the year ended June 30, 2019, and ISAM was mostly flat during the same time frame. Winton’s losses were driven by long exposures to energies, base metals, and livestock while gains in fixed income trading (both longer-dated and shorter-dated contracts) helped offset some of the losses.

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FX (long and shorts in the British pound, and longs in the Norwegian Krona and Mexican peso), stock index futures (TOPIX index, MSCI Singapore Index), and livestock futures (longs in live cattle contracts and short positions in lean hogs contracts) drove losses for ISAM. Gains from long positions in fixed income futures, precious metals futures and energy futures mostly offset these losses, however.

The active cash management strategy of the Fund also performed well for the period, adding to positive returns of the Fund with gains in all three DoubleLine strategies. The most substantial contributions came from MBS, corporate bonds, and emerging markets fixed income.

Figure 5: Performance Attribution by Manager | July 1, 2018 – June 30, 2019 (unaudited)

Past performance is no guarantee of future results. The data is estimated and is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

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Altegris Managed Futures Strategy Fund
12-Month Period Ending June 30, 2019

Fund Overview

The Fund provides diversified managed futures exposure through allocations to a group of sub-advisors. Trend following managers have the potential to benefit most from clear, prolonged price trends of several months or more and make up approximately 70%-75% of the managed futures universe. The Fund intends to maintain exposure to this sub-strategy, typically ranging from 60% to 100%. The remainder of the Fund provides exposure to specialized and hybrid-trend strategies, a diverse subset comprising approximately 25%-30% of the managed futures universe. These managers may employ a wide variety of trading approaches, including discretionary macro, short-term systematic, and countertrend.

As a reminder, in May 2017, the Fund completed a significant transition to an allocation strategy that features direct relationships with sub-advisors and trading advisors to effectively lower the Fund’s overall expenses. Prior to the start of 2019, the Advisor reduced the allocations to Centurion and Phase Capital to zero and chose not to retain the managers. The choice to not retain Centurion was largely driven by the manager’s persistent underperformance. The choice to not retain Phase Capital was driven by underperformance and the Advisor’s belief that Phase’s core focus had turned away from the strategy in which the Advisor had invested. The total number of managers on the Fund’s roster has decreased from eight at the initial reorganization of the Fund in May 2017 to five currently. We are confident that this array of diverse strategies will more effectively combine to deliver on the Fund’s mandate.

Figure 1: Futures Exposure by Manager | As of June 30, 2019 (unaudited)

Manager	Program	Sub-Strategy	6/30/2019 Exposure	6/30/2018 Exposure
GSA Capital	Trend Strategy	Trend Following	26.4%	25.2%
Millburn	Core Markets	Trend Following	24.7%	18.6%
Three Rock Capital Management	Global Macro Program	Specialized	15.4%	14.9%
Crabel	Advanced Trend	Trend Following	18.7%	18.9%
Crabel	Gemini	Specialized	14.8%	9.8%
PhaseCapital	Dynamic Risk Allocation	Specialized	0.0%	10.1%
Centurion	2x Composite	Specialized	0.0%	2.5%

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Fund Performance Summary

As shown in Figure 2 (below), for the 12 month period ended June 30, 2019, the Fund’s Class A (at NAV), Class C, Class I and Class O shares returned 0.27%, -0.52%, 0.43%, and 0.27%, respectively, while the BofA Merrill Lynch 3 Month T-Bill Index, SG CTA Index, the MSCI World Index, returned 2.31%, 3.45%, and 6.33%, respectively. The Fund’s net assets under management were approximately $67 million as of June 30, 2019.

Figure 2: Altegris Managed Futures Strategy Fund Performance Review
July 1, 2018 – June 30, 2019

			Quarterly Returns
	1-Year	Since Inception *	Q2 2019	Q1 2019	Q4 2018	Q3 2018
Class A (NAV)	0.27%	-0.49%	2.05%	-0.89%	-3.50%	2.72%
Class A (max load)**	-5.47%	-1.16%	-3.87%	-6.59%	-9.08%	-3.15%
Class C (NAV)	-0.52%	-1.90%	1.87%	-1.06%	-3.67%	2.46%
Class I (NAV)	0.43%	-0.26%	2.02%	-0.75%	-3.52%	2.80%
Class O (NAV)	0.27%	0.04%	2.05%	-0.89%	-3.50%	2.72%
BofA ML 3-Month T-Bill Index	2.31%	0.53%	0.63%	0.60%	0.56%	0.49%
SG CTA Index	3.45%	1.24%	2.81%	1.88%	-2.46%	1.24%
MSCI World Index	6.33%	10.52%	4.00%	12.48%	-13.42%	4.98%

*	The inception date of Class A and Class I is 8/26/10; the inception date of Class C is 2/1/11; the inception date of Class O is 3/13/13. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge (load) for Class A is 5.75%. Class A share investors may be eligible for a reduction in sales charges. See Prospectus for more information.

Per the prospectus dated October 29, 2018, the total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.18% for Class A, 2.92% for Class C, 1.89% for Class I and 2.18% for Class O.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s adviser has contractually agreed to reduce its fees and reimburse expenses of the Fund until at least October 31, 2019, to ensure the total annual Fund operating expenses after fee waiver and reimbursement will not exceed 1.90%, 2.65%, 1.65%, and 1.90% of average daily net assets attributable to Class A, Class C, Class I, and Class O shares, respectively, subject to possible recoupment in future years. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call (888) 524-9441.

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Drivers of Fund Performance

The Fund was up 0.27% for the period; long positions in longer-dated fixed income contracts, and to a lesser extent, shorter-dated fixed income contracts drove the positive performance. Losses came from trading in FX, energy futures, and stock index futures.

The global race to lower interest rates led to substantial profits trading fixed income futures. Within the asset class, longer-dated futures made the most significant contributions, but shorter-dated contracts also made meaningful contributions. Long positions in European government bond futures (Germany, France, Italy) led gainers for the year ended June 30, 2019, with U.S., Australian, Korean, and Japanese longer-dated fixed income futures making substantial contributions as well.

The Fund made gains in FX on the short side of Turkish Lira, Euro, and Swedish Krona trades during the period, but short-side losses in the Japanese yen and Mexican peso, and long-side losses in the Australian dollar led to aggregate losses trading FX for the period. Long positions in crude and heating oil detracted the most within the energy sector with most losses coming in the second half of the period. Exposure to American, Asian, and Australian stock indices led to losses within the sector. The Fund made gains in the sector during the third quarter of 2018 before a fourth-quarter 2019 sell-off in global equities hurt the Fund’s long positions and wiped out previous gains. The subsequent rebound in the first quarter of 2019 led to partial recoupment of losses in the sector, however downwards price action in May 2019 led to losses overall in the sector.

Figure 3: Futures Performance Attribution by Sector | July 1, 2018 – June 30, 2019
(unaudited)

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Past performance is no guarantee of future results. The data is estimated and obtained from third parties, including managers, clearing firms, and exchanges. These sources are believed to be reliable, but their accuracy cannot, in all cases, be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

*	Softs, or soft commodities, are commodities such as coffee, cocoa, sugar, and fruit. This term generally refers to commodities that are grown, rather than mined. Bonds are defined as having a maturity of two or more years at inception, and rates are defined as having a maturity of fewer than two years at inception.

Two managers made contributions for the quarter, while five detracted from the Fund’s performance. A short-term trading strategy, Crabel Gemini’s experienced outsized gains long fixed income futures. The manager experienced losses in FX, commodities (grains, softs), and stock indices, but these were not enough to offset the gains made in fixed income trading. Millburn, a systematic pattern-recognition program, was positive for the period as fixed income, commodity, and currency trading was profitable for the manager.

GSA Trend, a medium-term trend follower, made gains in fixed income trading but they were unable to offset losses in commodities (energies, softs), stock indices, and FX. Three Rock, a discretionary manager, was down for the period driven by losses in FX (AUD, MXN). Crabel Advanced Trend, another medium-term trend follower, was down for the period as losses in stock index, FX, and commodities trading were insufficient to offset gains from fixed income trading. Phase Capital led all detractors with losses driven primarily by trading in stock indices and commodities. The Advisor removed Phase Capital and Centurion from the portfolio before the start of 2019.

Figure 4: Futures Performance Attribution by Manager | July 1, 2018 – June 30, 2019
(unaudited)

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Past performance is no guarantee of future results. The data is estimated and obtained from third parties, including managers, clearing firms, and exchanges. These sources are believed to be reliable, but their accuracy cannot, in all cases, be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

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Altegris GSA Trend Strategy Fund
July 1, 2018 to June 30, 2019

Fund Overview

The Altegris GSA Trend Strategy Fund is a single-manager mutual fund that seeks long-term capital appreciation through the utilization of a price-based momentum approach diversified across a portfolio of global futures and foreign exchange markets. The Fund’s Trend Strategy is sub-advised by GSA Capital Partners, a leading quantitative investment firm headquartered in London with assets under management of approximately $7.0bln, including roughly $3.9bln in the Trend Strategy.

Figure 1: Fund’s Exposure (unaudited)

Manager	Program	Sub-Strategy	6/30/2019 Exposure
GSA Capital Partners	GSA Trend Strategy	Trend Following	100%

Fund Performance Summary

As shown in Figure 2, for the last year ended June 30, 2019, the Fund’s Class A (at NAV), Class I and Class N shares returned -1.04%, -0.80%, and -1.04%, respectively, while the BofA ML 3-Month T-Bill Index, the SG Trend Index, and the S&P 500 Total Return Index returned 2.31%, 4.09%, and 10.42%, respectively. The Fund’s net assets under management were approximately $31 million as of June 30, 2019.

Figure 2: Altegris GSA Trend Strategy Fund Performance Review | July 1, 2018 – June 30, 2019

			Quarterly Returns
	1-Year	Since Inception*	Q2 2019	Q1 2019	Q4 2018	Q3 2018
Class A (NAV)	-1.04%	-6.42%	3.25%	-5.99%	-3.70%	5.88%
Class A (max load)**	-6.73%	-8.81%	-2.72%	-11.40%	-9.23%	-0.22%
Class I (NAV)	-0.80%	-6.19%	3.35%	-6.07%	-3.58%	5.97%
Class N (NAV)	-1.04%	-6.42%	3.25%	-5.99%	-3.70%	5.88%
BofA ML 3-Month T-Bill Index	2.31%	1.70%	0.63%	0.22%	0.56%	0.49%
SG Trend Index	4.09%	0.20%	4.42%	2.89%	-5.09%	2.09%
S&P 500 TR Index	10.42%	13.80%	4.30%	13.65%	-13.52%	7.71%

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*	Inception date for Class A, Class I and Class N was December 30, 2016.

**	The maximum sales charge for Class A shares is 5.75%. Class A share investors may be eligible for a reduction in sales charges. See Prospectus for more information. Performance for periods longer than one year is annualized.

Per the prospectus dated October 29, 2018, the total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.39% for Class A, 2.11% for Class I and 2.39% for Class N.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s adviser has contractually agreed to reduce its fees and reimburse expenses of the Fund until at least October 31, 2019, to ensure the total annual Fund operating expenses after fee waiver and reimbursement will not exceed 1.85%, 1.60%, and 1.85% of average daily net assets attributable to Class A, Class I, and Class N shares, respectively, subject to possible recoupment in future years. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call (888) 524-9441.

Drivers of Fund Performance

The Fund was down -1.04% for the period. Losses from energy, stock index, and livestock futures negated gains from long positions in longer- and shorter-dated fixed income futures, and to a lesser extent, precious metals futures.

The change to a dovish tilt from many central banks across the globe led to substantial profits from the Fund’s long positions in fixed income futures. Within the asset class, longer-dated futures made the most significant contributions, but shorter-dated contracts also made meaningful contributions. Long positions in European government bond futures (Germany, France, Italy) led gainers for the year ended June 30, 2019, with U.S., Australian, and Korean longer-dated fixed income futures making substantial contributions as well.

Long and short positions in crude and heating oil detracted the most within the energy sector. Oil prices’ quick reversal after the fourth quarter of 2018 led to short-side losses, and subsequent weakness in oil led to long-side losses in the sector. Exposure to American, Asian, and Canadian indices led to losses in the asset class. The Fund made gains in the sector during the third quarter of 2018 before a fourth-quarter 2019 sell-off in global equities hurt the Fund’s long positions and wiped out previous gains. The subsequent rebound in the first quarter of 2019 led to partial recoupment of losses in the sector, however downwards price action in May 2019 led to losses overall in the sector.

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Figure 3: Performance by Sector | July 1, 2018 – June 30, 2019 (unaudited)

Past performance is no guarantee of future results. The data is estimated and obtained from third parties, including managers, clearing firms, and exchanges. These sources are believed to be reliable, but their accuracy cannot, in all cases, be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

*	Softs, or soft commodities, are commodities such as coffee, cocoa, sugar and fruit. This term generally refers to commodities that are grown, rather than mined. Bonds are defined as having a maturity of two or more years at inception, and rates are defined as having a maturity of less than two years at inception.

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Consolidated Outlook

Most indicators continue to signal that global economic health is stable and may continue to grow. Although the benefits of the Tax Cut and Jobs Act have diminished, no significant sector of the economy (such as business investment spending, housing, or autos) or US job growth show substantial signs of weakening. Furthermore, the Fed continues to signal a steady course of neither rate hikes nor cuts, which overall suggest that it believes the economy is neither overheating nor weakening (and may be corroborated by a low, steady inflation rate). Internationally, signals also remain positive overall with, perhaps, more indications of weakness.

Overall, continued positive prospects do not always translate into continued growth. The US and China have not resolved their dispute nor show signs of any near-term resolution. Additionally, US-China tensions have Asian economies caught in the middle. In Europe, governments continue to face political and economic challenges including Brexit, right-wing populists throughout the EU, and elevated sovereign debt levels in Italy.

Given this environment, it is crucial to find strategies with a long-term focus able to benefit from both price increases and decreases in financial markets. Also, strategies with commodity exposure can be effective diversifiers, as the asset class has typically exhibited less correlation to equity markets and strong directional trends in late-stage economic cycles (which may be starting to show). For these reasons, managed futures strategies present a strong case for increasing a portfolio’s overall ability to generate attractive aggregate risk-adjusted returns.

Sincerely,

Matt Osborne	Eric Bundonis, CFA
Chief Investment Officer	Director of Research & Sourcing
Portfolio Manager	Portfolio Manager

1190-NLD-8/15/2019

INDEX DEFINITIONS

The SG Trend Index, which is equal-weighted and reconstituted annually, calculates the net daily rate of return for a group of 10 trend-following CTAs selected from the largest managers open to new investment.

The SG CTA Index, an equal-weighted index reconstituted annually, calculates the net daily rate of return for a group of 20 CTAs selected from the largest managers by AUM open to new investment.

Barclay Global Macro Index tracks the performance of ~175 global macro programs, by ending monthly values, net of fees, as reported to Barclay Hedge.

BofA Merrill Lynch 3 Month T-Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

MSCI World Index is a free-float adjusted market capitalization-weighted index that measures the equity market performance of 24 developed market country indices.

S&P 500 Total Return Index is the total return version of the S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis, and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

An index is unmanaged and not available for direct investment.

GLOSSARY

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

1190-NLD-8/15/2019

Altegris Futures Evolution Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for the period ended June 30, 2019, compared to its benchmark:

			Since Inception	Since Inception
	One Year	Five Years	February 16, 2012	October 31, 2011
Altegris Futures Evolution Strategy Fund - Class A	(0.63)%	4.24%	N/A	3.55%
Altegris Futures Evolution Strategy Fund - Class A with load **	(6.35)%	3.02%	N/A	2.75%
Altegris Futures Evolution Strategy Fund - Class C	(1.32)%	3.48%	2.72%	N/A
Altegris Futures Evolution Strategy Fund - Class I	(0.34)%	4.53%	N/A	3.83%
Altegris Futures Evolution Strategy Fund - Class N	(0.62)%	4.26%	N/A	3.55%
Bank of America Merrill Lynch 3-Month Treasury Bill Index ***	2.31%	0.87%	0.62%	0.59%
S&P 500 Total Return Index ^	10.42%	10.71%	13.41%	14.16%
SG Trend Index +	4.09%	2.69%	1.38%	1.73%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. The Fund’s total annual operating expense ratios, before any fee waivers, are 2.00%, 2.75%, 1.75%, and 2.00% for Class A, Class C, Class I, and Class N shares, respectively, per the Fund’s prospectus dated October 29, 2018. Class A shares are subject to a sales charge imposed on purchase of 5.75% and Class A and Class C Shares are subject to a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call 1-877-772-5838.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	Bank of America Merrill Lynch 3-Month Treasury Bill Index: Is an unmanaged index that measures the returns of three-month Treasury Bills.

^	S&P 500 Total Return Index is unmanaged and is generally representative of certain portions of the U.S. equity markets.

+	SG Trend Index calculates the net daily rate of return for a group of 10 trend following CTAs selected from the largest managers open to new investment.

Comparison of the Change in Value of a $10,000 Investment | October 31, 2011– June 30, 2019
Past performance is not necessarily indicative of future results.

****	Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by Type of Investment as of June 30, 2019	% of Net Assets
Bonds & Notes
Other Asset Backed Securities	18.5%
Whole Loan Collateral	11.4%
Commercial Mortgage Backed Securities	10.0%
U.S. Government Agency	8.7%
U.S. Treasuries	4.6%
Banks	3.1%
Oil & Gas	1.6%
Automobile Asset Backed Securities	1.3%
Other	12.9%
Purchased Options	22.6%
Common Stock	0.0%
Short Term Investments	1.4%
Other, Cash & Cash Equivalents	3.9%
100.0%

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Altegris GSA Trend Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for the period ended June 30, 2019, compared to its benchmark:

		Annualized
		Since Inception ++
	One Year	December 30, 2016
Altegris GSA Trend Strategy Fund - Class A	(1.04)%	(6.42)%
Altegris GSA Trend Strategy Fund - Class A with load **	(6.73)%	(8.81)%
Altegris GSA Trend Strategy Fund - Class I	(0.80)%	(6.19)%
Altegris GSA Trend Strategy Fund - Class N	(1.04)%	(6.42)%
Bank of America Merrill Lynch 3-Month Treasury Bill Index ***	2.31%	1.70%
SG Trend Index +	4.09%	0.20%

*	The performance data quoted is historical. Past performance is no guarantee of future results . Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. The Fund’s total annual operating expense ratios, gross of fee waivers or expense reimbursements, are 2.39%, 2.11%, and 2.39% for Class A, Class I, and Class N shares, respectively, per the Fund’s prospectus dated October 29, 2018. Class A shares are subject to a maximum sales charge on purchases of 5.75% and Class A and C shares are subject to a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call 1-877-772-5838.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days. Investors cannot invest directly in an index.

^	S&P 500 Total Return Index is unmanaged and is generally representative ov certain portions of the U.S. equity markets.

+	SG Trend Index calculates the net daily rate of return for a group of 20 CTAs selected from the largest managers open to new investment.

++	Inception date of the Fund is December 30, 2016.

Comparison of the Change in Value of a $10,000 Investment | March 17, 2017 – June 30, 2019

Past performance is not necessary indicative of future results.

***	Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by Type of Investment as of June 30, 2019	% of Net Assets
U.S. Treasury Bill	45.3%
Other, Assets Less Liabilities	54.7%
100.0%

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Altegris Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for the period ended June 30, 2019, compared to its benchmark:

			Since Inception	Since Inception	Since Inception
	One Year	Five Year	8/26/2010	2/1/2011	3/13/2013
Altegris Managed Futures Strategy Fund - Class A	0.27%	1.38%	(0.49)%	N/A	N/A
Altegris Managed Futures Strategy Fund - Class A with load **	(5.47)%	0.19%	(1.16)%	N/A	N/A
Altegris Managed Futures Strategy Fund - Class C	(0.52)%	0.59%	N/A	(1.90)%	N/A
Altegris Managed Futures Strategy Fund - Class I	0.43%	1.62%	(0.26)%	N/A	N/A
Altegris Managed Futures Strategy Fund - Class O	0.27%	1.38%	N/A	N/A	0.04%
Bank of America Merill Lynch 3 Month T- Bill Index ***	2.31%	0.87%	0.53%	0.55%	0.70%
MSCI World Index ****	6.33%	6.60%	10.52%	8.25%	9.06%
SG CTA Index *****	3.45%	2.35%	1.24%	0.73%	1.71%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. Per the fee table in the Fund’s October 29, 2018 prospectus, the total annual operating expense are 2.18%, 2.92%, 1.89%, and 2.18% for the Fund’s Class A, Class C, Class I, and Class O shares, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%, while Class A and Class C shares are subject to a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call 1-877-772-5838.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	Bank of America Merrill Lynch 3 Month T-Bill Index is an unmanaged index that measures returns of three-month treasury bills.

****	MSCI World Index is a stock market index of over 6,000 stocks from 24 developed countries around the globe. Investors cannot invest directly in an index.

*****	SG CTA Index calculates the net daily rate of return for a group of 20 CTAs selected from the largest managers open to new invesment.

Comparison of the Change in Value of a $10,000 Investment | August 26, 2010–June 30, 2019
Past performance is not necessarily indicative of future results.

+	Initial investment has been adjusted for the maximum sales charge of 5.75%.

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Altegris Futures Evolution Strategy Fund

PORTFOLIO OF INVESTMENTS

June 30, 2019

Shares					Value ($)
	COMMON STOCK - 0.0% *
10,554	Frontera Energy Corp.				105,540
	TOTAL COMMON STOCK (Cost - $937,302)				105,540

Principal
Amount ($)		Spread	Interest Rate	Maturity
	BONDS & NOTES - 72.1%
	ADVERTISING - 0.1%
135,000	Interpublic Group of Cos., Inc.		4.6500	10/1/2028	147,433
140,000	Interpublic Group of Cos., Inc.		5.4000	10/1/2048	155,694
387,000	Omnicom Group, Inc.		3.6250	5/1/2022	399,524
					702,651
	AEROSPACE / DEFENSE - 0.1%
25,000	Bombardier, Inc. (b)		6.0000	10/15/2022	25,107
240,000	Lockheed Martin Corp.		4.7000	5/15/2046	293,640
394,000	Northrop Grumman Corp.		2.0800	10/15/2020	393,427
20,000	Transdigm, Inc. (b)		6.2500	3/15/2026	21,050
25,000	Transdigm, Inc.		6.3750	6/15/2026	25,187
					758,411
	AGRICULTURE - 0.2%
150,000	Adecoagro SA		6.0000	9/21/2027	143,250
190,000	Altria Group, Inc.		3.4900	2/14/2022	195,397
130,000	Altria Group, Inc.		5.9500	2/14/2049	148,382
605,000	BAT Capital Corp. (b)		2.2970	8/14/2020	603,742
125,000	BAT Capital Corp.(b,c)	3 Month Libor + 0.88	3.3980	8/15/2022	125,338
50,000	Reynolds American, Inc.		4.0000	6/12/2022	51,912
					1,268,021
	AIRLINES - 0.3%
390,000	Delta Airlines, Inc.		3.4000	4/19/2021	395,870
280,000	Delta Airlines, Inc.		3.6250	3/15/2022	284,779
266,180	Guanay Finance Limited		6.0000	12/15/2020	269,508
400,000	Latam Finance Ltd.		6.8750	4/11/2024	415,304
200,000	Latam Finance Ltd. (b)		7.0000	3/1/2026	208,800
					1,574,261
	AUTO MANUFACTURERS - 0.3%
220,000	Daimler Finance North America LLC (b)		2.2500	3/2/2020	219,738
380,000	Daimler Finance North America LLC (b)		2.3000	2/12/2021	378,526
140,000	Ford Motor Co.		7.4500	7/16/2031	165,578
395,000	General Motors Financial Co., Inc.		3.2000	7/6/2021	398,468
430,000	General Motors Financial Co., Inc. (c)	3 Month LIBOR + 0.99	3.5877	1/5/2023	423,760
					1,586,070
	AUTO PARTS & EQUIPMENT - 0.0% *
35,000	Panther BF Aggregator 2 LP (b)		6.2500	5/15/2026	36,356

	AUTOMOBILE ABS - 1.3%
735,424	Flagship Credit Auto Trust 2016-4 (b)		2.4100	10/15/2021	734,797
100,000	GLS Auto Receivables Trust 2018-2 (b)		3.7100	3/15/2023	101,226
464,257	GLS Auto Receivables Trust 2018-3 (b)		3.3500	8/15/2022	466,002
822,451	GLS Auto Receivables Trust 2019-1 (b)		3.3700	1/17/2023	829,280
2,500,000	Tesla Auto Lease Trust 2018-A (b)		2.7500	2/20/2020	2,501,792
405,408	Westlake Automobile Receivables Trust 2016-3 (b)		2.4600	1/18/2022	405,344
1,590,504	Westlake Automobile Receivables Trust 2017-1 (b)		2.7000	10/17/2022	1,591,010
500,000	Westlake Automobile Receivables Trust 2018-2 (b)		3.2000	1/16/2024	502,663
					7,132,114
	BANKS - 3.1%
300,000	Banco de Reservas de la Republica Dominicana		7.0000	2/1/2023	309,378
200,000	Banco do Brasil SA (c)	10 Year Treasury Note + 4.40	6.2500	10/15/2166	190,350
300,000	Banco Internatcional del Peru SAA/Panama		3.3750	1/18/2023	301,200
150,000	Banco Macro SA (c)	5 Year Swap Rate + 5.46	6.7500	11/4/2026	129,752
800,000	Banco Mercantil del Norte SA (c)	5 Year Treasury Note + 5.04	6.8750	10/6/2166	810,960
200,000	Banco Mercantil del Norte SA (c)	10 Year Treasury Note + 5.35	7.6250	10/6/2166	204,500
600,000	Banco Nacional de Costa Rica (c)	5 Year Treasury Note + 3.00	3.8000	8/11/2026	604,656
500,000	Banco Santander Mexico SA (b,c)	5 Year Treasury Note + 3.00	5.9500	10/1/2028	528,130
250,000	Bancolombia SA		5.9500	6/3/2021	264,700
100,000	Bancolombia SA		5.1250	9/11/2022	104,450
200,000	Bancolombia SA (c)	5 Year Treasury Note + 2.93	4.8750	10/18/2027	204,876
800,000	Banistmo SA		3.6500	9/19/2022	802,000
390,000	Bank of America Corp. (c)	3 Month LIBOR + 0.79	3.2685	3/5/2024	390,387
145,000	Bank of America Corp. (c)	3 Month LIBOR + 1.21	3.9740	2/7/2030	155,426
410,000	Bank of Montreal		2.9000	3/26/2022	416,276
100,000	Bank of Montreal (c)	5 Year Swap Rate + 1.43	3.8030	12/15/2032	101,411
280,000	Bank of Nova Scotia		3.4000	2/11/2024	291,220

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019

Principal
Amount ($)		Spread	Interest Rate	Maturity	Value ($)
	BANKS - 3.1% (Continued)
750,000	BBVA Bancomer SA		6.5000	3/10/2021	788,250
200,000	BBVA Bancomer SA (c)	5 Year Treasury Note + 2.65	5.1250	1/18/2033	192,450
700,000	BDO Unibank, Inc.		2.9500	3/6/2023	698,600
280,000	Citigroup, Inc. (c)	3 Month LIBOR + 1.10	3.6251	5/17/2024	282,647
570,000	Citigroup, Inc. (c)	3 Month LIBOR + 1.02	3.5432	6/1/2024	573,050
70,000	Commonwealth Bank of Australia (b)		3.9000	7/12/2047	75,697
1,100,000	DBS Group Holdings Ltd. (c)	5 Year Swap + 2.39	3.6000	12/29/2049	1,095,600
150,000	Gilex Holding Sarl		8.5000	5/2/2023	158,664
500,000	Global Bank Corp.		4.5000	10/20/2021	515,000
50,000	Global Bank Corp.(b,c)	3 Month Libor + 3.30	5.2500	4/16/2029	52,188
270,000	Goldman Sachs Group, Inc.		3.6250	2/20/2024	281,702
200,000	Grupo Aval Ltd.		4.7500	9/26/2022	206,800
100,000	Industrial Senior Trust		5.5000	11/1/2022	101,751
200,000	Itau Unibanco Holding SA Island (b,c)	5 Year Treasury + 3.98	6.1250	6/12/2167	203,200
200,000	Itau Unibanco Holding SA Island (c)	5 Year Treasury + 3.98	6.1250	6/12/2167	203,200
395,000	JPMorgan Chase & Co. (c)	3 Month LIBOR + 6.95	3.2070	4/1/2023	403,132
500,000	Malayan Banking Bhd (c)	5 Year Swap 2.54	3.9050	10/29/2026	507,315
270,000	Mitsubishi UFJ Financial Group, Inc.		3.2180	3/7/2022	275,698
290,000	Mitsubishi UFJ Financial Group, Inc. (c)	3 Month LIBOR + 0.74	3.2603	3/2/2023	289,853
565,000	Morgan Stanley (c)	3 Month LIBOR + 0.93	3.5215	7/22/2022	568,575
275,000	Morgan Stanley (c)	3 Month LIBOR + 0.85	3.7370	4/24/2024	286,694
600,000	Multibank, Inc.		4.3750	11/9/2022	613,506
300,000	Oversea-Chinese Banking, Corp, Ltd.		4.2500	6/19/2024	314,909
275,000	Santander Holdings USA, Inc.		3.4000	1/18/2023	279,053
590,000	Sumitomo Mitsui Financial Group, Inc.		2.0580	7/14/2021	587,563
385,000	Toronto-Dominion Bank (The)		3.2500	6/11/2021	392,627
200,000	Union Bank of the Philippines		3.3690	11/29/2022	202,197
200,000	United Overseas Bank Ltd. (c)	5 Year Swap + 1.65	2.8800	3/8/2027	199,402
600,000	United Overseas Bank Ltd. (c)	5 Year Treasury + 1.50	3.7500	4/15/2029	618,789
					16,777,784
	BEVERAGES - 0.0% *
140,000	Anheuser-Bush InBev Finance, Inc.		4.9000	2/1/2046	155,880
30,000	Cott Holdings, Inc. (b)		5.5000	4/1/2025	30,563
					186,443
	BUILDING MATERIALS - 0.2%
400,000	Cemex SAB de CV		6.1250	5/5/2025	418,500
200,000	Cemex SAB de CV		7.7500	4/16/2026	220,002
200,000	CIMPOR Financial Operations BV		5.7500	7/17/2024	175,250
45,000	Masonite International Corp. (b)		5.6250	3/15/2023	46,350
165,000	Owens Corning		4.4000	1/30/2048	139,974
300,000	Tecnoglass Inc		8.2000	1/31/2022	316,500
					1,316,576
	CHEMICALS - 0.4%
400,000	Braskem Netherlands Finance BV		3.5000	1/10/2023	401,200
170,000	DowDuPont, Inc.		3.7660	11/15/2020	173,254
275,000	Mosaic Co. (The)		4.0500	11/15/2027	284,229
140,000	Nutrien Ltd.		4.2000	4/1/2029	151,386
200,000	Sherwin-Williams Co. (The)		2.2500	5/15/2020	199,639
200,000	Syngenta Finance NV		5.6760	4/24/2048	198,771
700,000	UPL Corp. Ltd.		3.2500	10/13/2021	700,119
200,000	UPL Corp. Ltd.		4.5000	3/8/2028	203,838
					2,312,436
	COAL - 0.0% *
30,000	Peabody Energy Corp. (b)		6.0000	3/31/2022	30,713
25,000	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp. (b)		7.5000	6/15/2025	24,406
					55,119
	COMMERCIAL MBS - 10.0%
1,229,000	Atrium Hotel Portfolio Trust 2017-ATRM E (b,c)	1 Month LIBOR + 3.05	5.4443	11/15/2019	1,238,206
195,000	Atrium Hotel Portfolio Trust 2018-ATRM A (b,c)	1 Month LIBOR + 3.40	5.7943	6/15/2035	195,973
265,000	BAMLL Commercial Mortage Securities Trust 2019-AHT (b,c)	1 Month LIBOR + 2.50	4.8943	3/15/2034	264,955
852,956	Bancorp Commercial Mortgage 2018 CRE4 Trust A (b,c)	1 Month LIBOR + 0.90	3.2942	9/15/2035	850,984
243,000	Bancorp Commercial Mortgage 2019-CRE5 Trust D (b,c)	1 Month LIBOR + 2.35	4.7442	3/15/2036	243,000
104,000	BANK 2019-BNK17 C (d)		4.6707	4/15/2052	112,517
106,000	Barclays Commercial Mortgage Trust 2019-C3		4.0960	5/15/2052	112,517
101,000	BBCMS 2017-DELC Mortgage Trust C (b,c)	1 Month LIBOR + 1.20	3.5943	8/15/2036	100,240
115,000	BBCMS 2017-DELC Mortgage Trust D (b,c)	1 Month LIBOR + 1.70	4.0943	8/15/2036	114,999
231,000	BBCMS 2017-DELC Mortgage Trust E (b,c)	1 Month LIBOR + 2.50	4.8943	8/15/2036	231,288
230,000	BBCMS 2017-DELC Mortgage Trust F (b,c)	1 Month LIBOR + 3.50	5.8943	8/15/2036	230,286

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019

Principal
Amount ($)		Spread	Interest Rate	Maturity	Value ($)
	COMMERCIAL MBS - 10.0% (Continued)
719,000	BBCMS 2018-TALL Mortgage Trust A (b,c)	1 Month LIBOR + 7.22	3.1163	3/15/2037	716,296
298,000	BBCMS Trust 2018-CBM (b,c)	1 Month LIBOR + 3.15	5.5442	7/15/2037	300,410
32,734,000	BB-UBS Trust 2012-SHOW XA (b,d,h)		0.7300	11/5/2024	1,020,230
18,022,000	BB-UBS Trust 2012-SHOW XB (b,d,h)		0.2780	11/5/2024	176,221
104,000	BENCHMARK 2019-B10 Mortgage Trust		3.7500	3/15/2062	105,880
784,000	BHMS 2018-ATLS (b,c)	1 Month LIBOR + 1.25	3.6443	7/15/2035	784,235
144,000	Braemar Hotels & Resorts Trust 2018-Prime F (b,c)	1 Month LIBOR + 2.90	5.2943	6/15/2035	144,168
57,185	BSPRT 2017 FL2 Issuer Ltd. AS (b,c)	1 Month LIBOR + 1.10	3.4943	10/1/2034	57,501
124,000	BSPRT 2017 FL2 Issuer Ltd. B (b,c,i)	1 Month LIBOR + 1.40	3.7942	10/1/2034	124,186
307,000	BX Commercial Mortgage Trust 2018-BIOA D (b,c)	1 Month LIBOR + 1.32	3.7153	3/15/2037	307,188
734,000	BX Commercial Mortgage Trust 2018-BIOA E (b,c)	1 Month LIBOR + 1.95	4.3453	3/15/2037	736,764
115,000	BX Commercial Mortgage Trust 2019-IMC D (b,c)	1 Month LIBOR + 1.90	4.3400	4/15/2034	115,216
454,750	BX Trust 2017-APPL B (b,c)	1 Month LIBOR + 1.15	3.5443	7/15/2034	454,746
169,150	BX Trust 2017-SLCT D (b,c)	1 Month LIBOR + 2.05	4.4443	7/15/2034	169,682
286,450	BX Trust 2017-SLCT E (b,c)	1 Month LIBOR + 3.15	5.5442	7/15/2034	287,885
408,324	BX Trust 2018-EXCL (b,c)	1 Month LIBOR + 1.09	3.4819	9/15/2020	406,921
100,000	BX Trust 2018-GW D (b,c)	1 Month LIBOR + 1.77	4.1642	5/15/2035	100,499
200,000	BX Trust 2018-GW G (b,c)	1 Month LIBOR + 2.92	5.3143	5/15/2035	201,374
419,000	BX Trust 2018-MCSF F (b,c)	1 Month LIBOR + 2.65	5.0407	4/15/2035	421,097
599,000	BXMT 2017-FL1 Ltd. C (b,c,i)	1 Month LIBOR + 1.95	4.3442	6/15/2035	600,482
837,000	CAMB Commercial Mortgage Trust 2019-LIFE (b,c)	1 Month LIBOR + 1.07	3.4643	12/15/2037	839,616
116,000	Carbon Capital VI Commercial Mortgage 2019-FL2 Trust (b,c)	1 Month LIBOR + 2.85	5.2442	10/15/2035	116,000
2,883,542	CD 2017-CD4 Mortgage Trust XA (d,h)		1.4695	5/10/2050	216,534
105,000	CFCRE 2017-C8 B (d)		4.1985	6/15/2050	111,939
6,291,622	CFCRE 2017-C8 XA (d,h)		1.8196	6/15/2050	580,118
2,302,000	CFCRE 2017-C8 XB (b,h)		1.1200	6/15/2050	152,362
1,081,000	CFCRE Commercial Mortgage Trust 2018-TAN B (b)		4.6900	2/15/2033	1,148,757
1,081,000	CFCRE Commercial Mortgage Trust 2018-TAN C (b)		5.2948	2/15/2033	1,155,765
649,000	CFCRE Commercial Mortgage Trust 2018-TAN D (b)		6.0994	2/15/2033	695,629
725,000	CGGS Commercial Mortgage Trust 2018-WSS D (b,c)	1 Month LIBOR + 2.30	4.6942	2/15/2020	725,894
391,000	CHT 2017-COSMO Mortgage Trust E (b,c)	1 Month LIBOR + 3.00	5.3943	11/15/2034	391,975
209,000	CHT 2017-COSMO Mortgage Trust F (b,c)	1 Month LIBOR + 3.74	6.1355	11/15/2034	209,652
626,699	Citigroup Commercial Mortgage Trust 2012-GC8 XA (b,d)		2.0531	9/10/2045	28,405
6,363,132	Citigroup Commercial Mortgage Trust 2014-GC21 XA (d,h)		1.3480	5/10/2047	309,877
4,467,043	Citigroup Commercial Mortgage Trust 2014-GC25 XA (d)		1.0540	10/10/2047	200,941
224,000	Citigroup Commercial Mortgage Trust 2015-GC27 D (b,d)		4.5770	2/10/2048	208,656
96,000	Citigroup Commercial Mortgage Trust 2016-GC36 D (b)		2.8500	2/10/2049	80,944
1,963,388	Citigroup Commercial Mortgage Trust 2016-GC36 XA (d,h)		1.4460	2/10/2049	130,201
4,625,628	Citigroup Commercial Mortgage Trust 2016-P3 XA (d,h)		1.8578	4/15/2049	384,942
796,000	Citigroup Commercial Mortgage Trust 2018-TBR D (b,c)	1 Month LIBOR + 1.80	4.1942	12/15/2019	797,746
114,000	Citigroup Commercial Mortgage Trust 2018-TBR F (b,c)	1 Month LIBOR + 3.65	6.0442	12/15/2036	114,569
38,000	CLNS Trust 2017-IKPR D (b,c)	1 Month LIBOR + 2.05	4.4621	6/11/2032	38,167
414,000	CLNS Trust 2017-IKPR E (b,c)	1 Month LIBOR + 3.50	5.9121	6/11/2032	417,102
789,616	COMM 2012-CCRE3 Mortgage Trust XA (d)		2.0686	10/15/2045	39,873
152,000	COMM 2012-CR4 D (d)		4.7203	11/15/2022	69,212
703,244	COMM 2012-LC4 Mortgage XA Trust (b,d,h)		2.2898	12/10/2044	31,427
8,276,259	COMM 2013-CCRE12 Mortgage Trust XA (d,h)		1.3348	10/10/2046	335,054
100,000	COMM 2014-CCRE20 Mortgage Trust C (d)		4.6576	11/10/2047	105,601
644,150	COMM 2014-UBS4 F Mortgage Trust (b,i)		3.7500	8/10/2047	273,254
1,153,576	COMM 2014-UBS4 G Mortgage Trust (b,i)		3.7500	8/10/2047	127,777
5	COMM 2014-UBS4 V Mortgage Trust (b,d,i)		0.0010	8/10/2047	—
2,556,568	COMM 2015-CCRE22 Mortgage Trust XA (d,h)		1.0865	3/10/2048	90,961
53,000	COMM 2016-DC2 Mortgage Trust (d)		4.7947	2/10/2049	54,956
115,000	COMM 2016-GCT Mortgage D Trust (b,d)		3.5768	8/10/2029	115,489
111,000	COMM 2016-GCT Mortgage E Trust (b,d)		3.5768	8/10/2021	110,380
396,000	COMM 2018-HCLV Mortgage Trust (b,c)	1 Month LIBOR + 2.18	4.5709	9/15/2033	395,375
7,395,675	Commercial Mortgage Trust (b,d,h)		1.4935	1/10/2023	292,393
79,000	Commercial Mortgage Pass Through Certificates C (d)		4.6470	2/10/2049	85,138
104,844	Core Industrial Trust 2015-CALW (b,d)		3.9787	2/10/2034	107,640
750,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 (b,c)	1 Month LIBOR + 0.98	3.4430	5/15/2036	749,433
9,990,088	CSAIL 2017-CX9 Commercial Mortgage Trust XA (d,h)		1.0279	9/15/2050	410,393
10,518,564	CSAIL 2017-CX10 Commercial Mortgage Trust (d,h)		0.8620	11/15/2027	503,175
623,000	CSMC Trust 2017-CHOP D (b,c)	1 Month LIBOR + 1.90	4.2942	7/15/2032	624,161
57,000	CSMC Trust 2017-CHOP E (b,c)	1 Month LIBOR + 3.30	5.6942	7/15/2032	57,231
171,000	CSMC Trust 2017-LSTK C (b)		3.2294	4/5/2021	171,578
204,000	CSMC Trust 2017-LSTK D (b,d)		3.4415	4/5/2021	203,611
743,000	Exantas Capital Corp 2019-RSO7 Ltd. (b,c,i)	1 Month LIBOR + 1.00	3.3942	4/15/2036	743,232

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019

Principal
Amount ($)		Spread	Interest Rate	Maturity	Value ($)
	COMMERCIAL MBS - 10.0% (Continued)
115,000	GPMT 2018-GPP Mortgage Trust (b,c,i)	1 Month LIBOR + 2.95	5.3334	11/21/2035	115,430
392,000	GPMT 2018-GPP Mortgage Trust (b,c)	1 Month LIBOR + 1.28	3.6743	6/15/2035	391,013
160,000	Great Wolf Trust 2017 D (b,c)	1 Month LIBOR + 2.10	4.4943	9/15/2034	160,048
249,000	Great Wolf Trust 2017 E (b,c)	1 Month LIBOR + 3.10	5.4943	9/15/2034	249,153
132,000	Great Wolf Trust 2017 F (b,c)	1 Month LIBOR + 4.07	6.4643	9/15/2034	132,164
255,000	GS Mortgage Securities Corp. Trust 2017-500K E (b,c)	1 Month LIBOR + 1.50	3.8942	7/15/2032	254,920
175,000	GS Mortgage Securities Corp. Trust 2017-500K F (b,c)	1 Month LIBOR + 1.80	4.1942	7/15/2032	174,237
146,000	GS Mortgage Securities Corp Trust 2018-FBLU (b,c)	1 Month LIBOR + 3.25	5.6442	11/15/2035	145,632
290,000	GS Mortgage Securities Corp Trust 2018-TWR (b,c)	1 Month LIBOR + 3.93	6.3189	7/15/2031	291,916
550,000	GS Mortgage Securities Trust 2014-GC26 D (b,d)		4.6709	11/10/2047	470,775
105,000	GS Mortgage Securities Trust 2017-GS6		3.8690	5/10/2050	109,970
231,000	Hawaii Hotel Trust 2019-MAUI (b,c)	1 Month LIBOR + 2.75	5.3943	5/15/2038	228,973
511,000	Hilton Orlando Trust 2018-ORL B (b,c)	1 Month LIBOR + 1.05	3.4442	12/15/2034	510,831
106,000	HPLY Trust 2019-HIT F (b,c)	1 Month LIBOR + 3.15	5.5442	11/15/2026	106,066
231,000	HPLY Trust 2019-HIT G (b,c)	1 Month LIBOR + 3.90	6.2943	11/15/2026	231,289
30,482	J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8 X (d,g)		0.4197	5/15/2045	34
143,650	J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9 AMS		5.3370	5/15/2047	132,211
115,000	J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C3 D (b,d)		5.8525	2/15/2046	113,762
334,000	J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C3 E (b,d)		5.8525	2/15/2046	319,681
605,212	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6 XA (d)		1.5828	5/15/2045	22,520
725,073	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C8 XA (d)		1.8209	10/15/2045	32,942
551,138	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-CBX XA (d)		1.6533	6/15/2045	16,298
34,000	J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-JP2 B		3.4595	8/15/2049	34,532
26,000	J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-JP2 C (d)		3.9425	8/15/2049	26,510
104,844	J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI C (b)		3.5537	10/5/2031	106,443
119,000	J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI E (b,d)		4.1426	10/5/2021	120,042
1,109,000	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-ASH8 B(b,c)	1 Month LIBOR + 1.10	3.4943	2/15/2035	1,107,589
144,000	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-ASH8 C (b,c)	1 Month LIBOR + 1.30	3.6943	2/15/2035	143,997
115,000	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-BCON C (b,d)		3.8809	1/5/2031	118,821
786,000	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT (b,c)	1 Month LIBOR + 2.60	5.0299	7/5/2023	786,249
1,000,000	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT (b)		5.5422	7/5/2023	1,023,031
642,000	JP Morgan Chase Commercial Mortgage Securities Trust 2019-MFP A (b,c)	1 Month LIBOR + 0.96	3.3400	7/15/2036	642,803
305,000	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-MFP F (b,c,i)	1 Month LIBOR + 3.00	5.3010	7/15/2036	305,763
39,000	JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON UES (b)		4.3427	5/5/2032	41,145
40,000	JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON UES (b,d)		4.6005	5/5/2032	41,878
47,000	JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON UES (b,d)		4.6005	5/5/2032	48,164
49,000	JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON UES (b,d)		4.6005	5/5/2032	48,735
77,000	JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON UES (b,d,i)		4.6005	5/5/2032	71,655
144,000	JPMBB Commercial Mortgage Securities Trust 2014-C23 (b,d)		3.3640	9/15/2047	118,649
9,570,866	JPMBB Commercial Mortgage Securities Trust 2014-C25 XA (d)		0.9905	11/15/2047	322,799
100,000	JPMBB Commercial Mortgage Securities Trust 2015-C29 B (d)		4.1180	5/15/2048	104,816
86,000	JPMBB Commercial Mortgage Securities Trust 2016-C1 C (d)		4.9049	3/15/2049	91,774
13,020,225	JPMDB Commercial Mortgage Securities Trust 2017-C5 XA (d,h)		1.1412	3/15/2050	744,572
138,067	LB-UBS Commercial Mortgage Trust 2006-C7 XCL (b,d)		0.6823	11/15/2038	35
115,056	LB-UBS Commercial Mortgage Trust 2006-C7 XW (b,d,i)		0.6823	11/15/2038	30
542,000	LCCM Mortgage Trust 2014-PKMD MRC (b,d)		2.9520	11/14/2027	540,702
17,745	Merrill Lynch Mortgage Trust 2006-C1 AJ (d)		5.8618	5/12/2039	17,877
500,000	Monarch Beach Resort Trust 2018-MBR MZ (b,c)	1 Month LIBOR + 4.96	7.3542	7/15/2025	499,573
671,222	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 XA (b,d)		1.5245	8/15/2045	23,817
125,000	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18 C (d)		4.4893	10/15/2047	131,771
125,000	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 C		4.0000	12/15/2047	127,287
72,000	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25 C (d)		4.6798	10/15/2048	77,222
91,000	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29 C (d)		4.9083	4/15/2026	95,805
105,000	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32 AS (d)		3.9940	12/15/2049	111,811
16,132,500	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34 XB (d,h)		0.2699	11/15/2052	241,863
303,214	Morgan Stanley Capital I Trust 2011-C1 XA (b,d)		0.4261	9/15/2047	1,255
116,000	Morgan Stanley Capital I Trust 2014-150E (b)		4.2640	9/9/2032	123,916
165,000	Morgan Stanley Capital I Trust 2017-ASHF D (b,c)	1 Month LIBOR + 2.20	4.5943	11/15/2034	164,794
247,000	Morgan Stanley Capital I Trust 2017-ASHF E (b,c)	1 Month LIBOR + 3.15	5.5442	11/15/2034	246,685
187,000	Morgan Stanley Capital I Trust 2017-ASHF F (b,c)	1 Month LIBOR + 4.35	6.7443	11/15/2034	186,928
569,000	Morgan Stanley Capital I Trust 2017-CLS E (b,c)	1 Month LIBOR + 1.95	4.3442	11/15/2034	566,087
632,000	Morgan Stanley Capital I Trust 2017-CLS F (b,c)	1 Month LIBOR + 2.60	4.9943	11/15/2034	629,198
786,000	Morgan Stanley Capital I Trust 2018-SUN (b,c)	1 Month LIBOR + 0.90	3.2942	7/15/2035	786,003
150,000	Morgan Stanley Capital I Trust 2018-SUN (b,c)	1 Month LIBOR + 3.05	5.4443	7/15/2035	150,991
107,000	Morgan Stanley Capital I Trust 2019-H6		3.7000	6/15/2052	111,613
1,246,000	Morgan Stanley Capital I Trust 2019-PLND (b,c)	1 Month LIBOR + 1.30	3.6943	5/15/2036	1,246,009
95,200	MSCCG 2016-SNR C (b)		5.2050	11/13/2021	96,388
378,000	MSCG Trust 2018-SELF (b,c)	1 Month LIBOR + 3.05	5.4443	10/15/2028	378,557
745,000	Natixis Commercial Mortgage Securities Trust 2018-850T (b,c)	1 Month LIBOR + 1.15	3.5477	7/15/2033	743,357
752,657	Natixis Commercial Mortgage Securities Trust 2018-FL1 A (b,c)	1 Month LIBOR + 0.95	3.3896	6/15/2035	750,286

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019

Principal
Amount ($)		Spread	Interest Rate	Maturity	Value ($)
	COMMERCIAL MBS - 10.0% (Continued)
100,000	Natixis Commercial Mortgage Securities Trust 2018-FL1 C (b,c)	1 Month LIBOR + 2.20	4.6396	6/15/2035	99,090
515,000	NLY COMMERCIAL MORTGAGE TRUST (b,d,i)		3.9943	2/15/2036	515,966
114,000	One Market Plaza Trust 2017-1MKT (b)		4.1416	2/10/2032	116,298
500,000	PFP 2019-5 Ltd. (b,c)	1 Month LIBOR + 0.97	3.3711	4/14/2036	500,156
734,000	Ready Capital Mortgage Trust 2019-FL3 (b,c)	1 Month LIBOR + 1.00	3.4297	3/25/2034	731,488
283,000	Rosslyn Portfolio Trust 2017-ROSS A (b,c)	1 Month LIBOR + 0.95	3.3442	6/15/2033	282,657
283,000	Rosslyn Portfolio Trust 2017-ROSS B (b,c)	1 Month LIBOR + 1.25	3.6443	6/15/2033	281,937
748,000	Shelter Growth CRE 2019-FL2 Issuer Ltd. (b,c,i)	1 Month LIBOR + 1.80	4.6942	5/15/2036	749,386
904,416	SLIDE 2018-FUN (b,c)	1 Month LIBOR + 0.90	3.2942	6/15/2031	905,253
482,094	SLIDE 2018-FUN (b,c)	1 Month LIBOR + 3.00	5.3943	6/15/2031	486,012
256,728	TPG Real Estate Finance 2018-FL-1 Issuer LTD A (b,c,i)	1 Month LIBOR + 0.75	3.1443	4/15/2035	256,727
743,422	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA (b,d)		2.1740	8/10/2049	36,666
4,201,268	UBS Commercial Mortgage Trust 2012-C1 XA (b,d,h)		2.2456	5/10/2045	192,695
209,000	UBS Commercial Mortgage Trust 2017-C7 C (d)		4.7390	12/15/2050	220,467
103,000	UBS Commercial Mortgage Trust 2019-C16 B		4.3201	4/15/2052	110,617
735,835	Velocity Commercial Capital Loan Trust 2016-2 AFX (d)		2.9969	10/25/2046	741,383
661,049	Velocity Commercial Capital Loan Trust 2017-1 AFX (b,d)		3.0000	5/25/2047	658,587
709,352	Velocity Commercial Capital Loan Trust 2017-2 AFX (b,d)		3.0700	11/25/2047	714,039
140,000	Wells Fargo Commercial Mortgage Trust 2014-LC16 D (b)		3.9380	8/15/2050	110,603
5,197,087	Wells Fargo Commercial Mortgage Trust 2015-C26 XA (d)		1.2989	2/15/2048	276,114
75,000	Wells Fargo Commercial Mortgage Trust 2015-C31 C (d)		4.7615	11/15/2048	78,535
60,000	Wells Fargo Commercial Mortgage Trust 2015-LC22 C (d)		4.6946	9/15/2058	62,884
100,000	Wells Fargo Commercial Mortgage Trust 2015-NXS3 C (d)		4.6382	9/15/2057	105,188
105,000	Wells Fargo Commercial Mortgage Trust 2015-SG1		4.0470	9/15/2048	111,517
61,000	Wells Fargo Commercial Mortgage Trust 2016-C32 C (d)		4.7207	1/15/2059	63,740
148,000	Wells Fargo Commercial Mortgage Trust 2016-C33 (b)		3.1230	3/15/2059	133,223
89,000	Wells Fargo Commercial Mortgage Trust 2016-C34 C (d)		5.1962	6/15/2049	95,403
105,000	Wells Fargo Commercial Mortgage Trust 2016-LC25 (d)		3.9677	12/15/2059	112,167
124,192	Wells Fargo Commercial Mortgage Trust 2018-BXI D (b,c)	1 Month LIBOR + 1.56	3.9507	12/15/2036	123,902
130,000	Wells Fargo Commercial Mortgage Trust 2018-C46 (d)		5.1456	8/15/2051	138,989
105,000	Wells Fargo Commercial Mortgage Trust 2019-C49 (d)		4.8660	3/15/2052	112,879
84,000	Wells Fargo Commercial Mortgage Trust 2019-C50 B		4.1920	5/15/2052	89,562
84,000	Wells Fargo Commercial Mortgage Trust 2019-C50 C		4.3450	5/15/2052	88,280
6,265,000	Wells Fargo Commercial Mortgage Trust 2019-C51 (b,d,h)		1.5348	6/15/2052	641,480
673,238	WFRBS Commercial Mortgage Trust 2012-C8 XA (b,d)		1.9079	8/15/2045	30,947
706,075	WFRBS Commercial Mortgage Trust 2012-C9 XA (b,d)		2.0761	11/15/2045	36,810
					54,000,420
	COMMERCIAL SERVICES - 0.3%
600,000	Adani Ports & Special Economic Zone Ltd.		3.9500	1/19/2022	611,840
25,000	Allied Universal Holdco LLC (b)		6.6250	7/15/2026	25,469
610,000	Cintas Corp.		2.9000	4/1/2022	620,372
25,000	Garda World Security Corp. (b)		8.7500	5/15/2025	24,688
52,619	INVEPAR A-1 **** (i)		0.0000	12/30/2028	225,008
30,000	Refinitiv US Holdings, Inc. (b)		6.2500	5/15/2026	30,855
50,000	United Rentals North America, Inc.		6.5000	12/15/2026	54,125
10,000	United Rentals North America, Inc.		5.2500	1/15/2030	10,275
43,000	Verscend Escrow Corp. (b)		9.7500	8/15/2026	44,666
					1,647,298
	COMPUTERS - 0.0% *
40,000	Tempo Acquisition LLC (b)		6.7500	6/1/2025	41,200

	DIVERSIFIED FINANCIAL SERVICES - 1.1%
205,000	Air Lease Corp.		2.5000	3/1/2021	205,122
290,000	Air Lease Corp.		3.2500	3/1/2025	291,797
360,000	American Express Co.		3.7000	11/5/2021	371,113
280,000	American Express Co.		3.4000	2/22/2024	292,116
600,000	Banco BTG Pactual SA		5.7500	9/28/2022	623,400
200,000	Banco BTG Pactual SA (b,c)	5 Year Treasury + 5.26	7.7500	2/15/2029	208,950
590,000	Capital One Financial Corp.		2.4000	10/30/2020	590,650
430,000	Capital One Financial Corp. (c)	3 Month LIBOR + 0.72	3.3028	1/30/2023	428,878
500,000	Credito Real SAB de CV SOFOM ER		7.2500	7/20/2023	524,500
200,000	Credito Real SAB de CV SOFOM ER (c)	5 Year Treasury + 7.03	9.1250	5/29/2167	202,152
275,000	Discover Financial Services		4.1000	2/9/2027	286,456
25,000	Nationstar Mortgage Holdings, Inc. (b)		8.1250	7/15/2023	25,500
40,000	NFP Corp. (b)		6.8750	7/15/2025	39,588
854,163	SPARC EM SPC Panama Metro Line 2 SP ****		0.0000	12/5/2022	808,260

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019

Principal
Amount ($)		Spread	Interest Rate	Maturity	Value ($)
	DIVERSIFIED FINANCIAL SERVICES - 1.1% (Continued)
20,000	Springleaf Finance Corp.		6.6250	1/5/2028	21,000
145,000	Synchrony Financial		3.9500	12/1/2027	144,833
800,000	Unifin Financiera SAB de CV SOFOM ENR		7.2500	9/27/2023	826,000
200,000	Unifin Financiera SAB de CV SOFOM ENR (c)	5 Year Treasury + 6.31	8.8750	7/29/2066	183,502
					6,073,817
	ELECTRIC - 1.1%
200,000	AES Andres BV (b)		7.9500	5/11/2026	216,252
200,000	AES Andres BV		7.9500	5/11/2026	216,252
800,000	AES Gener SA (b,c)	5 Year Swap + 4.64	7.1250	3/26/2079	853,608
30,000	Calpine Corp. (b)		5.2500	6/1/2026	30,525
195,000	Cometa Energia SA de CV		6.3750	4/24/2035	200,606
5,000	Consolidated Edison, Inc.		2.0000	5/15/2021	4,975
575,000	Consolidated Edison, Inc.		2.0000	3/15/2020	573,084
200,000	Empresa de Transmision Electrica SA (b)		5.1250	5/2/2049	218,700
260,850	Empresa Electrica Angamos SA		4.8750	5/25/2029	272,166
100,000	Enel Generacion Chile SA		4.2500	4/15/2024	104,993
200,000	Energuate Trust		5.8750	5/3/2027	204,500
200,000	Inkia Energy Ltd.		5.8750	11/9/2027	205,252
200,000	Israel Electric Corp Ltd.		6.8750	6/21/2023	226,598
200,000	LLPL Capital Pte Ltd. (b)		6.8750	2/4/2039	228,306
200,000	Minejesa Capital BV		5.6250	8/10/2037	209,830
440,000	NextEra Energy Capital Holdings, Inc.		2.9000	4/1/2022	447,630
25,000	NRG Energy, Inc. (b)		5.2500	6/15/2029	26,688
150,000	Pampa Energia SA		7.5000	1/24/2027	139,200
350,000	Pampa Energia SA		7.3750	7/21/2023	337,754
200,000	Perusahaan Listrik Negara PT		5.5000	11/22/2021	211,700
375,000	PSEG Power LLC		3.8500	6/1/2023	390,732
191,600	Star Energy Geothermal Wayang Windu Ltd.		6.7500	4/24/2033	192,978
138,826	Stoneway Capital Corp.		10.0000	3/1/2027	130,845
40,000	Vistra Operations Co LLC (b)		5.5000	9/1/2026	42,250
30,000	Vistra Operations Co LLC (b)		5.6250	2/15/2027	31,763
					5,717,187
	ELECTRONICS - 0.0% *
40,000	Arrow Electronics, Inc.		3.8750	1/12/2028	39,664

	ENERGY - 0.1%
400,000	Pertamina Persersero PT		4.8750	5/3/2022	421,201

	ENGINEERING & CONSTRUCTION - 0.0% *
50,000	AECOM		5.1250	3/15/2027	52,000

	ENTERTAINMENT - 0.0% *
30,000	Caesars Resort Collection LLC / CRC Finco, Inc. (b)		5.2500	10/15/2025	30,094
20,000	Cedar Fair LP (b)		5.2500	7/15/2029	20,406
25,000	Eldorado Resorts, Inc.		6.0000	4/1/2025	26,281
55,000	Lions Gate Capital Holdings LLC (b)		6.3750	2/1/2024	57,819
					134,600
	ENVIRONMENTAL CONTROL - 0.0% *
20,000	Clean Harbors, Inc. (b)		4.8750	7/15/2027	20,327
15,000	GFL Environmental, Inc. (b)		8.5000	5/1/2027	16,144
35,000	Tervita 2018 Escrow Corp. (b)		7.6250	12/1/2021	35,602
410,000	Waste Management, Inc.		2.9500	6/15/2024	422,618
150,000	Waste Management, Inc.		4.0000	7/15/2039	160,710
					655,401
	FOOD - 0.6%
10,000	Albertsons Cos LLC (b)		7.5000	3/15/2026	10,675
15,000	Albertsons Cos LLC		5.7500	3/15/2025	15,117
35,000	B&G Foods, Inc.		5.2500	4/1/2025	35,350
600,000	Grupo Bimbo SAB de CV (c)	5 Year Treasury + 3.28	5.9500	7/17/2166	629,940
400,000	JBS Investments GmbH		6.2500	2/5/2023	408,004
5,000	JBS USA LLC / JBS USA Finance, Inc. (b)		5.8750	7/15/2024	5,144
5,000	JBS USA LLC / JBS USA Finance, Inc. (b)		5.7500	6/15/2025	5,200
30,000	JBS USA LLC / JBS USA Finance, Inc. (b)		6.7500	2/15/2028	32,588
20,000	JBS USA LLC / JBS USA Finance, Inc. (b)		6.5000	4/15/2029	21,725
700,000	MARB Bond Co. PLC		7.0000	3/15/2024	730,247
200,000	MARB Bond Co. PLC		6.8750	1/19/2025	208,646
200,000	Minerva Luxembourg SA		6.5000	9/20/2026	208,280
380,000	Mondelez International, Inc.		3.0000	5/7/2020	381,538
55,000	Pilgrim’s Pride Corp. (b)		5.8750	9/30/2027	56,994
15,000	Post Holdings, Inc. (b)		5.5000	12/15/2029	15,038
280,000	Smithfield Foods, Inc. (b)		4.2500	2/1/2027	284,937
					3,049,423

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019

Principal
Amount ($)		Spread	Interest Rate	Maturity	Value ($)
	FOOD SERVICE - 0.0% *
35,000	Aramark Services, Inc. (b)		5.0000	4/1/2025	35,525

	FOREIGN GOVERNMENT - 0.4%
300,000	Argentine Republic Government International Bond		5.6250	1/26/2022	252,903
200,000	Argentine Republic Government International Bond		6.8750	1/26/2027	160,302
100,000	Brazilian Government International Bond		4.8750	1/22/2021	103,950
500,000	Colombia Government International Bond		4.3750	7/12/2021	517,755
466,667	Dominican Republic International Bond		7.5000	5/6/2021	491,171
700,000	Perusahaan Penerbit SBSN Indonesia III		3.4000	3/29/2022	710,563
					2,236,644
	FOREST PRODUCTS & PAPER - 0.2%
300,000	Celulosa Arauco y Constitucion SA		4.5000	8/1/2024	315,375
200,000	Celulosa Arauco y Constitucion SA (b)		5.5000	4/30/2049	210,500
300,000	Inversiones CMPC SA/Cayman Islands Branch		4.3750	5/15/2023	311,608
					837,483
	GAS - 0.0% *
80,000	Brooklyn Union Gas Co. (b)		4.4870	3/4/2049	89,992

	HAND/MACHINE TOOLS - 0.0% *
30,000	Colfax Corp. (b)		6.0000	2/15/2024	31,725
15,000	Colfax Corp (b)		6.3750	2/15/2026	16,087
					47,812
	HEALTHCARE - PRODUCTS - 0.1%
30,000	Avantor, Inc. (b)		9.0000	10/1/2025	33,450
555,000	Thermo Fisher Scientific, Inc.		3.6000	8/15/2021	567,860
					601,310
	HEALTHCARE - SERVICES - 0.1%
410,000	Anthem, Inc.		2.5000	11/21/2020	410,816
53,000	Centene Corp.		4.7500	1/15/2025	54,707
15,000	Eagle Holding Co II LLC (b)		7.7500	5/15/2022	15,112
150,000	HCA, Inc.		4.1250	6/15/2029	154,197
45,000	HCA, Inc.		5.3750	9/1/2026	48,488
35,000	MPH Acquisition Holdings LLC (b)		7.1250	6/1/2024	32,820
55,000	WellCare Health Plans, Inc. (b)		5.3750	8/15/2026	58,300
					774,440
	HOLDING COMPANIES - 0.1%
750,000	CK Hutchison Capital Securities 17 Ltd. (c)	5 Year Treasury Bond + 2.07	4.0000	11/12/2167	745,331

	HOME EQUITY ABS - 1.0%
1,318,112	Accredited Mortgage Loan Trust 2005-4 (c)	1 Month LIBOR + 0.32	2.7244	12/25/2035	1,314,067
141,235	Bayview Financial Acquisition Trust 2007-A 1A5 (f)		6.1010	5/28/2037	145,640
2,838,162	GSAA Home Equity Trust 2006-18 AF6 (f,g)		5.6816	11/25/2036	1,296,640
192,230	GSAA Home Equity Trust 2007-10 A1A		6.0000	11/25/2037	162,836
1,305,160	Nomura Home Equity Loan Trust Series 2007-1 2A2 (c)	1 Month LIBOR + 0.16	2.5644	2/25/2037	1,227,771
					4,146,954
	HOME FURNISHINGS - 0.0% *
55,000	Tempur Sealy International, Inc.		5.5000	6/15/2026	57,062

	INSURANCE - 0.3%
40,000	Alliant Holdings Intermediate LLC (b)		8.2500	8/1/2023	40,988
285,000	Athene Global Funding (b)		3.0000	7/1/2022	288,391
270,000	AXA Equitable Holdings, Inc. (b)		3.9000	4/20/2023	281,300
140,000	AXA Equitable Holdings, Inc.		3.9000	4/20/2023	145,859
100,000	Liberty Mutual Group, Inc. (b)		6.5000	5/1/2042	132,555
270,000	Marsh & McLennan Cos, Inc. (c)	3 Month LIBOR + 1.20	3.8010	12/29/2021	270,767
65,000	Prudential Financial, Inc.		3.9050	12/7/2047	67,872
175,000	Prudential Financial, Inc.		4.5000	11/16/2021	183,985
130,000	Willis North America, Inc.		4.5000	9/15/2028	139,912
					1,551,629
	INTERNET - 0.1%
415,000	eBay, Inc.		2.7500	1/30/2023	417,246

	INVESTMENT COMPANIES - 0.1%
35,000	Icahn Enterprises LP (b)		6.2500	5/15/2026	35,481
200,000	Grupo de Inversiones Suramericana SA		5.7000	5/18/2021	209,500
					244,981
	IRON/STEEL - 0.0% *
100,000	CSN Islands XII Corp.		7.0000	12/23/2167	90,250

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019

Principal
Amount ($)		Spread	Interest Rate	Maturity	Value ($)
	LEISURE TIME - 0.0% *
150,000	Royal Caribbean Cruises Ltd.		3.7000	3/15/2028	151,106
65,000	Viking Cruises Ltd. (b)		5.8750	9/15/2027	65,812
					216,918
	LODGING - 0.0% *
200,000	Gohl Capital Ltd.		4.2500	1/24/2027	205,876
25,000	Hilton Domestic Operating Co., Inc. (b)		4.2500	9/1/2024	25,375
					231,251
	MACHINERY - CONSTRUCTION & MINING - 0.1%
135,000	John Deere Capital Corp.		3.4500	1/10/2024	141,798
180,000	John Deere Capital Corp.		2.6000	3/7/2024	181,949
					323,747
	MEDIA - 0.5%
45,000	CCO Holdings, LLC / CCO Holdings Capital Corp. (b)		5.7500	2/15/2026	47,194
50,000	CCO Holdings, LLC / CCO Holdings Capital Corp. (b)		5.0000	2/1/2028	51,060
25,000	Cengage Learning, Inc. (b)		9.5000	6/15/2024	23,750
265,000	Charter Communications Operating LLC / Charter Communications Operating Capital		4.9080	7/23/2025	287,695
380,000	Comcast Corp		3.4500	10/1/2021	390,989
400,000	Comcast Corp		3.7000	4/15/2024	424,539
60,000	CSC Holdings LLC		5.2500	6/1/2024	62,325
600,000	Globo Comunicacao e Participacoes SA		4.8750	4/11/2022	618,006
35,000	Gray Television, Inc. (b)		7.0000	5/15/2027	37,975
10,000	iHeartCommunications Inc		6.3750	5/1/2026	10,613
5,000	iHeartCommunications Inc		8.3750	5/1/2027	5,238
40,000	Sirius XM Radio, Inc. (b)		5.3750	7/15/2026	41,450
15,000	Sirius XM Radio, Inc. (b)		5.5000	7/1/2029	15,378
581,000	VTR Finance BV		6.8750	1/15/2024	601,335
					2,617,547
	MINING - 0.3%
900,000	Freeport-McMoRan, Inc.		4.5500	11/14/2024	920,025
150,000	Freeport-McMoRan, Inc.		5.4000	11/14/2034	143,625
60,000	Freeport-McMoRan, Inc.		5.4500	3/15/2043	54,900
200,000	Nexa Resources Peru SAA		4.6250	3/28/2023	207,002
200,000	Vedanta Resources PLC		7.1250	5/31/2023	196,800
400,000	Vedanta Resources PLC		6.1250	8/9/2024	368,026
					1,890,378
	MISCELLANEOUS MANUFACTURING - 0.1%
315,000	General Electric Co.		2.7000	10/9/2022	314,649
140,000	General Electric Co.		5.8750	1/14/2038	158,056
					472,705
	MUNICIPAL - 0.2%
1,650,000	Commonwealth of Puerto Rico (g)		8.0000	7/1/2035	853,875
35,000	Missouri Highway & Transportation Commission		5.0630	5/1/2024	39,319
50,000	State of California		7.5500	4/1/2039	79,156
					972,350
	OIL & GAS - 1.6%
400,000	Bharat Petroleum Corp Ltd.		4.6250	10/25/2022	421,108
200,000	Canacol Energy Ltd. (b)		7.2500	5/3/2025	208,000
95,000	Cenovus Energy, Inc.		5.4000	6/15/2047	103,096
300,000	CNOOC Finance 2012 Ltd.		3.8750	5/2/2022	309,231
600,000	CNOOC Finance 2013 Ltd.		3.0000	5/9/2023	605,351
800,000	CNPC General Capital Ltd.		3.9500	4/19/2022	827,433
480,000	Delek & Avner Tamar Bond Ltd. (b)		4.4350	12/30/2020	487,009
100,000	Delek & Avner Tamar Bond Ltd. (b)		5.4120	12/30/2025	103,719
300,000	Ecopetrol SA		5.8750	9/18/2023	331,740
200,000	Geopark Ltd.		6.5000	9/21/2024	206,000
200,000	Gran Tierra Energy International Holdings Ltd. ****		0.0000	2/15/2025	186,250
25,000	Gulfport Energy Corp.		6.3750	5/15/2025	19,344
40,000	Hilcorp Energy I LP / Hilcorp Finance Co. (b)		6.2500	11/1/2028	40,200
400,000	Indian Oil Corp Ltd.		5.7500	8/1/2023	437,812
300,000	Indian Oil Corp Ltd.		4.7500	1/16/2024	314,787
20,000	Indigo Natural Resources LLC (b)		6.8750	2/15/2026	17,950
95,000	Marathon Petroleum Corp.		5.1250	12/15/2026	103,788
15,000	Oasis Petroleum, Inc.		6.8750	3/15/2022	14,962
800,000	ONGC Videsh Vankorneft Pte Ltd.		3.7500	5/7/2023	817,538
133,333	Pan American Energy LLC/Argentina		7.8750	5/7/2021	138,167
20,000	Parkland Fuel Corp. (b)		5.8750	7/15/2027	20,319
15,000	Parsley Energy LLC (b)		5.6250	10/15/2027	15,675
100,000	Petrobras Global Finance BV		5.2990	1/27/2025	106,100
50,000	Petroleos Mexicanos		6.5000	6/2/2041	44,350
700,000	PTTEP Treasury Center Co. Ltd. (c)	5 Year Treasury + 2.72	4.6000	1/17/2168	707,108
30,000	QEP Resources, Inc.		5.6250	3/1/2026	28,200

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019

Principal
Amount ($)		Spread	Interest Rate	Maturity	Value ($)
	OIL & GAS - 1.6% (Continued)
650,000	Reliance Holding USA, Inc.		5.4000	2/14/2022	690,683
500,000	Sinopec Group Overseas Development 2013 Ltd.		4.3750	10/17/2023	531,124
35,000	Sunoco LP / Sunoco Finance Corp.		5.5000	2/15/2026	36,444
15,000	Sunoco LP / Sunoco Finance Corp. (b)		6.0000	4/15/2027	15,750
500,000	YPF SA		8.5000	3/23/2021	508,625
100,000	YPF SA		8.5000	7/28/2025	100,170
					8,498,033
	OIL & GAS SERVICES - 0.1%
270,000	Schlumberger Holdings Corp. (b)		3.7500	5/1/2024	281,334
23,625	Transocean Guardian Ltd. (b)		5.8750	1/15/2024	24,009
20,000	Transocean, Inc. (b)		7.2500	11/1/2025	18,950
35,000	Transocean Poseidon Ltd. (b)		6.8750	2/1/2027	36,991
45,000	USA Compression Partners LP / USA Compression Finance Corp. (b)		6.8750	9/1/2027	47,255
					408,539
	OTHER ABS - 18.5%
216,348	AASET 2018-1 US Ltd. A (b)		3.8440	1/16/2038	217,078
788,349	Adams Mill CLO Ltd. (b,c)	3 Month LIBOR + 1.10	3.6968	7/15/2026	788,786
2,000,000	AIMCO CLO Series 2015-AA AR (b,c)	3 Month LIBOR + 0.85	3.4468	1/15/2028	1,997,300
3,083,180	Ajax Mortgage Loan Trust 2016-C A (b,d)		3.9500	10/25/2058	3,098,664
500,000	Anchorage Capital CLO 5 Ltd. 2014-5RA A (b,c)	3 Month LIBOR + 0.99	3.5867	1/15/2030	497,052
342,029	Apidos CLO XVI 2013-16A A1R (b,c)	3 Month LIBOR + 0.98	3.5715	1/19/2025	342,422
500,000	Apidos CLO XXI 2015-21A ER (b,c,i)	3 Month LIBOR + 8.25	10.8509	7/18/2027	482,420
500,000	Apidos CLO XXIV 2016-24A DR (b,c)	3 Month LIBOR + 5.80	8.3915	10/20/2030	477,258
500,000	Atrium XIII E (b,c)	3 Month LIBOR + 6.05	8.6415	11/21/2030	490,901
500,000	Atrium XIV 14A E (b,c,i)	3 Month LIBOR + 5.65	8.2510	8/23/2030	475,726
1,000,000	Avery Point VI CLO Ltd. 2015-6A AR (b,c)	3 Month LIBOR + 1.05	3.6151	8/5/2027	1,000,412
1,000,000	Avery Point VII CLO 2015-7A A1 Ltd. (b,c)	3 Month LIBOR + 1.14	3.4434	1/15/2028	1,000,000
500,000	Barings CLO Ltd 2018-III D (b,c)	3 Month LIBOR + 2.90	5.4915	7/20/2029	488,112
1,000,000	Battalion CLO VII Ltd. 2014-7A A1RR (b,c)	3 Month LIBOR + 1.04	3.6280	7/17/2028	997,520
1,000,000	Bayview Opportunity Master Fund IVa Trust 2019-SBR1 (b,f)		3.4748	6/28/2034	1,000,000
748,000	BSPRT 2019-FL5 Issuer Ltd. (b,c)	1 Month LIBOR + 1.15	3.6280	5/9/2029	748,448
1,000,000	California Street CLO IX LP (b,c)	3 Month LIBOR + 1.45	4.0510	10/16/2028	1,000,464
500,000	Canyon Capital CLO 2016-1 Ltd DR (b,c)	3 Month LIBOR + 2.80	5.3967	7/15/2031	481,907
500,000	Canyon Capital CLO 2016-1 Ltd ER (b,c,i)	3 Month LIBOR +5.75	8.3468	7/15/2031	456,042
500,000	Canyon Capital CLO 2017-1A D Ltd. (b,c)	3 Month LIBOR + 3.60	6.1967	7/15/2030	501,479
1,000,000	Carbone CLO Ltd. 2017-1A A1 (b,c)	3 Month LIBOR +1.14	3.7315	1/20/2031	994,251
500,000	Carlyle Global Market Strategies CLO 2014-2R (b,c,i)	3 Month LIBOR +5.35	7.8680	5/15/2031	452,574
1,000,000	Carlyle Global Market Strategies CLO 2015-1 Ltd. (b,c)	3 Month LIBOR + 1.00	3.5915	4/20/2027	1,001,727
1,000,000	Carlyle US CLO 2017-1 Ltd. A1A (b,c)	3 Month LIBOR + 1.30	3.8915	4/20/2031	999,999
1,000,000	Cathedral Lake CLO 2013 Ltd. (b,c)	3 Month LIBOR + 1.20	3.7968	10/15/2029	993,810
2,000,000	Cathedral Lake V Ltd. 2018-5A (b,c)	3 Month LIBOR + 1.20	3.7915	10/21/2030	1,992,874
335,368	CENT CLO 19 Ltd. 2013-19A A1A (b,c)	3 Month LIBOR + 1.33	3.9124	10/29/2025	335,593
500,000	Chenango Park CLO Ltd. 2018-1A (b,c,i)	3 Month LIBOR + 5.80	8.3968	4/15/2030	471,469
616,369	Citicorp Residential Mortgage Trust Series 2007-2 A4 (f)		5.0824	6/25/2037	620,270
457,897	Consumer Loan Underlying Bond Credit Trust 2018-P1 A (b)		3.3900	7/15/2025	460,015
884,891	Consumer Loan Underlying Bond Credit Trust 2018-P2 A (b)		3.4700	10/15/2025	890,100
2,349	Countrywide Asset-Backed Certificates 2005-15 1AF6 (d)		4.4229	4/25/2036	2,359
1,287,024	CSMC 2018-RPL8 Trust (b,d)		4.1250	7/25/2058	1,303,991
500,000	Dorchester Park CLO Ltd 2015-1A DR (b,c)	3 Month LIBOR + 2.40	4.9915	4/20/2028	494,102
500,000	Dryden 40 Senior Loan Fund 2015-40A (b,c,i)	3 Month LIBOR + 5.75	8.2680	8/15/2031	475,094
500,000	Fillmore Park CLO Ltd 2018-1A D (b,c)	3 Month LIBOR + 2.90	5.4968	7/15/2030	486,990
500,000	Fillmore Park CLO Ltd 2018-1A E (b,c,i)	3 Month LIBOR + 5.40	7.9967	7/18/2030	467,568
2,500,000	GREYWOLF CLO VII Ltd. 2018-2A (b,c)	3 Month LIBOR + 1.18	3.7715	10/20/2031	2,489,032
250,000	Halcyon Loan Advisors Funding 2013-2 Ltd. C (b,c)	3 Month LIBOR + 2.70	5.2790	8/1/2025	250,098
121,547	Halcyon Loan Advisors Funding 2014-1 Ltd. A1 (b,c)	3 Month LIBOR + 1.13	3.7309	4/18/2026	121,622
2,000,000	Halcyon Loan Advisors Funding 2015-3 Ltd. A1R (b,c)	3 Month LIBOR + 0.90	3.5009	10/18/2027	1,992,257
1,500,000	Hayfin Kingsland VIII Ltd. (b,c)	3 Month LIBOR + 1.12	3.7115	4/20/2031	1,490,553
500,000	Highbridge Loan Management 8-2016 Ltd. DR (b,c)	3 Month LIBOR + 2.90	5.4915	7/20/2030	478,614
656,738	Hilton Grand Vacations Trust 2018-A (b)		3.5400	2/25/2032	676,466
1,000,000	Horizon Aircraft Finance II Ltd. (b)		6.9000	7/15/2039	999,988
953,014	Invitation Homes 2017-SFR2 Trust A (b,c)	1 Month LIBOR + 0.85	3.2443	12/17/2036	946,659
1,444,032	Invitation Homes 2018-SFR1 Trust A (b,c)	1 Month LIBOR + 0.70	3.0943	3/17/2037	1,425,973
255,000	Invitation Homes 2018-SFR1 Trust C (b,c)	1 Month LIBOR + 1.25	3.6443	3/17/2037	253,652
170,000	Invitation Homes 2018-SFR1 Trust D (b,c)	1 Month LIBOR + 1.45	3.8442	3/17/2037	169,106
2,000,000	Jamestown CLO Ltd. 2016-9A (b,c)	3 Month LIBOR + 1.50	4.0915	10/20/2028	2,001,160
924,881	Jamestown CLO IV Ltd. 2014-4A A1A (b,c)	3 Month LIBOR + 0.69	3.2867	7/15/2026	922,629
1,500,000	Jamestown CLO VIII Ltd 2015-8A A1AR (b,c)	3 Month LIBOR + 0.87	3.4667	1/15/2028	1,495,419
1,050,000	Jamestown CLO VI-R Ltd 2018-6RA A1 (b,c)	3 Month LIBOR + 1.15	3.7303	4/25/2030	1,044,675
1,000,000	Jefferson Mill CLO Ltd. 2015-1A (c)	3 Month LIBOR + 1.18	3.7561	10/20/2031	996,368
982,500	Jimmy Johns Funding LLC 2017-1A (b)		3.6100	7/30/2047	992,207

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019

Principal
Amount ($)		Spread	Interest Rate	Maturity	Value ($)
	OTHER ABS - 18.5% (Continued)
1,547,551	JP Morgan Mortgage Acquisition Trust 2006-RM1 A5(c)	1 Month LIBOR + 0.24	2.6444	8/25/2036	914,903
500,000	LCM Loan Income Fund I Income Note Issuer Ltd. (b,c)	3 Month LIBOR + 5.60	8.2010	7/16/2031	464,092
500,000	LCM XIV LP DR (b,c)	3 Month LIBOR + 2.75	5.3415	7/20/2031	476,879
500,000	LCM XIV LP ER (b,c,i)	3 Month LIBOR + 5.50	8.0915	7/20/2031	466,342
500,000	LCM XVI LP AR (b,c)	3 Month LIBOR + 6.00	8.5967	10/15/2031	457,850
2,945,793	Legacy Mortgage Asset Trust 2018-GS1 (b,f)		4.0000	3/25/2058	2,972,860
1,394,420	Legacy Mortgage Asset Trust 2019-GS1 (b,f)		4.0000	1/25/2059	1,416,709
1,933,442	Legacy Mortgage Asset Trust 2019-GS2 (b,f)		3.7500	1/25/2059	1,969,934
789,000	LOANCORE 2018-CRE1 (b,d)		3.5242	5/15/2028	789,474
747,000	LoanCore 2019-CRE2 Issuer Ltd. (b,c)	1 Month LIBOR + 1.50	3.9294	5/9/2036	747,934
784,000	MACRE 2018-FL1 A (b,i)		3.5443	6/15/2028	786,956
2,000,000	Madison Park Funding XI Ltd. AR (b,c,i)	3 Month LIBOR + 1.16	3.7515	7/23/2029	2,000,908
183,209	Marlette Funding Trust 2018-1 A (b)		2.6100	3/15/2028	183,133
471,125	Marlette Funding Trust 2018-3 A (b)		3.2000	9/15/2028	472,476
838,590	Mill City Mortgage Loan Trust 2017-1 A1 (b,d)		2.7500	11/25/2058	836,715
153,830	Mosaic Solar Loans 2017-1 LLC A (b)		4.4500	6/20/2042	159,951
500,000	Myers Park CLO Ltd. 2018-1A (b,c)	3 Month LIBOR + 5.50	8.0915	10/20/2030	470,053
1,000,000	Ocean Trails CLO V 2014-5A (b,c)	3 Month LIBOR + 1.28	3.8768	10/13/2031	1,003,650
1,000,000	OCP CLO 2014-5 Ltd. A1R (b,c)	3 Month LIBOR + 1.08	3.6664	4/26/2031	990,362
500,000	Octagon Investment Partners XIV Ltd. 2012-1A CR (b,c)	3 Month LIBOR + 4.00	6.5968	7/15/2029	500,234
500,000	Octagon Investment Partners XVI Ltd 2013-1A ER (b,c,i)	3 Month LIBOR + 5.75	8.3380	7/17/2030	468,145
500,000	Octagon Investment Partners 26 Ltd 2016-1A FR (b,c,i)	3 Month LIBOR + 8.09	10.6868	7/15/2030	461,675
500,000	Octagon Investment Partners 37 Ltd. 2018-2A C (b,c)	3 Month LIBOR + 2.85	5.4303	7/25/2030	483,616
273,587	Palmer Square Loan Funding 2017-1 Ltd A1 (b,c)	3 Month LIBOR + 0.74	3.3368	10/15/2025	273,316
2,000,000	Park Avenue Institutional Advisers CLO Ltd 2016-1 (b,c)	3 Month LIBOR + 1.20	3.7235	8/23/2031	1,997,951
2,000,000	Park Avenue Institutional Advisers CLO Ltd 2018-1 (b,c)	3 Month LIBOR + 1.28	3.8715	10/20/2031	1,996,259
1,240,035	Pretium Mortgage Credit Partners I 2018-NPL2 LLC A1 (b,e,f)		4.1250	8/27/2033	1,248,459
1,904,812	Pretium Mortgage Credit Partners I 2018-NPL3 LLC A1 (b,e,f)		3.8441	12/25/2058	1,909,164
504,021	Prosper Marketplace Issuance Trust Series 2018-2 (b)		3.3500	10/15/2024	505,861
1,143,965	Prosper Marketplace Issuance Trust Series 2019-1 (b)		3.5400	4/15/2025	1,149,194
500,000	Prosper Marketplace Issuance Trust Series 2019-2 (b)		3.2000	9/15/2025	500,992
3,320,000	Race Point IX CLO 2015-9A A1AR Ltd. (b,c)	3 Month LIBOR + 1.21	3.8068	10/15/2030	3,320,543
1,000,000	Regatta XIV Funding Ltd. 2018-3A (b,c)	3 Month LIBOR + 1.19	3.7703	10/25/2031	997,001
1,000,000	Romark WM-R Ltd 2018-1A A1 (b,c)	3 Month LIBOR + 1.03	3.6215	4/20/2031	991,675
554,961	SCF Equipment Leasing 2017-2A A LLC (b)		3.4100	12/20/2023	560,410
2,000,000	Shackleton 2016-IX CLO Ltd. A (b,c)	3 Month LIBOR + 1.50	4.0915	10/20/2028	2,008,647
196,461	Sierra Timeshare 2016-2 Receivables Funding LLC (b)		2.3300	7/20/2033	195,761
482,427	Sierra Timeshare 2016-3 Receivables Funding LLC (b)		2.4300	10/20/2033	480,915
203,425	Sofi Consumer Loan Program 2016-3 A LLC (b)		3.0500	12/26/2025	204,343
43,149	Sofi Consumer Loan Program 2017-5 A1 LLC (b)		2.1400	9/25/2026	43,123
48,964	Sofi Consumer Loan Program 2017-6 A1 LLC (b)		2.2000	11/25/2026	48,930
375,000	Sofi Consumer Loan Program 2017-6 A2 LLC (b)		2.8200	11/25/2026	375,708
184,323	Sofi Consumer Loan Program 2018-1 Trust A1 (b)		2.5500	2/25/2027	184,233
442,014	Sofi Consumer Loan Program 2018-3 Trust A1 (b)		3.2000	8/25/2027	443,449
531,278	Springleaf Funding Trust 2016-A (b)		2.9000	11/15/2029	531,806
1,000,000	Steele Creek CLO 2018-2 Ltd (b,c)	3 Month LIBOR + 1.20	3.7196	8/18/2031	998,143
2,000,000	TES 2017-1A B LLC (b)		7.7400	10/20/2047	2,106,709
500,000	THL Credit Wind River 2014-1 CLO Ltd. DRR (b,c)	3 Month LIBOR + 3.00	5.6009	7/18/2031	475,834
500,000	THL Credit Wind River 2018-2 CLO Ltd. A (b,c,i)	3 Month LIBOR + 5.75	8.3468	7/15/2030	462,881
416,185	Triton Container Finance IV LLC 2017-2A (b)		3.6200	8/20/2042	421,165
1,000,000	Vibrant CLO V Ltd. 2016-5A (b,c)	3 Month LIBOR + 1.55	4.1415	1/20/2029	1,001,332
1,264,157	VOLT LXIV LLC 2017-NP 11 (b,f)		3.3750	10/25/2047	1,268,108
914,911	VOLT LXXIII LLC 2018-NPL9 A1 (b,f)		4.4583	10/25/2048	923,462
1,275,873	VOLT LXXV LLC 2019-NPL1 A1 (b,f)		4.3357	1/25/2049	1,293,107
500,000	Voya CLO 2018-2 Ltd. D (b,c)	3 Month LIBOR + 2.75	5.3467	7/15/2031	480,088
500,000	Voya CLO 2018-2 Ltd. E (b,c)	3 Month LIBOR + 5.25	7.8468	7/15/2031	467,348
500,000	Voya CLO 2019-2 Ltd. (b,c,i)	3 Month LIBOR + 6.60	8.8529	7/20/2032	500,000
2,000,000	Wellfleet CLO 2016-1 Ltd. AR (b,c)	3 Month LIBOR + 0.91	3.5015	4/20/2028	1,992,295
716,169	Zais CLO 2 Ltd. 2014-2A A1AR (b,c)	3 Month LIBOR + 1.20	3.7802	7/25/2026	716,607
					100,300,925
	PACKAGING & CONTAINERS - 0.1%
29,000	Crown Americas LLC		4.7500	2/1/2026	29,797
20,000	Flex Acquisition Co., Inc. (b)		6.8750	1/15/2025	18,100
610,000	Packaging Corp. of America		2.4500	12/15/2020	609,500
135,000	WestRock Co. (b)		3.7500	3/15/2025	131,964
					789,361

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019

Principal
Amount ($)		Spread	Interest Rate	Maturity	Value ($)
	PHARMACEUTICALS - 0.6%
149,000	AbbVie, Inc.		4.7000	5/14/2045	151,685
600,000	AstraZeneca PLC		2.3750	11/16/2020	600,091
15,000	Bausch Health Cos. Inc. (b)		7.0000	3/15/2024	15,939
10,000	Bausch Health Cos. Inc. (b)		5.7500	8/15/2027	10,510
20,000	Bausch Health Cos. Inc. (b)		7.0000	1/15/2028	20,725
20,000	Bausch Health Cos. Inc. (b)		7.2500	5/30/2029	20,800
365,000	Bristol-Myers Squibb Co. (b)		2.6000	5/16/2022	369,632
575,000	Cardinal Health, Inc.		2.6160	6/15/2022	578,453
360,000	Cigna Corp. (b)		3.4000	9/17/2021	367,019
215,000	Cigna Corp. (b,c)	3 Month LIBOR + 0.89	3.4868	7/15/2023	214,814
205,000	Cigna Corp. (b)		4.9000	12/15/2048	222,906
400,000	CVS Health Corp.		2.8000	7/20/2020	401,022
					2,973,596
	PIPELINES - 0.2%
250,000	AI Candelaria Spain SLU		7.5000	12/15/2028	275,000
35,000	Antero Midstream Partners LP (b)		5.7500	3/1/2027	35,000
30,000	Cheniere Energy Partners LP		5.2500	10/1/2025	31,012
15,000	Cheniere Energy Partners LP (b)		5.6250	10/1/2026	15,825
90,000	Energy Transfer LP		4.7500	1/15/2026	96,443
90,000	EQM Midstream Partners LP		4.7500	7/15/2023	93,587
80,000	Kinder Morgan Energy Partners LP		6.9500	1/15/2038	102,573
15,000	NGL Energy Partners LP (b)		7.5000	4/15/2026	15,525
200,000	Oleoducto Central SA		4.0000	5/7/2021	203,202
105,000	Sabine Pass Liquefaction LLC		5.0000	3/15/2027	115,128
					983,295
	REGIONAL - 0.0% *
150,000	Provincia de Buenos Aires/Argentina		7.8750	6/15/2027	110,251

	REITS - 0.2%
35,000	Alexandria Real Estate Equities, Inc.		4.8500	4/15/2049	40,125
190,000	Alexandria Real Estate Equities, Inc.		4.0000	1/15/2024	200,971
140,000	American Tower Corp.		3.9500	3/15/2029	146,547
145,000	Crown Castle International Corp.		3.6500	9/1/2027	149,320
60,000	ESH Hospitality, Inc. (b)		5.2500	5/1/2025	61,425
50,000	MPT Operating Partnership LP / MPT Finance Corp.		5.2500	8/1/2026	52,125
150,000	Public Storage		3.3850	5/1/2029	156,674
270,000	Welltower, Inc.		3.9500	9/1/2023	284,031
					1,091,218
	RETAIL - 0.1%
30,000	1011778 BC ULC / New Red Finance, Inc. (b)		5.0000	10/15/2025	30,234
40,000	Beacon Roofing Supply, Inc. (b)		4.8750	11/1/2025	39,600
10,000	Carvana Co. (b)		8.8750	10/1/2023	10,103
265,000	Dollar Tree Inc		4.0000	5/15/2025	276,235
50,000	Golden Nugget, Inc. (b)		6.7500	10/15/2024	51,500
145,000	Home Depot, Inc.		3.9000	6/15/2047	156,932
20,000	PetSmart, Inc. (b)		7.1250	3/15/2023	18,750
10,000	PetSmart, Inc. (b)		5.8750	6/1/2025	9,700
30,000	Staples, Inc. (b)		7.5000	4/15/2026	29,823
					622,877
	SEMICONDUCTORS - 0.2%
380,000	Analog Devices Inc		2.9500	1/12/2021	383,456
370,000	Microchip Technology, Inc. (b)		3.9220	6/1/2021	376,640
140,000	NXP BV / NXP Funding LLC (b)		3.8750	6/18/2026	143,885
					903,981
	SOFTWARE - 0.0% *
10,000	CDK Global, Inc. (b)		5.2500	5/15/2029	10,362
20,000	Dun & Bradstreet Corp. (b)		6.8750	8/15/2026	21,125
30,000	Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Ho (b)		10.0000	11/30/2024	32,588
30,000	Informatica LLC (b)		7.1250	7/15/2023	30,530
					94,605
	STUDENT LOAN ABS - 1.0%
721,637	AccessLex Institute 2004-2 A3 (c)	3 Month LIBOR + 0.19	2.7703	10/25/2024	709,650
582,942	AccessLex Institute 2007-A B (c)	3 Month LIBOR + 0.55	3.0706	2/25/2037	561,557
652,832	Commonbond Student Loan Trust 2017-BGS C (b)		2.6800	9/25/2042	653,249
833,211	Commonbond Student Loan Trust 2017-B-GS (b)		4.4400	9/25/2042	830,697
12,000	Earnest Student Loan Program 2016-D LLC (b) ****		0.0000	1/25/2041	406,080
232,886	Earnest Student Loan Program 2017-A LLC (b,i)		2.6500	1/25/2041	232,537
300,000	SMB Private Education Loan Trust 2018-B A2B (b,c)	1 Month LIBOR + 0.72	3.1142	1/15/2037	298,997
97,793	Sofi Professional Loan Program 2017-B LLC (b)		1.8300	5/25/2040	97,651
1,115,019	Sofi Professional Loan Program 2018-D Trust (b)		3.1200	2/25/2048	1,124,184
5,007	Wachovia Student Loan Trust 2006-1 A5 (b,c)	3 Month LIBOR + 0.12	2.7002	7/26/2027	5,006
					4,919,608

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019

Principal
Amount ($)		Spread	Interest Rate	Maturity	Value ($)
	TELECOMMUNICATIONS - 0.9%
410,000	AT&T, Inc.		2.8000	2/17/2021	412,568
260,000	AT&T, Inc.		5.2500	3/1/2037	291,798
500,000	Bharti Airtel Inernational Netherlands BV		5.1250	3/11/2023	525,440
600,000	C&W Senior Financing DAC		7.5000	10/15/2026	625,500
200,000	C&W Senior Financing DAC		6.8750	9/15/2027	206,520
25,000	CommScope Finance LLC (b)		5.5000	3/1/2024	25,656
5,000	CommScope Finance LLC (b)		6.0000	3/1/2026	5,125
200,000	Comunicaciones Celulares SA Via Comcel Trust		6.8750	2/6/2024	206,750
200,856	Digicel Group Ltd. (b)		9.1250	4/1/2024	42,180
400,000	Empresa Nacional de Telecomunicaciones SA		4.8750	10/30/2024	421,827
20,000	Frontier Communications Corp. (b)		8.0000	4/1/2027	20,800
25,000	Gogo Intermediate Holdings LLC (b)		9.8750	5/1/2024	25,719
30,000	GTT Communications, Inc. (b)		7.8750	12/31/2024	24,525
20,000	Level 3 Financing, Inc.		5.3750	1/15/2024	20,450
400,000	Millicom International Cellular SA		6.0000	3/15/2025	415,200
200,000	Millicom International Cellular SA		6.6250	10/15/2026	217,980
200,000	Millicom International Cellular SA		5.1250	1/15/2028	202,500
25,000	Sprint Capital Corp.		6.8750	11/15/2028	25,695
45,000	Sprint Corp.		7.1250	6/15/2024	47,713
200,000	Telefonica Celular del Paraguay S.A. (b)		5.8750	4/15/2027	208,500
45,000	Telesat Canada / Telesat LLC (b)		8.8750	11/15/2024	48,712
375,000	Verizon Communications, Inc. (c)	3 Month LIBOR + 1.10	3.6180	5/15/2025	379,819
210,000	Verizon Communications, Inc.		4.2720	1/15/2036	227,452
					4,628,429
	TOYS/GAMES/HOBBIES - 0.0% *
145,000	Hasbro, Inc.		3.5000	9/15/2027	147,148

	TRANSPORTATION - 0.2%
160,000	CSX Corp.		3.8000	11/1/2046	161,982
235,000	FedEx Corp.		3.4000	1/14/2022	240,928
200,000	JSL Europe SA		7.7500	7/26/2024	205,750
380,000	Union Pacific Corp.		3.2000	6/8/2021	386,771
					995,431
	TRUCKING & LEASING - 0.1%
400,000	Avolon Holdings Funding Ltd. (b)		3.6250	5/1/2022	405,440
37,000	Avolon Holdings Funding Ltd. (b)		5.1250	10/1/2023	39,165
35,000	Avolon Holdings Funding Ltd. (b)		5.2500	5/15/2024	37,394
95,000	Avolon Holdings Funding Ltd. (b)		3.9500	7/1/2024	97,335
135,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. (b)		4.2000	4/1/2027	140,327
					719,661
	U.S. GOVERNMENT AGENCY - 8.7%
258,941	Fannie Mae REMICS 2005-2S (c,e,h)	1 Month LIBOR + 6.60	4.1956	2/25/2035	45,254
818,855	Fannie Mae REMICS 2005-104 NI (c,e,h)	1 Month LIBOR + 6.70	4.2956	3/25/2035	26,167
461,880	Fannie Mae REMICS 2006-99 AS (c,e,h)	1 Month LIBOR + 6.58	4.1756	10/25/2036	87,729
270,417	Fannie Mae REMICS 2006-119 PS (c,e,h)	1 Month LIBOR + 6.70	4.2956	12/25/2036	48,186
499,773	Fannie Mae REMICS 2006-126 CS (c,e,h)	1 Month LIBOR + 6.70	4.2956	1/25/2037	85,061
314,379	Fannie Mae REMICS 2009-41 ZA (e)		4.5000	6/25/2039	325,453
260,425	Fannie Mae REMICS 2009-98 DZ (e)		4.5000	12/25/2039	268,818
451,010	Fannie Mae REMICS 2010-76 ZK (e)		4.5000	7/25/2040	482,723
278,061	Fannie Mae REMICS 2010-115 SE (c,e,h)	1 Month LIBOR + 6.00	3.5956	10/25/2040	47,965
126,856	Fannie Mae REMICS 2010-134 CS (c,e,h)	1 Month LIBOR + 6.68	4.2756	12/25/2025	10,968
126,856	Fannie Mae REMICS 2010-134 SE (c,e,h)	1 Month LIBOR + 6.65	4.2456	12/25/2025	10,947
256,590	Fannie Mae REMICS 2010-142 SC (c,e,h)	1 Month LIBOR + 6.60	4.1956	12/25/2040	55,691
254,144	Fannie Mae REMICS 2011-18 UZ (e)		4.0000	3/25/2041	266,047
362,206	Fannie Mae REMICS 2011-74 KL (e)		5.0000	6/25/2040	389,624
599,023	Fannie Mae REMICS 2011-93 ES (c,e,h)	1 Month LIBOR + 6.50	4.0956	9/25/2041	107,898
586,400	Fannie Mae REMICS 2011-111 EZ (e)		5.0000	11/25/2041	649,523
834,629	Fannie Mae REMICS 2012-3 DS (c,e,h)	1 Month LIBOR + 5.95	3.5456	2/25/2042	117,122
2,699,462	Fannie Mae REMICS 2012-20 SA (c,e,h)	1 Month LIBOR + 6.45	4.0456	3/25/2042	390,470
926,305	Fannie Mae REMICS 2012-56 FK (c,e)	1 Month LIBOR + 0.45	2.8544	6/25/2042	925,859
1,423,735	Fannie Mae REMICS 2012-103 ZP (e)		3.0000	9/25/2042	1,408,966
1,361,869	Fannie Mae REMICS 2013-74 YS (c,e)	1 Month LIBOR + 6.00	2.3934	7/25/2043	1,257,638
601,482	Fannie Mae REMICS 2013-122 DS (c,e)	1 Month LIBOR + 5.40	2.5147	7/25/2043	523,483
868,148	Fannie Mae REMICS 2014-73 PS (c,e,h)	1 Month LIBOR + 6.20	3.7956	11/25/2044	129,774
1,421,180	Fannie Mae REMICS 2015-95 AP (e)		3.0000	8/25/2042	1,440,909
2,166,358	Fannie Mae REMICS 2016-73 DZ (e)		3.0000	10/25/2046	2,107,922
775,904	Fannie Mae REMICS 2016-81 JF (e)		3.0000	2/25/2044	794,316
1,346,356	Fannie Mae REMICS 2018-15 JF (c,e)	1 Month LIBOR + 0.30	2.7044	3/25/2048	1,338,408
915,767	Fannie Mae REMICS 2018-21 PO (e) ***		0.0000	4/24/2048	776,698
864,693	Fannie Mae REMICS 2018-27 JA (e)		3.0000	12/25/2047	876,291

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019

Principal
Amount ($)		Spread	Interest Rate	Maturity	Value ($)
	U.S. GOVERNMENT AGENCY - 8.7% (Continued)
865,849	Fannie Mae REMICS 2018-36 A (e)		3.0000	6/25/2048	882,497
886,490	Fannie Mae REMICS 2018-49 FB (c,e)	1 Month LIBOR + 0.30	2.7044	7/25/2048	882,230
1,061,006	Fannie Mae REMICS 2018-55 FA (c,e)	1 Month LIBOR + 0.30	2.7044	8/25/2048	1,058,045
1,403,043	Fannie Mae REMICS 2018-64 FA (c,e)	1 Month LIBOR + 0.35	2.7544	9/25/2048	1,402,729
10,062,302	Freddie Mac Multifamily Structured Pass Through Certificates K722 X1 (d,e,h)		1.4378	3/25/2023	392,146
197,851	Freddie Mac REMICS 2663 ZP (e)		5.0000	8/15/2033	213,051
96,102	Freddie Mac REMICS 2909 Z (e)		5.0000	12/15/2034	104,032
191,774	Freddie Mac REMICS 3257 SI (c,e,h)	1 Month LIBOR + 6.32	3.9257	12/15/2036	31,361
789,718	Freddie Mac REMICS 3404 SA (c,e,h)	1 Month LIBOR + 6.00	3.6057	1/15/2038	116,922
737,746	Freddie Mac REMICS 3753 SB (c,e,h)	1 Month LIBOR + 6.00	3.6057	11/15/2040	125,642
127,747	Freddie Mac REMICS 3770 SP (c,e,h)	1 Month LIBOR + 6.50	4.1057	11/15/2040	12,720
903,021	Freddie Mac REMICS 3792 SE (c,e)	1 Month LIBOR + 9.86	5.0715	1/15/2041	1,054,433
45,819	Freddie Mac REMICS 3818 JA (e)		4.5000	1/15/2040	45,965
444,942	Freddie Mac REMICS 3926 FS (c,e,h)	1 Month LIBOR + 6.58	4.1857	9/15/2041	84,966
433,370	Freddie Mac REMICS 3957 DZ (e)		3.5000	11/15/2041	445,987
430,474	Freddie Mac REMICS 3957 HZ (e)		4.0000	11/15/2041	473,438
780,344	Freddie Mac REMICS 3984 DS (c,e,h)	1 Month LIBOR + 5.95	3.5557	1/15/2042	119,860
1,340,236	Freddie Mac REMICS 3998 AZ (e)		4.0000	2/15/2042	1,463,134
1,794,566	Freddie Mac REMICS 4089 SH (c,e,h)	1 Month LIBOR + 6.00	3.6057	8/15/2042	271,138
1,009,903	Freddie Mac REMICS 4096 MS (c,e)	1 Month LIBOR + 2.57	1.1771	8/15/2042	867,798
449,322	Freddie Mac REMICS 4229 MS (c,e)	1 Month LIBOR + 7.70	3.5101	7/15/2043	462,008
2,494,160	Freddie Mac REMICS 4255 GS (c,e,h)	1 Month LIBOR + 6.15	3.7558	9/15/2043	372,771
565,573	Freddie Mac REMICS 4291 MS (c,e,h)	1 Month LIBOR + 5.90	3.5057	1/15/2054	89,991
1,756,390	Freddie Mac REMICS 4314 MS (c,e,h)	1 Month LIBOR + 6.10	3.7058	7/15/2043	186,491
930,866	Freddie Mac REMICS 4391 MA (e)		3.0000	7/15/2040	947,605
2,000,000	Freddie Mac REMICS 4435 SA (c,e)	1 Month LIBOR + 9.90	5.1115	1/15/2041	2,393,790
5,729,910	Freddie Mac REMICS 4440 ZD (e)		2.5000	2/15/2045	5,446,386
3,019,395	Freddie Mac REMICS 4703 FA (c,e)	1 Month LIBOR + 0.35	2.7443	7/15/2047	3,007,871
857,149	Freddie Mac REMICS 4734 A (e)		3.0000	7/15/2042	868,069
876,737	Freddie Mac REMICS 4768 FG (c,e)	1 Month LIBOR + 0.30	2.6943	3/15/2048	870,862
1,366,732	Freddie Mac REMICS 4818 FC (c,e)	1 Month LIBOR + 0.30	2.6943	4/15/2048	1,363,664
1,646,230	Government National Mortgage Association 2010-35 DS (c,e,h)	1 Month LIBOR + 5.68	3.2971	3/20/2040	257,809
2,513,671	Government National Mortgage Association 2010-121 SE (c,e,h)	1 Month LIBOR + 6.00	3.6171	9/20/2040	418,829
1,436,129	Government National Mortgage Association 2011-69 SC (c,e,h)	1 Month LIBOR + 5.38	2.9971	5/20/2041	173,790
1,416,793	Government National Mortgage Association 2013-102 BS (c,e,h)	1 Month LIBOR + 6.15	3.7671	3/20/2043	169,759
2,376,032	Government National Mortgage Association 2013-119 TZ (e)		3.0000	8/20/2043	2,397,997
186,580	Government National Mortgage Association 2013-120 GS (c,e)	1 Month LIBOR + 5.40	2.5405	8/20/2043	177,849
345,698	Government National Mortgage Association 2013-148 DS (c,e,h)	1 Month LIBOR + 5.68	3.2857	10/16/2043	53,110
1,428,560	Government National Mortgage Association 2013-186 SG (c,e,h)	1 Month LIBOR + 6.25	3.8558	2/16/2043	183,460
1,777,505	Government National Mortgage Association 2014-5 SA (c,e,h)	1 Month LIBOR + 5.55	3.1671	1/20/2044	234,362
2,139,442	Government National Mortgage Association 2014-58 SG (c,e,h)	1 Month LIBOR + 5.60	3.2057	4/16/2044	298,726
1,802,298	Government National Mortgage Association 2014-76 SA (c,e,h)	1 Month LIBOR + 5.60	3.2171	1/20/2040	270,983
763,715	Government National Mortgage Association 2014-95 CS (c,e,h)	1 Month LIBOR + 6.25	3.8558	6/16/2044	117,502
1,651,649	Government National Mortgage Association 2014-145 CS (c,e,h)	1 Month LIBOR + 5.60	3.2057	5/16/2044	226,611
988,274	Government National Mortgage Association 2014-156 PS (c,e,h)	1 Month LIBOR + 6.25	3.8671	10/20/2044	150,178
7,159,439	Government National Mortgage Association 2014-164 SW (c,e,h)	1 Month LIBOR + 6.10	3.7171	12/20/2048	1,022,658
					47,207,135
	U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.8%
106,028	Fannie Mae Pool AL4292 (e)		4.5000	4/1/2026	110,500
508,454	Fannie Mae Pool AS4281 (e)		3.0000	1/1/2035	517,815
912,810	Fannie Mae Pool AS4360 (e)		3.0000	1/1/2035	929,615
658,394	Fannie Mae Pool AS4645(e)		3.0000	3/1/2045	668,101
800,126	Fannie Mae Pool AS7661 (e)		3.0000	8/1/2046	800,805
47,660	Fannie Mae Pool MA1050 (e)		4.5000	3/1/2042	49,198
656,809	Freddie Mac Gold Pool G61645 (e)		4.0000	10/1/2048	682,754
158,941	Freddie Mac Gold Pool N70081 (e)		5.5000	7/1/2038	172,499
258,443	Freddie Mac Gold Pool Q13637 (e)		3.0000	11/1/2042	263,056
264,680	Freddie Mac Gold Pool Q13638 (e)		3.0000	11/1/2042	269,405
					4,463,748
	TREASURY SECURITIES - 4.6%
860,000	United States Treasury Bond		2.6250	2/28/2023	887,177
1,020,000	United States Treasury Bond		2.5000	3/31/2023	1,048,448
1,010,000	United States Treasury Bond		2.7500	2/15/2028	1,073,914
90,000	United States Treasury Bond		2.7500	11/15/2042	94,345
670,000	United States Treasury Bond		3.1250	2/15/2043	747,102
570,000	United States Treasury Bond		3.6250	8/15/2043	688,030
530,000	United States Treasury Bond		3.7500	11/15/2043	652,438
210,000	United States Treasury Bond		2.7500	11/15/2047	219,196
510,000	United States Treasury Inflation Indexed Note		0.8750	1/15/2029	543,280
930,000	United States Treasury Inflation Indexed Note		1.0000	2/15/2046	1,050,866
680,000	United States Treasury Note		1.3750	2/15/2020	677,078

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019

Principal
Amount ($)			Interest Rate	Maturity	Value ($)
	TREASURY SECURITIES - 4.6% (Continued)
1,300,000	United States Treasury Note		2.2500	3/31/2020	1,302,184
1,000,000	United States Treasury Note		2.7500	4/30/2023	1,037,500
2,110,000	United States Treasury Note		1.6250	4/30/2023	2,101,675
830,000	United States Treasury Note		1.6250	5/31/2023	826,725
3,310,000	United States Treasury Note		2.2500	12/31/2023	3,381,372
1,050,000	United States Treasury Note		1.8750	8/31/2024	1,055,250
1,060,000	United States Treasury Note		2.1250	9/30/2024	1,077,970
1,245,000	United States Treasury Note		2.2500	10/31/2024	1,274,034
1,210,000	United States Treasury Note		3.0000	9/30/2025	1,292,715
185,000	United States Treasury Note		2.6250	1/31/2026	193,795
1,040,000	United States Treasury Note		2.3750	5/15/2027	1,075,222
1,345,000	United States Treasury Note		2.2500	8/15/2027	1,377,627
1,060,000	United States Treasury Note		2.2500	11/15/2027	1,085,175
					24,763,118
	WHOLE LOAN COLLATERAL - 11.4%
369,561	Adjustable Rate Mortgage Trust 2005-2 6M2 (c)	1 Month LIBOR + 0.98	3.4098	6/25/2035	366,041
864,473	Alternative Loan Trust 2006-14CB		6.0000	6/25/2036	696,334
1,490,142	Alternative Loan Trust 2006-41CB		6.0000	1/25/2037	1,243,806
1,449,878	Alternative Loan Trust 2006-41CB		5.7500	1/25/2037	1,210,412
155,717	Alternative Loan Trust 2007-J2		6.0000	7/25/2037	152,685
2,219,318	American Home Mortgage Investment Trust 2006-1 2A1 (c)	6 Month LIBOR + 1.75	4.2937	12/25/2035	989,226
236,004	Angel Oak Mortgage Trust I LLC 2018-3 (b,d)		3.6490	9/25/2048	238,716
275,338	Angel Oak Mortgage Trust I LLC 2018-3 (b,d)		3.7510	9/25/2048	278,494
275,338	Angel Oak Mortgage Trust I LLC 2018-3 (b,d)		3.8530	9/25/2048	278,486
780,660	Arroyo Mortgage Trust 2018-1 A3 (b,d)		4.2180	4/25/2048	799,896
1,500,000	Bank of America Funding 2005-B 3M1 Trust (c)	1 Month LIBOR + 0.68	3.0579	4/20/2035	1,454,572
252,474	Bank of America Funding 2006-3A1 Trust		5.7500	3/25/2036	265,744
1,040,076	Bank of America Funding 2007-1 Trust TA3B (f)		5.9426	1/25/2037	1,038,345
1,774,856	BCAP LLC 2010-RR6 Trust 1716 (b,d)		6.0000	7/26/2036	1,397,978
53,805	Bear Stearns Asset Backed Securities I Trust 2004-AC2 2A		5.0000	5/25/2034	55,630
414,495	CHL Mortgage Pass-Through Trust 2007-5		5.7500	5/25/2037	344,102
454,670	CHL Mortgage Pass-Through Trust 2007-12		5.7500	8/25/2037	399,288
2,000,000	CIM Trust 2016-1RR B2 (b,d)		7.4525	7/26/2055	2,041,605
2,000,000	CIM Trust 2016-2RR B2 (b,d)		8.2727	2/27/2056	2,048,188
2,000,000	CIM Trust 2016-3RR B2 (b,d)		7.3124	2/27/2056	2,041,698
2,197,271	CIM Trust 2017-8 A1 (b,d)		3.0000	12/25/2065	2,192,384
1,051	Citicorp Mortgage Securities Trust Series 2007-2 3A1		5.5000	2/25/2037	1,044
1,077,419	Citigroup Mortgage Loan Trust 2011-12 1A2 (b,d)		4.1258	4/25/2036	943,508
2,891,524	Citigroup Mortgage Loan Trust 2018-A (b,d)		4.0000	1/25/2068	2,929,718
84,348	CitiMortgage Alternative Loan Trust Series 2007-A1 2A1		5.5000	1/25/2022	83,923
370,714	Civic Mortgage LLC 2018-1 A1 (b,e,f)		3.8915	6/25/2022	369,933
664,384	COLT 2018-3 Mortgage Loan Trust (b,d)		3.7630	10/26/2048	673,554
590,564	COLT 2018-3 Mortgage Loan Trust (b,d)		3.8650	10/26/2048	598,701
722,821	Credit Suisse First Boston Mortgage Securities Corp. 2002-AR28 2A1 (d)		4.5223	11/25/2032	722,605
134,545	Credit Suisse First Boston Mortgage Securities Corp. 2005-8 1A3		5.2500	9/25/2035	123,743
778,527	CSFB Mortgage-Backed Pass-Through Certificates Series 2005-9 5A12		5.5000	10/25/2035	693,007
151,504	CSMC Mortgage-Backed Trust 2006-7 1A3		5.0000	8/25/2036	143,078
314,963	CSMC Mortgage-Backed Trust 2006-9 2A1		5.5000	11/25/2036	267,796
366,702	CSMC Mortgage-Backed Trust 2007-1 5A14		6.0000	2/25/2037	322,520
233,499	CSMC Series 2010-4R 3A17 (b,d)		6.0000	6/26/2037	218,987
1,000,000	CSMC Series 2011-12R 3A5 (b,d)		3.7567	7/27/2036	993,983
52,384	CSMC Trust 2013-3R 1A1 (b,d)		3.6066	4/27/2035	52,570
699,639	Deephaven Residential Mortgage Trust 2018-3 (b,d)		3.8910	8/25/2058	708,002
539,478	Ellington Financial Mortgage Trust 2017-1 A1 (b,d)		2.6870	10/25/2047	537,742
539,478	Ellington Financial Mortgage Trust 2017-1 A2 (b,d)		2.7390	10/25/2047	537,741
404,609	Ellington Financial Mortgage Trust 2017-1 A3 (b,d)		2.8410	10/25/2047	403,530
169,012	First Horizon Alternative Mortgage Securities Trust 2005-AA4 1A1 (d)		3.9769	5/25/2035	135,432
1,000,000	FMC GMSR Issuer Trust 2019-GT1 A (b,d)		5.0700	5/25/2024	1,009,307
1,000,000	FMC GMSR Issuer Trust 2019-GT1 B (b,d)		5.6600	5/25/2024	1,003,617
249,976	GSR Mortgage Loan Trust 2005-AR7 3A1 (d)		4.6316	11/25/2035	241,900
658,291	GSR Mortgage Loan Trust 2006-AR1 3A1 (d)		4.6205	1/25/2036	651,822
402,185	GSR Mortgage Loan Trust 2007-1F 2A2		5.5000	1/25/2037	480,840
166,179	HomeBanc Mortgage Trust 2005-3 A1 (c)	1 Month LIBOR + 0.24	2.6697	7/25/2035	165,645
913,095	Homeward Opportunities Fund I Trust 2018-1 A2 (b,d)		3.8970	6/25/2048	928,075
1,046,255	Homeward Opportunities Fund I Trust 2018-1 A3 (b,d)		3.9990	6/25/2048	1,062,219
18,985	JP Morgan Mortgage Trust 2007-S1 1A1		5.0000	3/25/2022	18,543
794,285	JP Morgan Mortgage Trust 2007-S2 1A11		6.0000	6/25/2037	604,322
2,256,725	JP Morgan Mortgage Trust 2007-S2 1A15		6.7500	6/25/2037	1,838,608
874,856	Lehman Mortgage Trust 2005-1 2A4		5.5000	11/25/2035	821,882
405,041	Lehman Mortgage Trust 2006-1 1A3		5.5000	2/25/2036	324,105
368,801	Lehman Mortgage Trust 2006-2 2A3		5.7500	4/25/2036	378,945

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019

Principal
Amount ($)			Interest Rate	Maturity	Value ($)
	WHOLE LOAN COLLATERAL - 11.4% (Continued)
232,305	MASTR Adjustable Rate Mortgages Trust 2006-2 2A1 (d)		4.6408	4/25/2036	205,859
1,000,000	Mello Warehouse Securitization Trust 2019-1 (b,c)	1 Month LIBOR + 5.50	7.9044	6/25/2052	1,003,163
587,047	Merrill Lynch Mortgage Investors Trust Series 2006-AF2		6.2500	10/25/2036	504,491
3,067	Morgan Stanley Mortgage Loan Trust 2004-1 1A1		5.0000	11/25/2033	3,147
619,329	Morgan Stanley Mortgage Loan Trust 2005-9AR 2A (d)		4.3629	12/25/2035	589,488
171,578	Morgan Stanley Mortgage Loan Trust 2006-7 3A (d)		5.0247	6/25/2036	147,660
959,835	Morgan Stanley Mortgage Loan Trust 2007-12 3A4		6.2500	8/25/2037	758,853
202,119	Morgan Stanley Reremic Trust 2012-R3 2A (b,c)	1 Month LIBOR + 0.23	2.7066	2/26/2037	201,841
1,123,094	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2007-1 11A1A (f)		5.9950	3/25/2047	1,062,302
6,977	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates 2005-5 2AN (d)		5.6750	12/25/2035	7,034
174,152	PHH Alternative Mortgage Trust Series 2007-2 3A1		6.0000	5/25/2037	160,868
939,625	PRPM 2019-1 LLC (b,f)		4.5000	1/25/2024	950,763
4,100,000	Radnor RE 2019-1 Ltd. (b,c)	1 Month LIBOR + 1.20	0.0001	6/25/2029	4,105,269
273,325	RALI Series 2006-QA1 1A21 Trust (d)		4.9375	1/25/2036	247,244
947,870	RALI Series 2006-QO10 Trust A1 (c)	1 Month LIBOR + 0.16	2.5644	1/25/2037	906,546
246,206	RALI Series 2006-QS10 Trust A9		6.5000	8/25/2036	234,428
469,900	RALI Series 2006-QS12 2A3 Trust		6.0000	9/25/2036	457,242
337,121	RALI Series 2007-QS6 A6 Trust		6.2500	4/25/2037	325,904
409,185	Residential Asset Securitization Trust 2004-A9		5.7500	12/25/2034	413,927
395,256	Residential Asset Securitization Trust 2006-A2 A3		6.0000	1/25/2046	282,756
239,168	Residential Asset Securitization Trust 2006-A6 2A11		6.0000	7/25/2036	199,567
395,929	Residential Asset Securitization Trust 2006-A11 1A4		6.2500	10/25/2036	404,494
536,837	Residential Asset Securitization Trust 2007-A1 A8		6.0000	3/25/2037	314,735
409,239	Residential Asset Securitization Trust 2007-A3 1A1 (c)	1 Month LIBOR + 0.45	2.8544	4/25/2037	214,760
53,379	Residential Asset Securitization Trust 2007-A3 1A2 (c)	1 Month LIBOR + 46.38	27.9498	4/25/2037	118,255
167,407	RFMSI Series 2006-S3 Trust A7		5.5000	3/25/2036	162,427
280,441	RFMSI Series 2006-S7 Trust A3		6.2500	8/25/2036	269,682
110,826	RFMSI Series 2006-S7 Trust A7		6.2500	8/25/2036	106,574
517,541	RFMSI Series 2007-S1 A5 Trust		6.0000	1/25/2037	510,296
184,125	RFMSI Series 2007-S2 A4 Trust		6.0000	2/25/2037	175,268
438,208	RFMSI Series 2007-S6 Trust 1A11		6.0000	6/25/2037	429,445
1,090,749	Sequoia Mortgage Trust 2013-1 2A1 (d)		1.8550	2/25/2043	1,020,674
1,471,968	Starwood Mortgage Residential Trust 2018-IMC1 (b,d)		3.8950	3/25/2048	1,498,297
866,683	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 Trust 2A8		6.0000	11/25/2035	855,081
1,232,937	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-2 Trust 1A2		6.0000	4/25/2037	1,114,977
471,268	Wells Fargo Alternative Loan 2007-PA3 Trust 1A4		5.7500	7/25/2037	456,826
186,676	Wells Fargo Mortgage Backed Securities 2006-2 Trust 3A1		5.7500	3/25/2036	184,964
151,184	Wells Fargo Mortgage Backed Securities 2007-3 Trust 1A4		6.0000	4/25/2037	155,003
119,485	Wells Fargo Mortgage Backed Securities 2007-7 Trust A38		6.0000	6/25/2037	122,355
654,267	Wells Fargo Mortgage Backed Securities 2007-10 Trust 1A5		6.0000	7/25/2037	662,274
57,224	Wells Fargo Mortgage Backed Securities 2007-13 Trust A6		6.0000	9/25/2037	57,896
					62,127,212

	TOTAL BONDS & NOTES (Cost - $388,052,297)				390,888,179

	WARRANT - 0.0%*
43,904	OAS SA WARRANT *** (i) (Cost - $11,414)				—

			Yield **
	SHORT-TERM INVESTMENTS - 1.4%
	U.S. TREASURY BILLS - 1.4%
95,000	United States Treasury Bill		1.3000	7/30/2019	94,829
1,710,000	United States Treasury Bill		0.2600	8/15/2019	1,705,527
1,190,000	United States Treasury Bill		1.9200	9/19/2019	1,184,506
1,060,000	United States Treasury Bill		0.7600	10/10/2019	1,053,770
3,495,000	United States Treasury Bill		0.8700	11/7/2019	3,469,170
	TOTAL SHORT-TERM INVESTMENTS (Cost - $7,503,225)				7,507,802

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019

Contracts		Notional	Counterparty	Value ($)
	PURCHASED OPTIONS (a) - 22.6%
1,147,750	ISAM, August 2019, Call @ 0.001	40,766,800	Nomura	40,766,800
494,702	WNTN, August 2019, Call @ 0.001	81,606,922	Nomura	81,606,922
	TOTAL PURCHASED OPTIONS (Cost - $120,727,083)			122,373,722

	TOTAL INVESTMENTS - 96.1% (Cost - $517,231,321)			$520,875,243
	OTHER ASSETS LESS LIABILITIES - 3.9%			21,383,241
	TOTAL NET ASSETS - 100.0%			$542,258,484

MBS - Mortgage Backed Security

ABS - Asset Backed Security

LIBOR - London Interbank Offered Rate

REIT - Real Estate Investment Trust

REMICS - Real Estate Mortgage Investment Conduits

*	Represents a percentage less than 0.05%

**	Represents annualized yield at date of purchase for discount securities.

***	Principal only bond.

****	Zero coupon bond.

(a)	The value of these securities have been determined in good faith under the policies of the Board of Trustees as of June 30, 2019.

(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2019, these securities amounted to $196,982,392 or 36.4% of net assets.

(c)	Variable rate security; the rate shown represents the rate as of June 30, 2019.

(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(e)	Issuers operate under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal Home Loan Mortgage Corp., Federal National Mortgage Association, Freddie Mac and Fannie Mae currently operate under a federal conservatorship.

(f)	Step-Up Bond; the interest rate shown is the rate in effect as of June 30, 2019.

(g)	Security in default.

(h)	Interst only bond.

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Winton Top 50 Holdings ^

FUTURES CONTRACTS
				Unrealized
Number of		Expiration	Notional Value at	Appreciation/	% of Fund
Contracts	Description	Date	June 30, 2019	(Depreciation)	Net Assets
Short Contracts
42	90 Day Euro$ Future	Mar-20	10,320,450	$(53,025)	(0.01)%
40	90 Day Euro$ Future	Mar-20	9,829,000	(51,000)	(0.01)%
224	AUD/USD Currency Future	Sep-19	15,760,640	(72,800)	(0.01)%
145	E-Mini Russell 2000 Future	Sep-19	11,361,475	(201,550)	(0.04)%
176	Euro FX Currency Future	Sep-19	25,182,300	(165,000)	(0.03)%
162	Euro FX Currency Future	Sep-19	23,179,163	(171,113)	(0.03)%
115	Euro FX Currency Future	Sep-19	16,454,344	(102,063)	(0.02)%
85	Euro FX Currency Future	Sep-19	12,161,906	(123,781)	(0.02)%
79	Euro FX Currency Future	Sep-19	11,303,419	(63,694)	(0.01)%
70	Euro FX Currency Future	Sep-19	10,015,688	(45,938)	(0.01)%
84	US 5 Year Treasury Note Future	Sep-19	9,925,125	(121,406)	(0.02)%
83	US 5 Year Treasury Note Future	Sep-19	9,806,969	(130,336)	(0.02)%
	Subtotal			(1,301,706)

Long Contracts
38	3 Month Euro Euribor Future	Mar-20	10,857,291	$17,827	0.00%
39	3 Month Euro Euribor Future	Jun-20	11,143,564	16,917	0.00%
35	3 Month Euro Euribor Future	Jun-20	10,000,634	19,405	0.00%
58	3 Month Euro Euribor Future	Sep-20	16,571,655	23,144	0.00%
44	3 Month Euro Euribor Future	Sep-20	12,571,600	34,631	0.01%
50	3 Month Euro Euribor Future	Dec-20	14,283,777	22,149	0.00%
48	3 Month Euro Euribor Future	Dec-20	13,712,426	27,295	0.01%
38	3 Month Euro Euribor Future	Dec-20	10,855,671	32,697	0.01%
73	3 Month Euro Euribor Future	Mar-21	20,850,164	31,048	0.01%
52	3 Month Euro Euribor Future	Mar-21	14,852,171	47,738	0.01%
50	3 Month Euro Euribor Future	Jun-21	14,277,380	29,726	0.01%
41	3 Month Euro Euribor Future	Jun-21	11,707,452	31,276	0.01%
67	3 Month Euro Euribor Future	Sep-21	19,125,022	28,148	0.01%
44	3 Month Euro Euribor Future	Sep-21	12,559,716	47,624	0.01%
35	3 Month Euro Euribor Future	Dec-21	9,987,200	26,371	0.00%
126	Euro BOBL Future	Sep-19	19,265,225	68,465	0.01%
94	Euro BOBL Future	Sep-19	14,372,470	55,000	0.01%
93	Euro BOBL Future	Sep-19	14,219,571	54,522	0.01%
86	Euro BOBL Future	Sep-19	13,149,281	81,681	0.02%
65	Euro Bund Future	Sep-19	12,769,718	128,014	0.02%
60	Euro Bund Future	Sep-19	11,787,432	121,464	0.02%
56	Euro Bund Future	Sep-19	11,001,603	125,672	0.02%
213	Euro Shatz Future	Sep-19	27,200,469	19,289	0.00%
124	Euro Shatz Future	Sep-19	15,835,015	28,205	0.01%
106	Euro Shatz Future	Sep-19	13,536,383	41,182	0.01%
28	Japanese 10 Year Bond (OSE)	Sep-19	39,942,513	28,234	0.01%
28	Japanese 10 Year Bond (OSE)	Sep-19	39,942,513	28,071	0.01%
25	Japanese 10 Year Bond (OSE)	Sep-19	35,662,958	34,121	0.01%
8	Japanese 10 Year Bond (OSE)	Sep-19	11,412,147	91,562	0.02%
7	Japanese 10 Year Bond (OSE)	Sep-19	9,985,628	96,059	0.02%
7	Japanese 10 Year Bond (OSE)	Sep-19	9,985,628	80,482	0.01%
164	S&P 500 E-Mini Future	Sep-19	24,142,850	274,850	0.05%
116	S&P 500 E-Mini Future	Sep-19	17,076,650	276,660	0.05%
115	S&P 500 E-Mini Future	Sep-19	16,929,438	148,420	0.03%
102	US 10YR NOTE (CBT)	Sep-19	13,052,813	199,555	0.04%
89	US 10YR NOTE (CBT)	Sep-19	11,389,219	248,625	0.05%
71	US Long Bond Future	Sep-19	11,047,156	384,398	0.07%
55	US Ultra Bond Future	Sep-19	9,765,938	304,219	0.06%
	Subtotal			$3,354,746

	All Other Investments			79,553,882
	Total Unrealized Depreciation of Purchased Option			81,606,922

^	This investment is not a direct holding of the Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying basket.

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

ISAM Top 50 Holdings ^

FUTURES CONTRACTS
				Unrealized
Number of		Expiration	Notional Value at	Appreciation/	% of Fund
Contracts	Description	Date	June 30, 2019	(Depreciation)	Net Assets
Long Contracts
88	90 Day Bank Bill Future	Mar-20	61,201,483	$143,711	0.03%
74	90 Day Bank Bill Future	Mar-20	51,464,884	115,771	0.02%
48	90 Day Bank Bill Future	Mar-20	33,382,627	75,918	0.01%
48	90 Day Bank Bill Future	Mar-20	33,382,627	74,271	0.01%
32	90 Day Bank Bill Future	Mar-20	22,255,085	47,867	0.01%
24	90 Day Bank Bill Future	Mar-20	16,691,314	31,370	0.01%
20	90 Day Bank Bill Future	Mar-20	13,909,428	31,976	0.01%
19	90 Day Bank Bill Future	Mar-20	13,213,957	24,508	0.00%
34	90 Day Bank Bill Future	Jun-20	23,650,801	47,363	0.01%
34	90 Day Bank Bill Future	Jun-20	23,650,801	38,606	0.01%
33	90 Day Bank Bill Future	Jun-20	22,955,189	40,871	0.01%
30	90 Day Bank Bill Future	Jun-20	20,868,354	37,156	0.01%
27	90 Day Bank Bill Future	Jun-20	18,781,519	22,771	0.00%
25	90 Day Bank Bill Future	Jun-20	17,390,295	27,099	0.00%
23	90 Day Bank Bill Future	Jun-20	15,999,071	27,696	0.01%
20	90 Day Bank Bill Future	Jun-20	13,912,236	25,114	0.00%
19	90 Day Bank Bill Future	Jun-20	13,216,624	20,921	0.00%
19	90 Day Bank Bill Future	Jun-20	13,216,624	18,636	0.00%
35	90 Day Bank Bill Future	Sep-20	24,341,499	2,412	0.00%
22	90 Day Bank Bill Future	Sep-20	15,300,371	—	0.00%
21	90 Day Bank Bill Future	Sep-20	14,604,899	(1,086)	(0.00)%
20	90 Day Bank Bill Future	Sep-20	13,909,428	2,067	0.00%
129	90 Day Sterling Future	Mar-20	20,314,663	52,204	0.01%
85	90 Day Sterling Future	Mar-20	13,385,631	49,237	0.01%
102	90 Day Sterling Future	Jun-20	16,065,996	39,661	0.01%
95	90 Day Sterling Future	Jun-20	14,963,428	36,939	0.01%
97	90 Day Sterling Future	Sep-20	15,279,215	28,479	0.01%
89	90 Day Sterling Future	Sep-20	14,019,074	26,130	0.00%
87	90 Day Sterling Future	Sep-20	13,704,039	23,472	0.00%
85	90 Day Sterling Future	Sep-20	13,389,003	24,281	0.00%
876	Australian 3 Year Bond Future	Sep-19	60,929,444	187,375	0.03%
169	Canadian 10 Year Bond Future	Sep-19	18,446,102	207,782	0.04%
138	Euro Bobl Future	Sep-19	21,100,008	111,433	0.02%
104	Euro BPT Future	Sep-19	15,884,897	675,374	0.12%
93	Euro Oat Future	Sep-19	17,438,119	352,210	0.06%
86	Euro Oat Future	Sep-19	16,125,572	324,722	0.06%
602	Euro Schatz Future	Sep-19	76,876,442	147,201	0.03%
583	Euro Schatz Future	Sep-19	74,450,109	145,870	0.03%
21	Japan 10 Year Bond Future	Sep-19	29,956,885	65,229	0.01%
15	Japan 10 Year Bond Future	Sep-19	21,397,775	54,242	0.01%
14	Japan 10 Year Bond Future	Sep-19	19,971,256	38,943	0.01%
10	Japan 10 Year Bond Future	Sep-19	14,265,183	30,830	0.01%
9	Japan 10 Year Bond Future	Sep-19	12,838,665	32,545	0.01%
707	Korea 3 Year Bond Future	Sep-19	67,589,886	(24,489)	(0.00)%
155	Short-Euro BTP Future	Sep-19	19,655,387	232,692	0.04%
123	US 2 Yr Note Future	Sep-19	26,467,102	295,922	0.05%
145	US 5 Yr Note Future	Sep-19	17,132,656	153,750	0.03%
107	US 10 Yr Note Future	Sep-19	13,692,656	219,766	0.04%
	Subtotal			4,386,817

FORWARD FOREIGN CURRENCY CONTRACTS
	Currency to					Unrealized
Settlement	Deliver/		In Exchange			Appreciation/
Date	Receive	Value	For	Value	U.S. Dollar Value	(Depreciation)
To Buy:
9/18/2019	NOK	116,000	SEK	13,270,400	$13,625,498	$354,402	0.07%

To Sell:
9/18/2019	SEK	14,800,000	NOK	13,269,537	$13,599,989	$(328,893)	(0.06)%

All Other Investments						36,354,474
Total Unrealized Depreciation of Purchased Option						40,766,800

^	This investment is not a direct holding of the Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying basket.

See accompanying notes to consolidated financial statements.

Altegris GSA Trend Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2019

Principal
Amount ($)		Yield (a)	Maturity	Value
	SHORT-TERM INVESTMENT - 45.3%
	U.S. TREASURY BILL - 45.3%
13,700,000	U.S. Treasury Bill	2.3850%	8/1/2019	$13,676,287
	TOTAL SHORT-TERM INVESTMENT (Cost - $13,671,015)			13,676,287

	TOTAL INVESTMENTS - 45.3% (Cost - $13,671,015)			$13,676,287
	OTHER ASSETS LESS LIABILITIES - 54.7%			16,532,261
	TOTAL NET ASSETS - 100.0%			$30,208,548

(a)	Represents annualized yield at date of purchase for discount securities, and coupon for coupon based securities.

				Unrealized
			Notional Value at	Appreciation/
Contracts	Long Futures Contracts - 5.8%	Expiration	June 30, 2019	(Depreciation)
200	3 Month Euro EURIBOR Future	June-20	57,221,874	$84,652
111	90-Day Bank Bill Future	March-20	77,716,058	40,298
90	90 Day Euro Future	September-20	22,150,125	85,813
192	90 Day Sterling Future	June-20	30,315,738	23,115
8	Amsterdam Index Future	July-19	1,022,060	2,454
183	Australian 3 Year Bond Future	September-19	14,768,027	28,458
54	Australian 10 Year Bond Future	September-19	5,443,551	47,327
63	Bank Accept Future	June-20	11,845,495	14,091
18	CAC40 10 Euro Future	July-19	1,134,177	7,293
43	Canadian 10 Year Bond Future	September-19	4,703,264	41,607
21	Cocoa Future (b)	September-19	509,250	(11,040)
20	Cocoa Future (b)	September-19	459,445	349
52	Corn Future (b)	December-19	1,121,900	(69,075)
2	Dax Index Future	September-19	705,373	6,754
8	Dija Mini Future	September-19	1,063,720	7,535
26	Dollar Index Future	September-19	2,487,316	(20,774)
95	Euro BOBL Future	September-19	14,544,531	52,030
18	Euro BTP Future	September-19	2,752,936	116,769
38	Euro Bund Future	September-19	7,475,223	74,545
12	Euro Buxl Future	September-19	2,772,751	80,921
17	Euro CHF 3 Month Future	March-20	4,397,769	4,266
37	Euro OAT Future	September-19	6,946,899	106,797
218	Euro-Schatz Future	September-19	27,875,704	38,833
29	Euro Stoxx 50 Future	September-19	1,144,654	7,658
12	FTSE 100 index Future	September-19	1,125,424	3,199
39	FTSE China A50 Future	July-19	526,695	7,550
8	FTSE/JSE Index Future	September-19	297,460	(2,366)
5	FTSE/MIB Index Future	September-19	602,312	420
28	Gold 100oz Future (b)	August-19	3,958,360	197,310
2	IBEX 35 Index Future (a)	July-19	208,924	(152)
6	Japan 10 Year Bond Future	September-19	8,567,849	21,020
21	Japanese Yen Currency Future	September-19	2,449,388	1,906
157	Korea 3 Year Bond Future	September-19	15,011,302	(12,423)
61	Korea 10 Year Bond Future	September-19	6,933,919	3,320
30	Long Gilt Future	September-19	4,974,988	27,649
67	Mexican Peso Future	September-19	1,723,910	330
148	Mini BoveSpa Future (a)	August-19	784,437	6,705
2	MSCI Emerging Markets Future	September-19	192,330	595
10	MSCi Sing Index Future	July-19	279,500	1,615
7	MSCI Taiwan Index Future	July-19	270,550	1,925
5	Nasdaq 100 E-Mini Future	September-19	769,375	5,570
42	OMXS30 Index Future (a)	July-19	733,671	12,311
8	Palladium Future (b)	September-19	1,230,080	152,670
138	Russia Trading System Index Future (a)	September-19	373,400	6,178
10	S&P/TSX 60 Index Future	September-19	1,496,384	2,037
7	S&P 500 E-Mini Future	September-19	1,030,470	8,733
95	Set50 Future (a)	September-19	711,365	4,354
36	SGX Nifty 50 Future	July-19	852,336	(343)
14	SPI 200 Future	September-19	1,610,973	12,823

See accompanying notes to consolidated financial statements.

Altegris GSA Trend Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

				Unrealized
			Notional Value at	Appreciation/
Contracts	Long Futures Contracts (Continued) - 5.8%	Expiration	June 30, 2019	(Depreciation)
65	Short-Euro BTP Future	September-19	8,253,456	$84,755
49	Stoxx Europe Future	September-19	1,068,593	11,110
67	US 2 Year Note Future	September-19	14,417,039	64,492
63	US 5 Year Note Future	September-19	7,443,844	72,570
43	US 10 Year Note Future	September-19	5,502,656	75,406
33	US 10 Year Ultra Future	September-19	4,558,125	76,203
21	US Long Bond Future	September-19	3,267,469	65,844
13	US Ultra Bond Future	September-19	2,308,313	62,531
7	Wheat Future (b)	September-19	184,538	(5,200)
				$1,741,323

				Unrealized
			Notional Value at	Appreciation/
Contracts	Short Futures Contracts - (2.0)%	Expiration	June 30, 2019	(Depreciation)
(47)	AUD/USD Currecny Future	September-19	(3,306,920)	$(35,550)
(214)	BIST National 30 Index Future (a)	August-19	(462,945)	(3,448)
(40)	BP Currency Future	September-19	(3,187,250)	3,644
(6)	Brent Crude Oil Future (b)	September-19	(388,440)	(5,570)
(13)	Canadian Dollar Future	September-19	(995,215)	(17,745)
(41)	Canola Future (b)	November-19	(286,082)	6,512
(12)	Cattle Feeder Future (b)	August-19	(821,100)	39,850
(6)	CHF Currency Future	September-19	(774,150)	(12,900)
(46)	Coffee Future (b)	September-19	(1,888,013)	(168,206)
(28)	Coffee Robusta Future (b)	September-19	(406,280)	(4,510)
(26)	Copper Future (b)	September-19	(1,763,775)	15,600
(40)	Cotton Future (b)	December-19	(1,321,600)	7,370
(3)	E-Mini Russell Futre	September-19	(235,065)	(1,155)
(22)	Euro FX Future	September-19	(3,147,788)	(14,300)
(11)	FTSE KLCI Index Future (a)	July-19	(223,327)	(61)
(3)	Gasoline Future (b)	August-19	(238,972)	(24,965)
(8)	HSCI Future Index	July-19	(554,752)	(9,292)
(38)	KC HRW Wheat Future (b)	September-19	(876,850)	20,437
(15)	KOSPI 200 Index Future (a)	September-19	(904,170)	(19,020)
(7)	Lean Hogs Future (b)	August-19	(212,800)	1,620
(46)	Live Cattle Future (b)	August-19	(1,920,040)	38,020
(12)	LME Copper Future (b)	September-19	(1,798,800)	(55,725)
(6)	LME Lead Future (b)	September-19	(289,800)	(8,288)
(12)	LME Nickel Future (b)	September-19	(914,760)	(60,719)
(32)	LME PRI Aluminum Future (b)	September-19	(1,440,200)	(34,400)
(15)	LME Zinc Future (b)	September-19	(937,875)	(20,944)
(17)	Low Sulfer Gasoil (b)	August-19	(1,015,750)	(31,175)
(9)	MSCI Emerging Markets Index Future	September-19	(474,030)	1,404
(130)	Natural Gas Future (b)	August-19	(3,000,400)	(72,450)
(21)	New Zealand Future	September-19	(1,412,670)	(25,060)
(4)	Nikki 225 (SGX) Future	September-19	(393,911)	(2,082)
(14)	NY Harbor Future (b)	August-19	(1,140,367)	(56,015)
(29)	Platinum Future (b)	October-19	(1,219,595)	(48,670)
(1)	S&P Mid 400 E-Mini Future	September-19	(195,000)	(3,405)
(33)	Silver Future (b)	September-19	(2,531,265)	(565)
(38)	Soybean Future (b)	November-19	(1,753,700)	23,275
(12)	Soybean Meal Future (b)	December-19	(387,480)	6,000
(43)	Soybean Oil Future (b)	December-19	(743,814)	7,470
(109)	Sugar #11 (World) Future (b)	October-19	(1,540,650)	21,549
(7)	Topix Index Future	September-19	(1,007,704)	6
(20)	White Sugar (ICE) Future (b)	August-19	(328,400)	8,905
(18)	WIG20 Index Future (a)	September-19	(221,163)	(2,956)
(14)	WTI Cruide Oil Future (b)	August-19	(818,580)	(79,850)
				$(617,364)

	TOTAL UNREALIZED APPRECIATION ON FUTURES CONTRACTS			$1,123,959

(a)	Illiquid holding.

(b)	All or a portion of these investments is a holding of the consolidated AGSAT Fund Limited.

See accompanying notes to consolidated financial statements.

Altegris GSA Trend Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Schedule of Forward Foreign Currency Contracts

			Currency Amount	Cost of U.S. Dollar		Unrealized Appreciation/
Foreign Currency	Settlement Date	Counterparty	Purchased	Sold	U.S. $ Value	(Depreciation)
To Buy:
Brazilian Real	7/2/2019	BAML	21,424,682	5,574,842	5,590,046	$15,204
Brazilian Real	8/2/2019	BAML	1,513,963	392,106	393,884	1,778
Australian Dollar	9/18/2019	BAML	73,000	51,271	51,351	80
British Pound	9/18/2019	BAML	146,000	186,215	186,472	257
Canadian Dollar	9/18/2019	BAML	60,882	46,000	46,658	658
Czech Koruna	9/18/2019	BAML	39,341,588	1,752,891	1,763,050	10,159
Euro	9/18/2019	BAML	407,000	464,837	466,407	1,570
Hong Kong Dollar	9/18/2019	BAML	1,693,635	216,421	216,862	441
Hungary Forint	9/18/2019	BAML	120,280,927	424,356	426,464	2,108
Indian Rupee	9/18/2019	BAML	378,184,079	5,381,708	5,424,151	42,443
Israeli Shekel	9/18/2019	BAML	1,431,869	402,335	403,422	1,087
Japanese Yen	9/18/2019	BAML	9,375,803	87,326	87,533	207
Norwegian Krone	9/18/2019	BAML	7,452,450	875,198	876,023	826
Philippine Peso	9/18/2019	BAML	122,317,834	2,333,694	2,379,031	45,337
Polish Zloty	9/18/2019	BAML	8,063,318	2,150,357	2,166,097	15,740
Russian Ruble	9/18/2019	BAML	247,998,539	3,811,655	3,887,458	75,803
Singapore Dollar	9/18/2019	BAML	164,915	121,234	122,039	805
South African Rand	9/18/2019	BAML	2,146,617	145,264	150,720	5,456
South Korean Won	9/18/2019	BAML	1,095,339,221	946,659	950,972	4,313
Swedish Krona	9/18/2019	BAML	4,891,829	524,413	530,240	5,827
Taiwan Dollar	9/18/2019	BAML	4,078,065	130,931	131,891	960
Turkish Lira New	9/18/2019	BAML	7,024,872	1,152,252	1,164,234	11,981
Chilean Peso	9/23/2019	BAML	7,845,905	11,369	11,564	195
						$243,235

			Currency Amount	Cost of U.S. Dollar		Unrealized Appreciation/
Foreign Currency	Settlement Date	Counterparty	Purchased	Sold	U.S. $ Value	(Depreciation)
To Sell:
Brazilian Real	7/2/2019	BAML	(21,424,682)	(5,468,485)	(5,590,046)	$(121,560)
Brazilian Real	8/2/2019	BAML	(4,424,363)	(1,146,069)	(1,151,076)	(5,007)
Australian Dollar	9/18/2019	BAML	(1,140,000)	(795,368)	(801,916)	(6,548)
British Pound	9/18/2019	BAML	(34,000)	(43,411)	(43,425)	(14)
Canadian Dollar	9/18/2019	BAML	(90,019)	(67,515)	(68,988)	(1,473)
Czech Koruna	9/18/2019	BAML	(85,423,401)	(3,777,990)	(3,828,161)	(50,171)
Euro	9/18/2019	BAML	(1,735,000)	(1,967,182)	(1,988,241)	(21,060)
Hungary Forint	9/18/2019	BAML	(879,120,800)	(3,120,435)	(3,116,967)	3,468
Israeli Shekel	9/18/2019	BAML	(2,063,229)	(576,957)	(581,306)	(4,349)
Norwegian Krone	9/18/2019	BAML	(24,852,361)	(2,878,792)	(2,921,354)	(42,562)
Polish Zloty	9/18/2019	BAML	(13,807,073)	(3,672,594)	(3,709,075)	(36,481)
Singapore Dollar	9/18/2019	BAML	(8,892,383)	(6,524,400)	(6,580,515)	(56,115)
South African Rand	9/18/2019	BAML	(28,020,035)	(1,869,077)	(1,967,360)	(98,283)
South Korean Won	9/18/2019	BAML	(8,626,951,788)	(7,318,227)	(7,489,910)	(171,683)
Swedish Krona	9/18/2019	BAML	(29,897,540)	(3,194,669)	(3,240,691)	(46,022)
Taiwan Dollar	9/18/2019	BAML	(236,367,716)	(7,534,491)	(7,644,497)	(110,005)
Turkish Lira New	9/18/2019	BAML	(7,811,516)	(1,275,226)	(1,294,605)	(19,379)
Philippine Peso	9/18/2019	BAML	(985,638)	(18,964)	(19,170)	(206)
Chilean Peso	9/23/2019	BAML	(2,439,021,168)	(3,519,229)	(3,594,751)	(75,523)
						$(862,973)

Net unrealized depreciation on forward foreign currency contracts						$(619,738)

See accompanying notes to consolidated financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2019

TOTAL INVESTMENTS - 0% (Cost - $0)	$—
OTHER ASSETS LESS LIABILITIES - 100%	66,964,005
TOTAL NET ASSETS - 100.0%	$66,964,005

				Unrealized
			Notional Value at	Appreciation/
Contracts	Long Futures Contracts	Expiration	June 30, 2019	(Depreciation)
120	3MO Euro EURIBOR	June-20	34,333,124	$49,341
3	3MO Euro EURIBOR	September-20	858,285	114
5	3MO Euro EURIBOR	December-20	1,430,262	6,518
1	3MO Euro EURIBOR	March-21	285,995	1,876
1	3MO Euro EURIBOR	December-21	285,725	2,767
1	3MO Euro EURIBOR	March-22	285,611	966
1	3MO Euro EURIBOR	June-22	285,483	1,263
62	90 - Day Bank Bill	March-20	43,408,969	22,856
3	90 - Day Bank Bill	June-20	2,100,537	2,441
33	90 - Day EURO$ Future	December-19	8,092,425	5,775
10	90 - Day EURO$ Future	March-20	2,457,250	15,625
15	90 - Day EURO$ Future	June-20	3,689,250	17,275
51	90 - Day EURO$ Future	September-20	12,551,738	48,650
6	90 - Day EURO$ Future	June-21	1,476,600	13,725
4	90 - Day EURO$ Future	June-22	983,200	7,775
2	90 - Day EURO$ Future	June-23	490,900	4,000
8	90 - Day Sterling Future	March-20	1,262,901	2,235
109	90 - Day Sterling Future	June-20	17,210,497	12,839
10	Amsterdam Index Future	July-19	1,277,575	(2,356)
141	Australian 3Y Bond Future	September-19	11,378,644	16,093
60	Australian 10Y Bond Future	September-19	6,048,390	38,979
36	Bank Accept Future	June-20	6,768,854	8,049
2	Bank Accept Future	September-20	376,277	(222)
15	Brent Crude Future (b)	September-19	971,100	28,770
1	Brent Fiancial Future (b)	September-19	64,740	(800)
23	CAC40 10 Euro Future	July-19	1,449,226	2,624
51	Canadian 10YR Bond Future	September-19	5,578,290	40,321
1	Canola Future (b)	November-19	6,978	(191)
12	CBOE VIX Future (b)	August-19	198,900	(4,150)
1	CHF Currency Future	September-19	129,025	2,238
15	Cocoa Future (b)	September-19	363,750	(6,900)
12	Cocoa Future (b)	September-19	275,667	300
1	Cocoa Future (b)	December-19	24,580	(540)
1	Cocoa Future (b)	March-20	23,278	(179)
1	Coffee “C” Future (b)	September-19	41,044	3,675
2	Coffee Robusta Future (b)	September-19	29,020	420
10	Copper Future (b)	September-19	678,375	(1,463)
29	Corn Future (b)	December-19	625,675	(38,613)
6	Corn Future (b)	March-20	131,850	(8,088)
3	DAX Index Future	September-19	1,058,059	4,152
1	DAX Mini Future	September-19	70,537	(25)
16	Djia Mini Index Future	September-19	2,127,440	10,865
18	Dollar Index Future	September-19	1,721,988	(14,462)
8	E-Mini Russell 2000 Future	September-19	626,840	13,130
3	E-Mini S&P 500 Real Estate Future	September-19	133,575	128
110	Euro BOBL Future	September-19	16,841,036	58,577
30	Euro BTP Future	September-19	4,588,227	139,676
36	Euro Bund Future	September-19	7,081,790	70,944
14	Euro BUXL 30Yr Bond	September-19	3,234,876	80,564
9	Euro CHF 3 Month ICE Future	March-20	2,328,231	2,209
48	Euro OAT Future	September-19	9,012,193	125,448
173	Euro SCHATZ Future	September-19	22,121,545	31,664
54	Euro Stoxx 50 Future	September-19	2,131,424	10,837
16	FTSE 100 Index	September-19	1,500,565	3,441
34	FTSE China A50 Future	July-19	459,170	6,876
8	FTSE/JSE Top 40 Future	September-19	297,460	(1,858)
9	FTSE/MIB Index Future	September-19	1,084,161	333
3	Gasoline RBOB Future (b)	August-19	238,972	(3,146)

See accompanying notes to consolidated financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

				Unrealized
			Notional Value at	Appreciation/
Contracts	Long Futures Contracts (Continued)	Expiration	June 30, 2019	(Depreciation)
1	Gasoline RBOB Future (b)	October-19	71,316	$(416)
1	Gasoline RBOB Future (b)	November-19	69,573	(336)
22	Gold 100 OZ Future (b)	August-19	3,110,140	159,110
2	Gold 100 OZ Future (b)	December-19	285,020	16,170
7	Hang Seng Index	July-19	1,277,024	6,347
11	HSCEI Future	July-19	762,784	5,964
1	IBEX 35 Index	July-19	104,462	(76)
3	ICE ECX Emission (b)	December-19	89,783	(2,015)
1	INR/USD Future (a)	July-19	28,860	134
11	JPN 10YR Bond (OSE)	September-19	15,707,722	37,420
11	JPN Yen Currency Future	September-19	1,283,013	788
89	Korea 3 Year Bond Future	September-19	8,509,592	(8,538)
35	Korea 10 Year Bond Future	September-19	3,978,478	1,880
3	LME Nickel Future (b)	July-19	227,520	(4,456)
6	LME Zinc Future (b)	July-19	381,750	(55,035)
51	Long Gilt	September-19	8,457,480	28,743
2	Low SU Gasoil (b)	August-19	119,500	575
1	MDAX Index Future	September-19	145,647	746
39	Mexican Peso Future	September-19	1,003,470	(15)
2	Mill Wheat Euro Future (b)	December-19	21,096	(322)
2	Mill Wheat Euro Future (b)	March-20	21,466	253
83	Mini BoveSpa Future (a)	August-19	439,921	3,862
3	Mini FTSE/MIB Future	September-19	72,277	(156)
3	Mini H-Shares Future	July-19	41,606	316
4	Mini HSI Index Future	July-19	145,946	2,276
1	MSCI EAFE Future	September-19	96,165	435
10	MSCI Sing IX Future	July-19	279,500	2,299
11	MSCI Taiwan Index Future	July-19	425,150	(121)
17	NASDAQ 100 E-Mini	September-19	2,615,875	12,791
33	NIKKEI 225 (Mini)	September-19	651,179	2,330
6	NIKKEI 225 (OSE)	September-19	1,183,961	4,084
17	NIKKEI 225 (SGX)	September-19	1,674,123	5,600
2	NY Harb ULSD Future (b)	August-19	162,910	1,029
1	Oat Future (b)	December-19	13,825	(625)
53	OMXS30 Index Future	July-19	925,823	10,472
4	Palladium Future (b)	September-19	615,040	86,520
5	Platinum Future (b)	October-19	210,275	2,760
1	Red Wheat Future (b)	September-19	27,713	375
78	RTS Index Future (a)	September-19	211,052	3,464
1	S&P Mid 400 E-Mini Future	September-19	195,000	2,620
12	S&P/TSX 60 Index Future	September-19	1,795,661	1,729
42	S&P 500 E-mini Future	September-19	6,182,820	19,863
54	Set50 Future (a)	September-19	404,355	2,359
30	SGX NIFTY 50	July-19	710,280	480
48	Short Euro-BTP Future	September-19	6,094,860	61,046
4	Soybean Future (b)	November-19	184,600	(338)
1	Soybean Future (b)	January-20	46,725	100
5	Soybean Oil Future (b)	December-19	86,490	(204)
15	SPI 200 Future	September-19	1,726,042	6,381
39	Stoxx Europe 600 Future	September-19	850,513	5,316
8	Sugar #11 (World) Future (b)	October-19	113,075	(403)
81	SX5E Dividend Future	December-19	1,123,518	11,010
2	Tpoix Index Future	September-19	287,915	1,485
87	US 2YR Note (CBT)	September-19	18,720,633	86,672
115	US 5YR Note (CBT)	September-19	13,587,969	83,781
55	US 10YR Note (CBT)	September-19	7,038,281	90,305
34	US 10 Year Ultra Future	September-19	4,696,250	89,937
28	US Long Bond (CBT)	September-19	4,356,625	74,953
16	US Ultra Bond (CBT)	September-19	2,841,000	78,727
7	Wheat Future (b)	September-19	184,538	(3,438)
1	Wheat Future (b)	December-19	26,925	75

See accompanying notes to consolidated financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

				Unrealized
			Notional Value at	Appreciation/
Contracts	Long Futures Contracts (Continued)	Expiration	June 30, 2019	(Depreciation)
2	Wheat Future (b)	March-20	54,875	$(263)
2	WTI Crude Oil Future (b)	August-19	116,940	(1,260)
1	XAE Energy	September-19	64,240	930
1	XAI E-Mini Industry Future	September-19	77,810	2,220
2	XAP Consumer Staples Future	September-19	117,060	(800)
2	XAU Utilities Future	September-19	120,500	(500)
2	XAV Health Care Future	September-19	186,300	3,280
1	XAY Consumer Discretinary Future	September-19	120,700	670
157	Yen Denom Nikkei Future	September-19	15,522,949	117,063
				$1,891,789

				Unrealized
			Notional Value at	Appreciation/
Contracts	Short Futures Contracts	Expiration	June 30, 2019	(Depreciation)
(28)	AUD/USD Currency Future	September-19	(1,970,080)	$(21,210)
(15)	Australian 10Y Bond Future	September-19	(1,512,098)	(5,067)
(121)	BIST National 30 Index (a)	August-19	(261,759)	(1,948)
(24)	BP Currency Future	September-19	(1,912,350)	2,313
(4)	Brent Crude Future (b)	September-19	(258,960)	(4,040)
(4)	Brent Crude Future (b)	October-19	(257,400)	(90)
(7)	Canadian Dollar Future	September-19	(535,885)	(9,560)
(6)	CAC40 10 Euro Future	July-19	(378,059)	(682)
(25)	Canola Future (WCE) (b)	November-19	(174,440)	4,100
(1)	Canola Future (WCE) (b)	January-20	(7,088)	172
(9)	Cattle Feeder Future (b)	August-19	(615,825)	23,450
(2)	CBOE Volatility Index Future (b)	July-19	(31,050)	1,000
(8)	CBOE Volatility Index Future	July-19	(124,200)	6,420
(4)	CBOE Volatility Index Future	August-19	(66,300)	1,740
(1)	CBOE Volatility Index Future (b)	October-19	(17,075)	75
(2)	CBOE Volatility Index Future (b)	December-19	(33,650)	550
(3)	CHF Currency Future	September-19	(387,075)	(6,450)
(26)	Coffee ‘C’ Future (b)	September-19	(1,067,138)	(95,081)
(16)	Coffee Robusta Future (b)	September-19	(232,160)	(2,580)
(31)	Copper Future (b)	September-19	(2,102,963)	12,863
(1)	Copper Future (b)	December-19	(68,013)	(75)
(14)	Corn Future (b)	December-19	(302,050)	4,550
(25)	Cotton Future (b)	December-19	(826,000)	5,555
(2)	Cotton Future (b)	March-20	(66,690)	330
(1)	Crude Palm Oil Future (b)	August-19	(11,615)	1,006
(6)	Crude Palm Oil Future (b)	September-19	(70,817)	4,018
(3)	Crude Palm Oil Future (b)	October-19	(35,989)	999
(1)	DAX Index	September-19	(352,686)	(3,061)
(3)	E-Mini Crude Oil Future (b)	August-19	(87,705)	(4,043)
(4)	E-Mini Russ 2000 Future	September-19	(313,420)	(3,555)
(3)	Euro Bobl Future	September-19	(459,301)	(251)
(14)	Euro Bund Future	September-19	(2,754,029)	(2,447)
(12)	Euro FX Currency Future	September-19	(1,716,975)	(9,219)
(8)	Euro Oat Future	September-19	(1,502,032)	(2,447)
(8)	FTSE 100 Index	September-19	(750,283)	(1,927)
(14)	FTSE CHINA A50	July-19	(189,070)	(2,713)
(8)	FTSE KLCI Future (a)	July-19	(162,420)	6
(9)	Gasoline RBOB (b)	August-19	(716,915)	(29,518)
(4)	HSCEI Future	July-19	(277,376)	(4,652)
(5)	IBEX 35 Index	July-19	(522,311)	(931)
(3)	Japan 10Y Bond (OSE) Future	September-19	(4,283,924)	(2,425)
(24)	KC HRW Wheat Future (b)	September-19	(553,800)	12,988
(1)	KC HRW Wheat Future (b)	December-19	(24,225)	913
(9)	KOSPI2 Index Future (a)	September-19	(542,502)	(10,821)
(6)	Lean Hogs Future (b)	August-19	(182,400)	6,460
(2)	Lean Hogs Future (b)	October-19	(56,680)	5,960
(1)	Lean Hogs Future (b)	December-19	(28,460)	1,900

See accompanying notes to consolidated financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

				Unrealized
			Notional Value at	Appreciation/
Contracts	Short Futures Contracts (Continued)	Expiration	June 30, 2019	(Depreciation)
(32)	Live Cattle Future (b)	August-19	(1,335,680)	$26,600
(2)	Live Cattle Future (b)	October-19	(84,340)	1,790
(2)	Live Cattle Future (b)	December-19	(88,200)	1,640
(7)	LME Copper Future (b)	September-19	(1,049,300)	(32,506)
(3)	LME Lead Future (b)	September-19	(144,900)	(4,144)
(3)	LME Nickle Future (b)	July-19	(227,520)	(8,031)
(7)	LME Nickle Future (b)	September-19	(533,610)	(35,752)
(18)	LME PRI Aluminum (b)	September-19	(810,113)	(19,350)
(6)	LME Zinc Future (b)	July-19	(381,750)	12,788
(9)	LME Zinc Future (b)	September-19	(562,725)	(11,869)
(21)	Low Sulfur Gasoil Future (b)	August-19	(1,254,750)	(17,350)
(2)	Low Sulfur Gasoil Future (b)	September-19	(120,100)	(4,050)
(1)	Low Sulfur Gasoil Future (b)	October-19	(60,350)	(3,925)
(3)	Mill Wheat Euro Future (b)	September-19	(30,790)	86
(2)	Mini TPX Index Future	September-19	(28,792)	111
(4)	MSCI EAFE Future	September-19	(384,660)	(10,735)
(14)	MSCI Emerging Markets	September-19	(737,380)	(5,285)
(13)	MSCI Taiwan Index	July-19	(502,450)	(130)
(106)	Natural Gas Future (b)	August-19	(2,446,480)	(33,550)
(7)	Natural Gas Future (b)	September-19	(159,740)	1,470
(12)	New Zealand Future	September-19	(807,240)	(14,130)
(142)	NIKKEI 225 (CME)	September-19	(15,137,200)	(102,850)
(2)	NIKKEI 225 (SGX)	September-19	(196,956)	(991)
(14)	NY Harbor ULSD Futures (b)	August-19	(1,140,367)	(27,199)
(1)	NY Harbor ULSD Futures (b)	December-19	(82,383)	5,048
(19)	Platinum Future (b)	October-19	(799,045)	(29,920)
(1)	Rapseed Euro Future (b)	August-19	(20,740)	258
(1)	Red Wheat Future (b)	September-19	(27,713)	(425)
(1)	SGX Nifty 50	July-19	(23,676)	(54)
(29)	Silver Future (b)	September-19	(2,224,445)	(50)
(1)	Silver Future (b)	December-19	(77,235)	40
(37)	Soybean Future (b)	November-19	(1,707,550)	(10,025)
(5)	Soybean Future (b)	January-20	(233,625)	4,600
(14)	Soybean Meal Future (b)	December-19	(452,060)	3,710
(2)	Soybean Meal Future (b)	January-20	(64,960)	1,160
(34)	Soybean Oil Future (b)	December-19	(588,132)	7,044
(2)	Soybean Oil Future (b)	January-20	(34,884)	324
(6)	SPI 200 Future	September-19	(690,417)	1,942
(2)	STOXX 600 Bank	September-19	(15,112)	112
(70)	Sugar #11 (World) Future (b)	October-19	(989,408)	12,578
(1)	Sugar #11 (World) Future (b)	May-20	(15,266)	168
(12)	TOPIX Index Future	September-19	(1,727,492)	(3,330)
(10)	US 10Y Note Future	September-19	(1,279,688)	(1,750)
(6)	Vstoxx Future (b)	July-19	(9,771)	603
(2)	Vstoxx Future (b)	August-19	(3,451)	135
(2)	Wheat (CBT) Future (b)	September-19	(52,725)	1,600
(11)	White Sugar (ICE) (b)	August-19	(180,620)	4,860
(10)	WIG20 Index Future (a)	September-19	(122,868)	(1,643)
(1)	WTI Crude Future (b)	August-19	(58,470)	(5,900)
(11)	WTI Crude Future (b)	August-19	(643,170)	(42,920)
(1)	WTI Crude Future (b)	September-19	(58,520)	(6,300)
(2)	WTI Crude Future (b)	September-19	(117,040)	600
(1)	WTI Crude Future (b)	October-19	(58,400)	(5,710)
(3)	WTI Crude Future (b)	December-19	(173,940)	1,100
				$(476,932)

	TOTAL UNREALIZED APPRECIATION ON FUTURES CONTRACTS			$1,414,857

(a)	Illiquid holding.

(b)	All or a portion of these investments is a holding of the consolidated AMFS Fund Limited.

See accompanying notes to consolidated financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Schedule of Forward Foreign Currency Contracts

						Unrealized
	Settlement		Currency Amount			Appreciation/
Foreign Currency	Date	Counterparty	Purchased	Cost of USD Sold	U.S. $ Value	(Depreciation)
To Buy:
Australian Dollar	7/1/2019	BAML	1,010,460	$707,036	$709,110	$2,074
British Pound	7/1/2019	BAML	192,742	244,625	245,304	679
Euro	7/1/2019	BAML	1,053,187	1,197,306	1,199,362	2,056
Japanese Yen	7/1/2019	BAML	15,000,000	139,037	139,230	193
Mexican Peso	7/1/2019	BAML	1,300,000	67,915	67,675	(240)
New Zealand Dollar	7/1/2019	BAML	110,000	73,506	73,886	380
Norwegian Krone	7/1/2019	BAML	500,000	58,684	58,643	(41)
Polish Zloty	7/1/2019	BAML	250,000	66,818	67,040	222
Russian Ruble	7/1/2019	BAML	6,295,750	100,053	99,814	(239)
Singapore Dollar	7/1/2019	BAML	1,626,272	1,200,000	1,202,019	2,019
South African Rand	7/1/2019	BAML	780,000	55,119	55,314	195
Swedish Krona	7/1/2019	BAML	2,140,000	230,752	230,651	(101)
Swiss Franc	7/1/2019	BAML	2,345,000	2,401,615	2,405,125	3,510
Turkish Lira New	7/1/2019	BAML	230,000	39,875	39,767	(108)
Australian Dollar	7/2/2019	BAML	660,000	462,516	463,164	648
Brazilian Real	7/2/2019	BAML	12,092,455	3,146,587	3,155,116	8,529
British Pound	7/2/2019	BAML	225,000	286,054	286,359	305
Canadian Dollar	7/2/2019	BAML	706,709	539,782	540,811	1,029
Chinese Yen	7/2/2019	BAML	687,714	100,000	100,060	60
Euro	7/2/2019	BAML	371,813	422,579	423,422	843
Japanese Yen	7/2/2019	BAML	60,000,000	556,884	556,899	15
Mexican Peso	7/2/2019	BAML	1,290,000	67,222	67,147	(75)
New Zealand Dollar	7/2/2019	BAML	280,000	187,861	188,061	200
Norwegian Krone	7/2/2019	BAML	270,000	31,709	31,667	(42)
Polish Zloty	7/2/2019	BAML	160,000	42,862	42,906	44
South African Rand	7/2/2019	BAML	360,000	25,418	25,531	113
Swedish Krona	7/2/2019	BAML	1,410,000	151,867	151,970	103
Swiss Franc	7/2/2019	BAML	2,150,000	2,202,525	2,205,128	2,603
South Korean Won	7/5/2019	BAML	2,838,360,000	2,400,000	2,458,423	58,423
Taiwan Dollar	7/5/2019	BAML	25,095,200	800,000	808,120	8,120
Chilean Peso	7/8/2019	BAML	69,321,000	100,000	102,113	2,113
Indian Rupee	7/8/2019	BAML	111,400,000	1,600,000	1,612,627	12,627
South Korean Won	7/12/2019	BAML	2,843,112,000	2,400,000	2,463,062	63,062
Taiwan Dollar	7/12/2019	BAML	25,185,600	800,000	811,379	11,379
Chilean Peso	7/15/2019	BAML	69,535,000	100,000	102,442	2,442
Indian Rupee	7/15/2019	BAML	112,114,080	1,600,000	1,621,528	21,528
Australian Dollar	7/17/2019	BAML	4,590,000	3,188,152	3,222,800	34,648
Brazilian Real	7/17/2019	BAML	9,190,000	2,364,848	2,394,553	29,705
British Pound	7/17/2019	BAML	2,610,000	3,322,312	3,324,344	2,032
Canadian Dollar	7/17/2019	BAML	3,170,000	2,377,171	2,426,749	49,578
Euro	7/17/2019	BAML	3,320,000	3,768,365	3,785,656	17,291
Japanese Yen	7/17/2019	BAML	318,000,000	2,949,482	2,955,093	5,611
Mexican Peso	7/17/2019	BAML	21,940,000	1,138,848	1,139,167	319
New Zealand Dollar	7/17/2019	BAML	2,860,000	1,881,650	1,921,599	39,949
Norwegian Krone	7/17/2019	BAML	21,440,000	2,492,540	2,515,965	23,425
Polish Zloty	7/17/2019	BAML	5,420,000	1,439,666	1,454,013	14,347
Russian Ruble	7/17/2019	BAML	98,170,000	1,528,631	1,553,001	24,370
South African Rand	7/17/2019	BAML	18,700,000	1,275,671	1,323,597	47,926
Swedish Krona	7/17/2019	BAML	24,010,000	2,563,521	2,590,844	27,323
Swiss Franc	7/17/2019	BAML	2,390,000	2,430,750	2,454,855	24,105
Turkish Lira New	7/17/2019	BAML	2,610,000	441,977	447,447	5,470
South Korean Won	7/19/2019	BAML	2,768,568,000	2,400,000	2,398,992	(1,008)
Taiwan Dollar	7/19/2019	BAML	24,740,000	800,000	797,366	(2,634)

See accompanying notes to consolidated financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

						Unrealized
	Settlement		Currency Amount			Appreciation/
Foreign Currency	Date	Counterparty	Purchased	Cost of USD Sold	U.S. $ Value	(Depreciation)
To Buy (Continued):
Chilean Peso	7/22/2019	BAML	67,835,000	$100,000	$99,951	$(49)
Colombian Peso	7/22/2019	BAML	159,566,500	50,000	49,679	(321)
Indian Rupee	7/22/2019	BAML	111,450,080	1,600,000	1,610,497	10,497
Taiwan Dollar	7/22/2019	BAML	25,017,402	800,000	806,455	6,455
South Korean Won	7/24/2019	BAML	2,783,657,122	2,400,000	2,412,433	12,433
Chilean Peso	7/25/2019	BAML	68,332,045	100,000	100,690	690
Colombian Peso	7/25/2019	BAML	478,791,000	150,000	149,030	(970)
South Korean Won	7/25/2019	BAML	2,421,237,000	2,100,000	2,098,409	(1,591)
Taiwan Dollar	7/25/2019	BAML	15,455,000	500,000	498,295	(1,705)
Colombian Peso	7/26/2019	BAML	319,103,490	100,000	99,318	(682)
Colombian Peso	7/29/2019	BAML	319,814,000	100,000	99,516	(484)
Brazilian Real	8/2/2019	BAML	855,466	221,565	222,564	999
Australian Dollar	8/8/2019	BAML	800,000	560,687	562,129	1,442
British Pound	8/8/2019	BAML	500,000	638,547	637,535	(1,012)
Canadian Dollar	8/8/2019	BAML	2,293,291	1,745,277	1,756,427	11,150
Chinese Yen	8/8/2019	BAML	1,375,671	200,000	200,132	132
Euro	8/8/2019	BAML	2,943,187	3,362,350	3,362,167	(183)
Japanese Yen	8/8/2019	BAML	125,000,000	1,168,049	1,163,579	(4,470)
Mexican Peso	8/8/2019	BAML	2,000,000	103,652	103,456	(196)
Russian Ruble	8/8/2019	BAML	31,676,710	500,000	499,468	(532)
Singapore Dollar	8/8/2019	BAML	1,622,867	1,200,000	1,200,278	278
Swiss Franc	8/8/2019	BAML	2,750,000	2,828,563	2,830,559	1,996
Australian Dollar	9/18/2019	BAML	41,000	28,796	28,841	45
British Pound	9/18/2019	BAML	101,000	128,820	128,998	178
Canadian Dollar	9/18/2019	BAML	46,141	34,847	35,361	514
Czech Koruna	9/18/2019	BAML	22,249,462	991,340	997,085	5,745
Euro	9/18/2019	BAML	235,000	268,398	269,301	903
Hong Kong Dollar	9/18/2019	BAML	962,999	123,057	123,307	250
Hungary Forint	9/18/2019	BAML	68,298,718	240,951	242,158	1,207
Indian Rupee	9/18/2019	BAML	213,370,633	3,036,288	3,060,295	24,007
Israeli Shekel	9/18/2019	BAML	809,260	227,390	228,005	615
Japanese Yen	9/18/2019	BAML	3,876,556	36,107	36,192	85
Norwegian Krone	9/18/2019	BAML	4,203,699	493,690	494,137	447
Philippine Peso	9/18/2019	BAML	68,962,828	1,315,678	1,341,299	25,621
Polish Zloty	9/18/2019	BAML	4,561,510	1,216,469	1,225,383	8,914
Russian Ruble	9/18/2019	BAML	139,920,374	2,150,459	2,193,297	42,838
Singapore Dollar	9/18/2019	BAML	92,888	68,317	68,739	422
South African Rand	9/18/2019	BAML	1,120,483	75,911	78,672	2,761
South Korean Won	9/18/2019	BAML	620,533,568	536,319	538,747	2,428
Swedish Krona	9/18/2019	BAML	2,824,080	302,773	306,110	3,337
Taiwan Dollar	9/18/2019	BAML	2,504,731	80,394	81,005	611
Turkish Lira New	9/18/2019	BAML	3,972,919	651,640	658,433	6,793
Chilean Peso	9/23/2019	BAML	2,686,774	3,853	3,960	107
						708,830

						Unrealized
	Settlement		Currency Amount			Appreciation/
Foreign Currency	Date	Counterparty	Purchased	Cost of USD Sold	U.S. $ Value	(Depreciation)
To Sell:
Australian Dollar	7/1/2019	BAML	(1,010,000)	$(707,464)	$(708,772)	$(1,308)
British Pound	7/1/2019	BAML	(192,500)	(244,029)	(244,995)	(966)
Euro	7/1/2019	BAML	(1,053,187)	(1,197,089)	(1,199,370)	(2,281)
Japanese Yen	7/1/2019	BAML	(15,072,340)	(139,913)	(139,898)	15
Mexican Peso	7/1/2019	BAML	(1,300,000)	(67,905)	(67,667)	238
New Zealand Dollar	7/1/2019	BAML	(110,314)	(73,902)	(74,093)	(191)
Norwegian Krone	7/1/2019	BAML	(500,000)	(58,782)	(58,643)	139
Polish Zloty	7/1/2019	BAML	(250,000)	(66,773)	(67,038)	(265)
Russian Ruble	7/1/2019	BAML	(6,295,750)	(100,000)	(99,814)	186

See accompanying notes to consolidated financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

						Unrealized
	Settlement		Currency Amount			Appreciation/
Foreign Currency	Date	Counterparty	Purchased	Cost of USD Sold	U.S. $ Value	(Depreciation)
To Sell (Continued):
Singapore Dollar	7/1/2019	BAML	(1,626,272)	$(1,201,661)	$(1,202,019)	$(358)
South African Rand	7/1/2019	BAML	(780,000)	(55,064)	(55,317)	(253)
Swedish Krona	7/1/2019	BAML	(2,140,000)	(230,768)	(230,648)	120
Swiss Franc	7/1/2019	BAML	(2,345,000)	(2,400,170)	(2,405,119)	(4,949)
Turkish Lira New	7/1/2019	BAML	(230,000)	(39,739)	(39,765)	(26)
Australian Dollar	7/2/2019	BAML	(360,000)	(252,499)	(252,631)	(132)
Brazilian Real	7/2/2019	BAML	(12,092,455)	(3,086,466)	(3,155,116)	(68,650)
British Pound	7/2/2019	BAML	(100,000)	(126,844)	(127,270)	(426)
Canadian Dollar	7/2/2019	BAML	(900,000)	(687,694)	(688,738)	(1,044)
Chinese Yen	7/2/2019	BAML	(687,583)	(100,000)	(100,041)	(41)
Euro	7/2/2019	BAML	(690,000)	(784,701)	(785,775)	(1,074)
Japanese Yen	7/2/2019	BAML	(22,500,000)	(208,694)	(208,838)	(144)
Mexican Peso	7/2/2019	BAML	(1,290,000)	(67,237)	(67,155)	82
New Zealand Dollar	7/2/2019	BAML	(180,000)	(120,670)	(120,906)	(236)
Norwegian Krone	7/2/2019	BAML	(270,000)	(31,676)	(31,666)	10
Polish Zloty	7/2/2019	BAML	(160,000)	(42,841)	(42,906)	(65)
South African Rand	7/2/2019	BAML	(360,000)	(25,472)	(25,530)	(58)
Swedish Krona	7/2/2019	BAML	(1,410,000)	(152,045)	(151,970)	75
Swiss Franc	7/2/2019	BAML	(400,000)	(410,118)	(410,247)	(129)
South Korean Won	7/5/2019	BAML	(2,833,896,000)	(2,400,000)	(2,454,556)	(54,556)
Taiwan Dollar	7/5/2019	BAML	(25,078,400)	(800,000)	(807,579)	(7,579)
Chilean Peso	7/8/2019	BAML	(69,519,000)	(100,000)	(102,404)	(2,404)
Indian Rupee	7/8/2019	BAML	(111,316,160)	(1,600,000)	(1,611,413)	(11,413)
South Korean Won	7/12/2019	BAML	(2,838,240,000)	(2,400,000)	(2,458,841)	(58,841)
Taiwan Dollar	7/12/2019	BAML	(25,096,000)	(800,000)	(808,493)	(8,493)
Chilean Peso	7/15/2019	BAML	(69,336,000)	(100,000)	(102,149)	(2,149)
Indian Rupee	7/15/2019	BAML	(111,536,000)	(1,600,000)	(1,613,167)	(13,167)
Australian Dollar	7/17/2019	BAML	(5,070,000)	(3,506,574)	(3,559,828)	(53,254)
Brazilian Real	7/17/2019	BAML	(7,220,000)	(1,859,696)	(1,881,265)	(21,569)
British Pound	7/17/2019	BAML	(2,440,000)	(3,081,608)	(3,107,816)	(26,208)
Canadian Dollar	7/17/2019	BAML	(2,450,000)	(1,856,977)	(1,875,561)	(18,584)
Euro	7/17/2019	BAML	(3,260,000)	(3,678,619)	(3,717,242)	(38,623)
Japanese Yen	7/17/2019	BAML	(382,000,000)	(3,536,944)	(3,549,829)	(12,885)
Mexican Peso	7/17/2019	BAML	(10,650,000)	(553,112)	(552,968)	144
New Zealand Dollar	7/17/2019	BAML	(3,170,000)	(2,082,064)	(2,129,886)	(47,822)
Norwegian Krone	7/17/2019	BAML	(18,760,000)	(2,161,128)	(2,201,471)	(40,343)
Polish Zloty	7/17/2019	BAML	(3,130,000)	(825,775)	(839,679)	(13,904)
Russian Ruble	7/17/2019	BAML	(57,080,000)	(888,510)	(902,979)	(14,469)
South African Rand	7/17/2019	BAML	(15,310,000)	(1,033,601)	(1,083,651)	(50,050)
Swedish Krona	7/17/2019	BAML	(27,550,000)	(2,919,007)	(2,972,835)	(53,828)
Swiss Franc	7/17/2019	BAML	(3,090,000)	(3,132,475)	(3,173,851)	(41,376)
Turkish Lira New	7/17/2019	BAML	(1,010,000)	(171,510)	(173,149)	(1,639)
South Korean Won	7/19/2019	BAML	(2,843,208,000)	(2,400,000)	(2,463,668)	(63,668)
Taiwan Dollar	7/19/2019	BAML	(25,190,400)	(800,000)	(811,882)	(11,882)
Chilean Peso	7/22/2019	BAML	(69,552,000)	(100,000)	(102,481)	(2,481)
Colombian Peso	7/22/2019	BAML	(163,612,755)	(50,000)	(50,939)	(939)
Indian Rupee	7/22/2019	BAML	(112,266,080)	(1,600,000)	(1,622,289)	(22,289)
Taiwan Dollar	7/22/2019	BAML	(24,738,400)	(800,000)	(797,460)	2,540
South Korean Won	7/24/2019	BAML	(2,768,568,000)	(2,400,000)	(2,399,357)	643
Chilean Peso	7/25/2019	BAML	(67,860,000)	(100,000)	(99,994)	6
Colombian Peso	7/25/2019	BAML	(480,550,255)	(150,000)	(149,578)	422
South Korean Won	7/25/2019	BAML	(2,438,369,699)	(2,100,000)	(2,113,260)	(13,260)
Taiwan Dollar	7/25/2019	BAML	(15,440,846)	(500,000)	(497,838)	2,162
Colombian Peso	7/26/2019	BAML	(319,839,000)	(100,000)	(99,547)	453
South Korean Won	7/26/2019	BAML	(2,421,426,000)	(2,100,000)	(2,098,635)	1,365
Taiwan Dollar	7/26/2019	BAML	(15,460,500)	(500,000)	(498,503)	1,497

See accompanying notes to consolidated financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

								Unrealized
		Settlement		Currency Amount				Appreciation/
Foreign Currency		Date	Counterparty	Purchased	Cost of USD Sold	U.S. $ Value		(Depreciation)
To Sell (Continued):
Colombian Peso		7/29/2019	BAML	(638,557,500)	$(200,000)	$(198,698)		$1,302
Indian Rupee		7/29/2019	BAML	(111,602,080)	(1,600,000)	(1,611,265)		(11,265)
Colombian Peso		7/31/2019	BAML	(318,331,510)	(100,000)	(99,039)		961
Brazilian Real		8/2/2019	BAML	(2,496,861)	(646,776)	(649,602)		(2,826)
Australian Dollar		8/8/2019	BAML	(2,500,000)	(1,740,419)	(1,756,653)		(16,234)
British Pound		8/8/2019	BAML	(875,000)	(1,116,980)	(1,115,687)		1,293
Canadian Dollar		8/8/2019	BAML	(2,300,000)	(1,747,217)	(1,761,566)		(14,349)
Chinese Yen		8/8/2019	BAML	(9,633,337)	(1,400,000)	(1,401,455)		(1,455)
Euro		8/8/2019	BAML	(4,625,000)	(5,277,983)	(5,283,395)		(5,412)
Hungary Forint		8/8/2019	BAML	(453,782,080)	(1,600,000)	(1,604,890)		(4,890)
Israeli Shekel		8/8/2019	BAML	(3,595,082)	(1,000,000)	(1,010,365)		(10,365)
Japanese Yen		8/8/2019	BAML	(87,500,000)	(816,647)	(814,506)		2,141
Mexican Peso		8/8/2019	BAML	(14,000,000)	(725,427)	(724,193)		1,234
New Zealand Dollar		8/8/2019	BAML	(1,500,000)	(993,185)	(1,008,316)		(15,131)
Norwegian Krone		8/8/2019	BAML	(10,152,614)	(1,200,000)	(1,192,247)		7,753
Polish Zloty		8/8/2019	BAML	(7,456,624)	(2,000,000)	(2,001,518)		(1,518)
Russian Ruble		8/8/2019	BAML	(63,559,000)	(1,000,000)	(1,002,178)		(2,178)
Singapore Dollar		8/8/2019	BAML	(1,759,053)	(1,300,000)	(1,301,002)		(1,002)
South African Rand		8/8/2019	BAML	(5,758,042)	(400,000)	(406,403)		(6,403)
Swedish Krona		8/8/2019	BAML	(13,929,036)	(1,500,000)	(1,505,570)		(5,570)
Swiss Franc		8/8/2019	BAML	(3,250,000)	(3,344,402)	(3,345,207)		(805)
Turkish Lira New		8/8/2019	BAML	(3,613,082)	(600,000)	(611,729)		(11,729)
Australian Dollar		9/18/2019	BAML	(642,000)	(447,915)	(451,606)		(3,691)
British Pound		9/18/2019	BAML	(20,000)	(25,536)	(25,544)		(8)
Canadian Dollar		9/18/2019	BAML	(40,067)	(30,000)	(30,706)		(706)
Czech Koruna		9/18/2019	BAML	(48,248,699)	(2,133,879)	(2,162,216)		(28,337)
Euro		9/18/2019	BAML	(966,000)	(1,095,227)	(1,106,996)		(11,769)
Hungary Forint		9/18/2019	BAML	(496,537,776)	(1,762,472)	(1,760,500)		1,972
Israeli Shekel		9/18/2019	BAML	(1,165,469)	(325,908)	(328,364)		(2,456)
Norwegian Krone		9/18/2019	BAML	(14,020,642)	(1,624,096)	(1,648,104)		(24,008)
Polish Zloty		9/18/2019	BAML	(7,803,441)	(2,075,666)	(2,096,284)		(20,618)
Singapore Dollar		9/18/2019	BAML	(5,018,980)	(3,682,458)	(3,714,130)		(31,672)
South African Rand		9/18/2019	BAML	(15,807,213)	(1,054,385)	(1,109,867)		(55,482)
South Korean Won		9/18/2019	BAML	(4,846,620,692)	(4,111,332)	(4,207,831)		(96,499)
Swedish Krona		9/18/2019	BAML	(16,902,850)	(1,806,177)	(1,832,154)		(25,977)
Taiwan Dollar		9/18/2019	BAML	(133,561,215)	(4,257,364)	(4,319,575)		(62,211)
Turkish Lira New		9/18/2019	BAML	(4,455,493)	(727,356)	(738,410)		(11,054)
Philippine Peso		9/18/2019	BAML	(507,868)	(9,769)	(9,878)		(109)
Chilean Peso		9/23/2019	BAML	(1,374,344,040)	(1,982,926)	(2,025,579)		(42,653)
								(1,291,900)

								Unrealized
		Settlement		Currency Amount	Currency Amount	Market Value	Market Value	Appreciation/
Foreign Currency		Date	Counterparty	Purchased Buy	Purchased Sell	Buy	Sell	(Depreciation)
To Buy:	To Sell:
Australian Dollar	British Pound	7/1/2019	BAML	225,917	(125,000)	158,537	(159,088)	(551)
Australian Dollar	New Zealand Dollar	7/1/2019	BAML	600,000	(627,438)	421,052	(421,418)	(368)
British Pound	Australian Dollar	7/1/2019	BAML	125,000	(226,377)	159,088	(158,860)	228
British Pound	Euro	7/1/2019	BAML	89,445	(100,000)	113,837	(113,880)	(43)
Euro	British Pound	7/1/2019	BAML	100,000	(89,687)	113,880	(114,144)	(264)
Euro	Japanese Yen	7/1/2019	BAML	200,000	(24,461,600)	227,760	(227,043)	717
Japanese Yen	Euro	7/1/2019	BAML	24,533,940	(200,000)	227,713	(227,761)	(45)
New Zealand Dollar	Australian Dollar	7/1/2019	BAML	627,752	(600,000)	421,630	(421,050)	579
Australian Dollar	New Zealand Dollar	7/2/2019	BAML	200,000	(208,767)	140,350	(140,218)	132
British Pound	Euro	7/2/2019	BAML	358,209	(400,000)	455,891	(455,519)	371
Canadian Dollar	Japanese Yen	7/2/2019	BAML	400,000	(32,842,005)	306,104	(304,826)	1,275
Euro	British Pound	7/2/2019	BAML	300,000	(269,199)	341,641	(342,610)	(972)

See accompanying notes to consolidated financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

								Unrealized
		Settlement		Currency Amount	Currency Amount	Market Value	Market Value	Appreciation/
Foreign Currency		Date	Counterparty	Purchased Buy	Purchased Sell	Buy	Sell	(Depreciation)
To Buy:	To Sell:
Euro	Swedish Krona	7/2/2019	BAML	125,000	$(1,321,078)	$142,350	$(142,385)	$(35)
Japanese Yen	Canadian Dollar	7/2/2019	BAML	32,905,058	(400,000)	305,413	(306,105)	(694)
Japanese Yen	Euro	7/2/2019	BAML	24,517,918	(200,000)	227,565	(227,758)	(194)
Swiss Franc	Japanese Yen	7/2/2019	BAML	250,000	(27,600,926)	256,411	(256,181)	229
Australian Dollar	British Pound	8/8/2019	BAML	228,950	(125,000)	160,875	(159,384)	1,491
Australian Dollar	New Zealand Dollar	8/8/2019	BAML	800,000	(837,998)	562,129	(563,311)	(1,182)
British Pound	Australian Dollar	8/8/2019	BAML	1,125,000	(2,062,435)	1,434,455	(1,449,194)	(14,740)
British Pound	Euro	8/8/2019	BAML	268,756	(300,000)	342,683	(342,708)	(25)
British Pound	Japanese Yen	8/8/2019	BAML	125,000	(17,096,363)	159,384	(159,144)	240
Canadian Dollar	Australian Dollar	8/8/2019	BAML	3,116,460	(3,400,000)	2,386,892	(2,389,049)	(2,158)
Canadian Dollar	Euro	8/8/2019	BAML	2,446,353	(1,625,000)	1,873,658	(1,856,328)	17,330
Canadian Dollar	Japanese Yen	8/8/2019	BAML	400,000	(32,859,600)	306,359	(305,878)	481
Euro	Australian Dollar	8/8/2019	BAML	1,125,000	(1,847,745)	1,285,150	(1,298,339)	(13,189)
Euro	British Pound	8/8/2019	BAML	1,500,000	(1,341,888)	1,713,534	(1,711,001)	2,532
Euro	Japanese Yen	8/8/2019	BAML	1,800,000	(220,148,150)	2,056,241	(2,049,278)	6,963
Euro	Norwegian Krone	8/8/2019	BAML	1,250,000	(12,090,523)	1,427,945	(1,419,820)	8,125
Euro	Polish Zloty	8/8/2019	BAML	100,000	(426,232)	114,236	(114,410)	(174)
Euro	Swedish Krona	8/8/2019	BAML	2,125,000	(22,559,268)	2,427,506	(2,438,400)	(10,894)
Euro	Hungary Forint	8/8/2019	BAML	200,000	(64,847,440)	228,471	(229,346)	(875)
Japanese Yen	Australian Dollar	8/8/2019	BAML	59,583,840	(800,000)	554,644	(562,129)	(7,485)
Japanese Yen	British Pound	8/8/2019	BAML	85,436,250	(625,000)	795,295	(796,919)	(1,625)
Japanese Yen	Canadian Dollar	8/8/2019	BAML	113,756,720	(1,400,000)	1,058,919	(1,072,257)	(13,338)
Japanese Yen	Euro	8/8/2019	BAML	257,203,070	(2,100,000)	2,394,208	(2,398,947)	(4,738)
Japanese Yen	New Zealand Dollar	8/8/2019	BAML	155,802,240	(2,200,000)	1,450,305	(1,478,864)	(28,559)
Japanese Yen	Swiss Franc	8/8/2019	BAML	275,411,200	(2,500,000)	2,563,701	(2,573,235)	(9,534)
New Zealand Dollar	Australian Dollar	8/8/2019	BAML	3,992,716	(3,800,000)	2,683,948	(2,670,114)	13,834
New Zealand Dollar	Japanese Yen	8/8/2019	BAML	200,000	(14,268,080)	134,442	(132,816)	1,626
Norwegian Krone	Swedish Krona	8/8/2019	BAML	14,000,000	(15,366,260)	1,644,054	(1,660,918)	(16,864)
Swedish Krona	Euro	8/8/2019	BAML	1,319,602	(125,000)	142,634	(142,794)	(159)
Swiss Franc	British Pound	8/8/2019	BAML	155,182	(125,000)	159,728	(159,384)	344
Swiss Franc	Euro	8/8/2019	BAML	2,498,292	(2,250,000)	2,571,478	(2,570,300)	1,177
Swiss Franc	Japanese Yen	8/8/2019	BAML	250,000	(27,541,300)	257,324	(256,372)	952
								(70,079)

Net unrealized depreciation on forward currency contracts								(653,149)

BAML - Bank of America Merrill Lynch

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2019

	Altegris Futures Evolution	Altegris GSA Trend	Altegris Managed Futures
ASSETS	Strategy Fund	Strategy Fund	Strategy Fund
Investment securities:
At cost	$517,231,321	$13,671,015	$—
At value	$520,875,243	$13,676,287	$—
Cash	21,978,546	10,164,597	2,987,584
Foreign cash (Cost: $0, $36,284, and $29,303, respectively)	—	36,593	29,188
Segregated cash at custodian	—	—	57,198,000
Segregated cash at broker	—	5,969,779	6,152,419
Receivable for securities sold	2,761,327	—	—
Receivable for Fund shares sold	599,793	19,319	33,743
Interest receivable	2,295,360	—	—
Unrealized appreciation on futures contracts	—	2,064,358	2,241,834
Unrealized appreciation on forward foreign currency exchange contracts	—	246,703	810,892
Prepaid expenses and other assets	254,723	37,700	38,290
TOTAL ASSETS	548,764,992	32,215,336	69,491,950

LIABILITIES
Foreign cash due to custodian (Cost: $11,570, $0, and $0, respectively)	11,570	—	—
Unrealized depreciation on futures contracts	—	940,399	826,977
Unrealized depreciation on forward foreign currency exchange contracts	—	866,441	1,464,041
Payable for investments purchased	5,204,857	—	—
Payable for Fund shares repurchased	641,577	17,313	19,826
Investment advisory fees payable	567,755	37,722	67,010
Distribution (12b-1) fees payable	36,138	5,972	11,432
Payable to related parties	5,039	7,314	40,302
Accrued expenses and other liabilities	39,572	131,627	98,357
TOTAL LIABILITIES	6,506,508	2,006,788	2,527,945
NET ASSETS	$542,258,484	$30,208,548	$66,964,005

Composition of Net Assets:
Paid in capital	$558,147,850	$28,958,278	$67,473,210
Accumulated earnings/(loss)	(15,889,366)	1,250,270	(509,205)
NET ASSETS	$542,258,484	$30,208,548	$66,964,005

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (Continued)
June 30, 2019

	Altegris Futures Evolution	Altegris GSA Trend		Altegris Managed Futures
Net Asset Value Per Share:	Strategy Fund	Strategy Fund		Strategy Fund
Class A Shares:
Net Assets	$21,668,871	$9		$37,091,883
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,328,575	1		4,673,639
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)(b)	$9.31	$8.60	(e)	$7.94
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$9.88	$9.12		$8.42

Class C Shares:
Net Assets	$15,877,839	$—		$4,973,321
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,706,571	—		654,586
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)(d)	$9.30	$—		$7.60

Class I Shares:
Net Assets	$424,680,170	$1,749,242		$24,402,218
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	45,823,014	202,504		3,027,173
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$9.27	$8.64		$8.06

Class N Shares:
Net Assets	$80,031,604	$28,459,297		$—
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	8,603,744	3,315,385		—
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$9.30	$8.58		$—

Class O Shares:
Net Assets	$—	$—		$496,943
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	—	—		62,611
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$—	$—		$7.94

(a)	Purchases of $1 million or more, a contingent deferred sales charge of up to 1.00% may apply to redemptions made within 18 months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $25,000 or more, the sales load is reduced.

(d)	A contingent deferred sales charge of up to 1.00% may be applied to shares redeemed within 12 months of purchase.

(e)	NAV does not recalculate due to rounding.

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED STATEMENTS OF OPERATIONS
June 30, 2019

	Altegris Futures Evolution	Altegris GSA Trend	Altegris Managed Futures
	Strategy Fund	Strategy Fund	Strategy Fund
INVESTMENT INCOME
Dividends	$2,942	$—	$175,799
Interest	19,495,191	432,604	1,096,209
TOTAL INVESTMENT INCOME	19,498,133	432,604	1,272,008

EXPENSES
Advisory fees	9,314,559	484,294	1,280,353
Distribution (12b-1) fees:
Class A	75,034	—	116,997
Class C	188,122	—	63,607
Class N	206,148	83,785	—
Class O	—	—	1,611
Administrative services fees	556,572	60,482	10,223
Third party administrative services fees	560,403	2,655	11,048
Transfer agent fees	373,638	37,057	70,259
Registration fees	52,153	67,144	81,710
Printing and postage expenses	81,465	22,073	7,434
Custodian fees	114,207	818	136,079
Audit fees	52,752	2,113	38,722
Accounting services fees	74,058	8,636	15,532
Compliance officer fees	60,281	23,154	38,586
Legal fees	28,773	31,188	41,487
Insurance expense	17,649	393	133
Trustees fees and expenses	27,617	46,354	22,601
Other expenses	15,084	1,977	126
TOTAL EXPENSES	11,798,515	872,123	1,936,508
Less: Fees waived by the Advisor	(840,952)	(214,920)	(347,680)
NET EXPENSES	10,957,563	657,203	1,588,828

NET INVESTMENT INCOME/(LOSS)	8,540,570	(224,599)	(316,820)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
Forward exchange contracts and translations	(156)	660,758	(828,647)
Futures contracts	—	(519,164)	1,222,636
Investments	(3,033,315)	285	(591,980)
Purchased Options	(10,317,387)	—	—
Swaps	—	—	13,302
Net Realized Gain/(Loss)	(13,350,858)	141,879	(184,689)

Net change in unrealized appreciation/(depreciation) on:
Foreign currency translations	—	42,908	69,585
Forward foreign currency exchange contracts	—	(457,345)	(588,055)
Futures contracts	—	111,925	360,891
Investments	10,082,877	3,079	156,054
Purchased Options	(8,699,100)	—	—
Net change in unrealized appreciation/(depreciation) on:	1,383,777	(299,433)	(1,525)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(11,967,081)	(157,554)	(186,214)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,426,511)	$(382,153)	$(503,034)

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Altegris Futures Evolution Strategy Fund
	For the Year Ended	For the Year Ended
	June 30,	June 30,
	2019	2018

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$8,540,570	$6,906,210
Net realized gain/(loss) on investments, purchased options and swaps	(13,350,858)	8,950,356
Net change in unrealized appreciation on investments, purchased options and swaps	1,383,777	13,872,222
Net increase/(decrease) in net assets resulting from operations	(3,426,511)	29,728,788

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(587,306)
Class C	—	(136,565)
Class I	—	(6,666,335)
Class N	—	(1,115,095)
Total Distributions Paid *
Class A	(1,348,881)	—
Class C	(604,858)	—
Class I	(25,683,120)	—
Class N	(3,882,180)	—
Total distributions to shareholders	(31,519,039)	(8,505,301)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	4,558,152	13,717,737
Class C	1,685,313	3,569,154
Class I	250,420,509	300,734,876
Class N	34,926,220	46,485,120
Net asset value of shares issued in reinvestment of distributions:
Class A	1,244,429	553,149
Class C	595,857	132,383
Class I	21,331,401	5,689,698
Class N	2,443,279	823,455
Redemption fee proceeds:
Class A	235	3,363
Class C	—	1,191
Class I	10,539	8,012
Class N	8,851	2,650
Payments for shares redeemed:
Class A	(22,916,956)	(35,571,222)
Class C	(7,716,660)	(14,165,670)
Class I	(334,803,983)	(183,059,320)
Class N	(43,133,990)	(51,452,593)
Net increase/(decrease) from shares of beneficial interest transactions	(91,346,804)	87,471,983

NET INCREASE/(DECREASE) IN NET ASSETS	(126,292,354)	108,695,470

NET ASSETS
Beginning of Year	668,550,838	559,855,368
End of Year **	$542,258,484	$668,550,838

*

Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes distributions in excess of net investment income of ($153,337) as of June 30, 2018.

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Altegris Futures Evolution Strategy Fund
	For the Year Ended	For the Year Ended
	June 30,	June 30,
	2019	2018
SHARE ACTIVITY
Class A:
Shares Sold	477,215	1,365,949
Shares Reinvested	134,597	56,097
Shares Redeemed	(2,418,281)	(3,627,266)
Net decrease in shares of beneficial interest outstanding	(1,806,469)	(2,205,220)

Class C:
Shares Sold	178,727	361,356
Shares Reinvested	64,680	13,579
Shares Redeemed	(818,129)	(1,454,068)
Net decrease in shares of beneficial interest outstanding	(574,722)	(1,079,133)

Class I:
Shares Sold	27,135,458	30,149,284
Shares Reinvested	2,317,075	576,589
Shares Redeemed	(36,212,667)	(18,668,042)
Net increase/(decrease) in shares of beneficial interest outstanding	(6,760,134)	12,057,831

Class N:
Shares Sold	3,712,832	4,696,176
Shares Reinvested	264,518	83,506
Shares Redeemed	(4,552,912)	(5,213,172)
Net decrease in shares of beneficial interest outstanding	(575,562)	(433,490)

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS *

	Altegris GSA Trend Strategy Fund
	For the Year Ended	For the Year Ended
	June 30,	June 30,
	2019	2018

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment loss	$(224,599)	$(591,297)
Net realized gain/(loss) on futures and foreign exchange contracts	141,879	(2,133,261)
Net change in unrealized appreciation/(depreciation) on futures and foreign exchange contracts	(299,433)	2,083,494
Net decrease in net assets resulting from operations	(382,153)	(641,064)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I	352,129	1,384,248
Class N	6,218,476	15,943,305
Redemption fee proceeds:
Class I	2	71
Class N	37	689
Payments for shares redeemed:
Class I	(1,413,491)	(7,885,111)
Class N	(15,236,854)	(17,295,588)
Net decrease from shares of beneficial interest transactions	(10,079,701)	(7,852,386)

NET DECREASE IN NET ASSETS	(10,461,854)	(8,493,450)

NET ASSETS
Beginning of Year	40,670,402	49,163,852
End of Year **	$30,208,548	$40,670,402

SHARE ACTIVITY
Class A:
Shares Sold	—	—
Net increase in shares of beneficial interest outstanding	—	—

Class I:
Shares Sold	39,860	147,490
Shares Redeemed	(161,674)	(828,408)
Net decrease in shares of beneficial interest outstanding	(121,814)	(680,918)

Class N:
Shares Sold	715,876	1,714,129
Shares Redeemed	(1,763,327)	(1,853,066)
Net decrease in shares of beneficial interest outstanding	(1,047,451)	(138,937)

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019, if any. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018, if any have not been reclassified to conform to the current year presentation.

**	Net Assets- End of Year includes distributions in excess of net investment income of ($969,402) as of June 30, 2018.

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Altegris Managed Futures Strategy Fund
	For the Year Ended	For the Year Ended
	June 30,	June 30,
	2019	2018

DECREASE IN NET ASSETS FROM OPERATIONS
Net investment loss	$(316,820)	$(1,241,870)
Net realized gain/(loss) on investments, futures, forward foreign exchange contracts and swaps	(184,689)	291,880
Net change in unrealized appreciation on investments, futures forward foreign exchange contracts and swaps	(1,525)	5,911,335
Net increase/(decrease) in net assets resulting from operations	(503,034)	4,961,345

DISTRIBUTIONS TO SHAREHOLDERS
From Return of Capital
Class A	(282,366)	—
Class C	(21,257)	—
Class I	(203,242)	—
Class N	(3,454)	—
Total Distributions Paid:*
Class A	(627,981)	—
Class C	(47,274)	—
Class I	(452,009)	—
Class O	(7,682)	—
Total distributions to shareholders	(1,645,265)	—

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	7,631,001	11,269,736
Class C	254,506	1,268,761
Class I	11,085,130	16,653,281
Class O	15,337	992,151
Net asset value of shares issued in reinvestment of distributions:
Class A	352,222	—
Class C	55,528	—
Class I	322,764	—
Class O	10,751	—
Redemption fee proceeds:
Class A	2,524	1,246
Class C	—	234
Class I	336	10
Class O	—	—
Payments for shares redeemed:
Class A	(24,255,213)	(32,526,828)
Class C	(2,893,846)	(4,450,716)
Class I	(24,713,682)	(80,048,291)
Class O	(547,922)	(1,068,340)
Net decrease from shares of beneficial interest transactions	(32,680,564)	(87,908,756)

NET DECREASE IN NET ASSETS	(34,828,863)	(82,947,411)
NET ASSETS
Beginning of Year	101,792,868	184,740,279
End of Year **	$66,964,005	$101,792,868

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019, if any. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018, if any have not been reclassified to conform to the current year presentation.

**	Net Assets- End of Year includes distributions in excess of net investment income of ($1,831,442) as of June 30, 2018.

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Altegris Managed Futures Strategy Fund
	For the Year Ended	For the Year Ended
	June 30,	June 30,
	2019	2018
SHARE ACTIVITY
Class A:
Shares Sold	963,390	1,348,885
Shares Reinvested	45,272	—
Shares Redeemed	(3,087,137)	(3,922,163)
Net decrease in shares of beneficial interest outstanding	(2,078,475)	(2,573,278)

Class C:
Shares Sold	33,364	157,122
Shares Reinvested	7,423	—
Shares Redeemed	(383,062)	(553,820)
Net decrease in shares of beneficial interest outstanding	(342,275)	(396,698)

Class I:
Shares Sold	1,386,559	1,965,925
Shares Reinvested	40,908	—
Shares Redeemed	(3,091,319)	(9,387,125)
Net decrease in shares of beneficial interest outstanding	(1,663,852)	(7,421,200)

Class O:
Shares Sold	1,962	118,009
Shares Reinvested	1,382	—
Shares Redeemed	(68,353)	(128,129)
Net decrease in shares of beneficial interest outstanding	(65,009)	(10,120)

See accompanying notes to consolidated financial statements.

Altegris Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Altegris Futures Evolution Strategy Fund Class A (1)
	Year Ended		Year Ended		Year Ended	Year Ended	Period Ended		Year Ended
	June 30,		June 30,		June 30,	June 30,	June 30,		September 30,
	2019		2018^		2017^	2016^	2015*^		2014^

Net asset value, beginning of year/period	$9.82		$9.37		$10.84	$10.68	$10.73		$9.25

Income/(loss) from investment operations:
Net investment income/(loss) (2)	0.11		0.09		0.12	0.15	0.11		0.10
Net realized and unrealized gain/(loss) on investments	(0.17)		0.48		(0.90)	0.82	1.06		1.53
Total from investment operations	(0.06)		0.57		(0.78)	0.97	1.17		1.63

Less distributions from:
Net investment income	(0.45)		(0.12)		(0.69)	(0.81)	(1.22)		(0.15)
Total distributions	(0.45)		(0.12)		(0.69)	(0.81)	(1.22)		(0.15)

Redemption fees collected (3)	0.00		0.00		0.00	0.00	0.00		0.00

Net assets, at end of year/period	$9.31		$9.82		$9.37	$10.84	$10.68		$10.73

Total return (4)	(0.52	)% (6)	6.06	% (6)	(7.36)%	9.63%	11.02	% (5)	17.79%

Net assets, at end of year/period (000s)	$21,669		$40,624		$59,411	$100,131	$59,517		$30,795

Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets (7,9)	2.08%		2.00%		1.99%	1.97%	1.98	% (8)	2.08%
Ratio of net expenses to average net assets (10)	1.94%		1.94%		1.94%	1.94%	1.94	% (8)	1.94%
Ratio of net investment income to average net assets (11)	1.17%		0.94%		1.14%	1.36%	1.27	% (8)	1.04%

Portfolio Turnover Rate	64%		53%		77%	59%	68	% (5)	97%

*	For the period October 1, 2014 through June 30, 2015.

^	Consolidated.

(1)	Class A commenced operations on October 31, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(8)	Annualized for periods less than one full year.

(9)	Ratio of gross expenses to average net assets
	excluding the expenses and income of AFES Fund Limited: (7)	2.08%	2.00%	1.99%	1.97%	1.98	% (8)	2.08%

(10)	Ratio of net expenses to average net assets
	excluding the expenses and income of AFES Fund Limited:	1.94%	1.94%	1.94%	1.94%	1.94	% (8)	1.94%

(11)	Ratio of net investment income/(loss) to average net assets
	excluding the expenses and income of AFES Fund Limited:	1.17%	0.92%	1.13%	1.32%	1.26	% (8)	1.04%

See accompanying notes to consolidated financial statements.

Altegris Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Altegris Futures Evolution Strategy Fund Class C (1)
	Year Ended		Year Ended		Year Ended	Year Ended	Period Ended		Year Ended
	June 30,		June 30,		June 30,	June 30,	June 30,		September 30,
	2019		2018^		2017^	2016^	2015*^		2014^

Net asset value, beginning of year/period	$9.75		$9.31		$10.78	$10.57	$10.63		$9.18

Income/(loss) from investment operations:
Net investment income/(loss) (2)	0.04		0.02		0.04	0.07	0.04		0.03
Net realized and unrealized gain/(loss) on investments	(0.18)		0.47		(0.88)	0.83	1.07		1.50
Total from investment operations	(0.14)		0.49		(0.84)	0.90	1.11		1.53

Less distributions from:
Net investment income	(0.31)		(0.05)		(0.63)	(0.69)	(1.17)		(0.08)
Total distributions	(0.31)		(0.05)		(0.63)	(0.69)	(1.17)		(0.08)

Redemption fees collected (3)	0.00		0.00		0.00	0.00	0.00		0.00

Net assets, at end of year/period	$9.30		$9.75		$9.31	$10.78	$10.57		$10.63

Total return (4)	(1.42	)% (6)	5.26	% (6)	(8.02)%	8.93%	10.46	% (5)	(16.82)%

Net assets, at end of year/period (000s)	$15,878		$22,237		$31,270	$33,831	$20,459		$7,274

Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets (7,9)	2.83%		2.75%		2.74%	2.72%	2.73	% (8)	2.83%
Ratio of net expenses to average net assets (10)	2.69%		2.69%		2.69%	2.69%	2.69	% (8)	2.69%
Ratio of net investment income to average net assets (11)	0.45%		0.18%		0.40%	0.62%	0.52	% (8)	(0.29)%

Portfolio Turnover Rate	64%		53%		77%	59%	68	% (5)	97%

*	For the period October 1, 2014 through June 30, 2015.

^	Consolidated.

(1)	Class C Shares commenced operations on February 16, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(8)	Annualized for periods less than one full year.

(9)	Ratio of gross expenses to average net assets
	excluding the expenses and income of AFES Fund Limited: (7)	2.83%	2.75%	2.74%	2.72%	2.73	% (8)	2.83%

(10)	Ratio of net expenses to average net assets
	excluding the expenses and income of AFES Fund Limited:	2.69%	2.69%	2.69%	2.69%	2.69	% (8)	2.69%

(11)	Ratio of net investment income/(loss) to average net assets
	excluding the expenses and income of AFES Fund Limited:	0.45%	0.17%	0.39%	0.58%	0.52	% (8)	(0.29)%

See accompanying notes to consolidated financial statements.

Altegris Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Altegris Futures Evolution Strategy Fund Class I (1)
	Year Ended		Year Ended		Year Ended	Year Ended	Period Ended		Year Ended
	June 30,		June 30,		June 30,	June 30,	June 30,		September 30,
	2019		2018^		2017^	2016^	2015*^		2014^

Net asset value, beginning of year/period	$9.80		$9.36		$10.82	$10.70	$10.75		$9.27

Income/(loss) from investment operations:
Net investment income (2)	0.14		0.12		0.14	0.17	0.13		0.13
Net realized and unrealized gain/(loss) on investments	(0.17)		0.46		(0.88)	0.83	1.06		1.53
Total from investment operations	(0.03)		0.58		(0.74)	1.00	1.19		1.66

Less distributions from:
Net investment income	(0.50)		(0.14)		(0.72)	(0.88)	(1.24)		(0.18)
Total distributions	(0.50)		(0.14)		(0.72)	(0.88)	(1.24)		(0.18)

Redemption fees collected (3)	0.00		0.00		0.00	0.00	0.00		0.00

Net assets, at end of year/period	$9.27		$9.80		$9.36	$10.82	$10.70		$10.75

Total return (4)	(0.24	)% (6)	6.22	% (6)	(7.05)%	9.94%	11.20	% (5)	(18.07	)% (6)

Net assets, at end of year/period (000s)	$424,680		$515,569		$379,132	$353,331	$344,564		$201,388

Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets (7,9)	1.83%		1.75%		1.74%	1.72%	1.74	% (8)	1.83%
Ratio of net expenses to average net assets (10)	1.69%		1.69%		1.69%	1.69%	1.69	% (8)	1.69%
Ratio of net investment income to average net assets (11)	1.45%		1.20%		1.41%	1.57%	1.51	% (8)	1.29%

Portfolio Turnover Rate	64%		53%		77%	59%	68	% (5)	97%

*	For the period October 1, 2014 through June 30, 2015.

^	Consolidated.

(1)	Class I commenced operations on October 31, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(8)	Annualized for periods less than one full year.

(9)	Ratio of gross expenses to average net assets
	excluding the expenses and income of AFES Fund Limited: (7)	1.83%	1.75%	1.74%	1.72%	1.74	% (8)	1.83%

(10)	Ratio of net expenses to average net assets
	excluding the expenses and income of AFES Fund Limited:	1.69%	1.69%	1.69%	1.69%	1.69	% (8)	1.69%

(11)	Ratio of net investment income/(loss) to average net assets
	excluding the expenses and income of AFES Fund Limited:	1.45%	1.19%	1.40%	1.53%	1.50	% (8)	1.29%

See accompanying notes to consolidated financial statements.

Altegris Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Altegris Futures Evolution Strategy Fund Class N (1)
	Year Ended		Year Ended		Year Ended	Year Ended	Period Ended		Year Ended
	June 30,		June 30,		June 30,	June 30,	June 30,		September 30,
	2019		2018^		2017^	2016^	2015*^		2014^

Net asset value, beginning of year/period	$9.82		$9.37		$10.84	$10.67	$10.72		$9.25

Income/(loss) from investment operations:
Net investment income/(loss) (2)	0.11		0.09		0.12	0.14	0.11		0.10
Net realized and unrealized gain/(loss) on investments	(0.19)		0.48		(0.90)	0.83	1.06		1.52
Total from investment operations	(0.07)		0.57		(0.78)	0.97	1.17		1.62

Less distributions from:
Net investment income	(0.45)		(0.12)		(0.69)	(0.80)	(1.22)		(0.15)
Total distributions	(0.45)		(0.12)		(0.69)	(0.80)	(1.22)		(0.15)

Redemption fees collected (3)	0.00		0.00		0.00	0.00	0.00		0.00

Net assets, at end of year/period	$9.30		$9.82		$9.37	$10.84	$10.67		$10.72

Total return (4)	(0.62	)% (6)	6.07	% (6)	(7.35)%	9.71%	11.04	% (5)	(17.69)%

Net assets, at end of year/period (000s)	$80,032		$90,121		$90,042	$97,811	$67,179		$43,434

Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets (7,9)	2.08%		2.00%		1.99%	1.97%	1.99	% (8)	2.08%
Ratio of net expenses to average net assets (10)	1.94%		1.94%		1.94%	1.94%	1.94	% (8)	1.94%
Ratio of net investment income to average net assets (11)	1.21%		0.95%		1.15%	1.33%	1.27	% (8)	(1.04)%

Portfolio Turnover Rate	64%		53%		77%	59%	68	% (5)	97%

*	For the period October 1, 2014 through June 30, 2015.

^	Consolidated.

(1)	Class N commenced operations on October 31, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(8)	Annualized for periods less than one full year.

(9)	Ratio of gross expenses to average net assets
	excluding the expenses and income of AFES Fund Limited: (7)	2.08%	2.00%	1.99%	1.97%	1.99	% (8)	2.08%

(10)	Ratio of net expenses to average net assets
	excluding the expenses and income of AFES Fund Limited:	1.94%	1.94%	1.94%	1.94%	1.94	% (8)	1.94%

(11)	Ratio of net investment income/(loss) to average net assets
	excluding the expenses and income of AFES Fund Limited:	1.21%	0.93%	1.13%	1.29%	1.26	% (8)	1.04%

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Altegris GSA Trend Strategy Fund Class A (1)
	Year Ended		Year Ended	Period Ended
	June 30,		June 30,	June 30,
	2019		2018	2017

Net asset value, beginning of year/period	$8.68		$8.93	$10.00

Income/(loss) from investment operations:
Net investment loss (2)	(0.05)		(0.20)	(0.11)
Net realized and unrealized loss on investments	(0.03)		(0.05)	(0.96)
Total from investment operations	(0.08)		(0.25)	(1.07)

Redemption fees collected (3)	0.00		0.00	0.00

Net asset value, end of period	$8.60		$8.68	$8.93

Total return (4)	(0.92	)% (11)	(2.80)%	(10.70	)% (5)

Net assets, at end of year/period (12)	$9		$9	$9

Ratios including the expenses and income of AGSAT Fund Limited:
Ratio of gross expenses to average net assets (6,8)	2.45%		3.01%	1.85	% (7)
Ratio of net expenses to average net assets (9)	2.45%		3.01%	1.85	% (7)
Ratio of net investment loss to average net assets (10)	(1.39)%		(2.15)%	(1.85	)% (7)

Portfolio Turnover Rate	0%		0%	0	% (5)

(1)	Class A commenced operations on March 17, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(7)	Annualized for periods less than one full year.

(8)	Ratio of gross expenses to average net assets
	excluding the expenses and income of AGSAT Fund Limited: (6)	2.45%	3.01%	1.85	% (7)

(9)	Ratio of net expenses to average net assets
	excluding the expenses and income of AGSAT Fund Limited:	2.45%	3.01%	1.85	% (7)

(10)	Ratio of net investment loss to average net assets
	excluding the expenses and income of AGSAT Fund Limited:	(1.39)%	(2.15)%	(1.85	)% (7)

(11)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(12)	Actual net assets

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Altegris GSA Trend Strategy Fund Class I (1)
	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,
	2019	2018	2017

Net asset value, beginning of year/period	$8.71	$8.93	$10.00

Income/(loss) from investment operations:
Net investment loss (2)	(0.03)	(0.10)	(0.03)
Net realized and unrealized loss on investments	(0.04)	(0.12)	(1.04)
Total from investment operations	(0.07)	(0.22)	(1.07)

Redemption fees collected (3)	0.00	0.00	0.00

Net assets, at end of year/period	$8.64	$8.71	$8.93
Total return (4)	(0.80)%	(2.46)%	(10.70	)% (5)
Net assets, at end of year/period (000s)	$1,749	$2,824	$8,981

Ratios including the expenses and income of AGSAT Fund Limited:
Ratio of gross expenses to average net assets (6,8)	2.20%	2.11%	2.34	% (7)
Ratio of net expenses to average net assets (9)	1.60%	1.60%	1.60	% (7)
Ratio of net investment loss to average net assets (10)	(0.40)%	(1.04)%	(1.23	) (7)

Portfolio Turnover Rate	0%	0%	0	% (5)

(1)	Class I shares commenced operations on March 17, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(7)	Annualized for periods less than one full year.

(8)	Ratio of gross expenses to average net assets
	excluding the expenses and income of AGSAT Fund Limited: (6)	2.20%	2.11%	2.34	% (7)

(9)	Ratio of net expenses to average net assets
	excluding the expenses and income of AGSAT Fund Limited:	1.60%	1.60%	1.60	% (7)

(10)	Ratio of net investment loss to average net assets
	excluding the expenses and income of AGSAT Fund Limited:	(0.40)%	(1.04)%	(1.27	)% (7)

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Altegris GSA Trend Strategy Fund Class N (1)
	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,
	2019	2018	2017

Net asset value, beginning of year/period	$8.67	$8.93	$10.00

Income/(loss) from investment operations:
Net investment loss (2)	(0.06)	(0.11)	(0.04)
Net realized and unrealized loss on investments	(0.03)	(0.15)	(1.03)
Total from investment operations	(0.09)	(0.26)	(1.07)

Redemption fees collected (3)	0.00	0.00	0.00

Net assets, at end of year/period	$8.58	$8.67	$8.93
Total return (4)	(1.04)%	(2.91)%	(10.70	)% (5)
Net assets, at end of year/period (000s)	$28,459	$37,846	$40,183

Ratios including the expenses and income of AGSAT Fund Limited:
Ratio of gross expenses to average net assets (7,8)	2.45%	2.39%	2.38	% (7)
Ratio of net expenses to average net assets (9)	1.85%	1.85%	1.85	% (7)
Ratio of net investment loss to average net assets (10)	(0.64)%	(1.19)%	(1.49	)% (7)

Portfolio Turnover Rate	0%	0%	0	% (5)

(1)	Class N shares commenced operations on March 17, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(7)	Annualized for periods less than one full year.

(8)	Ratio of gross expenses to average net assets
	excluding the expenses and income of AGSAT Fund Limited: (6)	2.45%	2.39%	2.38	% (7)

(9)	Ratio of net expenses to average net assets
	excluding the expenses and income of AGSAT Fund Limited:	1.85%	1.85%	1.85	% (7)

(10)	Ratio of net investment loss to average net assets
	excluding the expenses and income of AGSAT Fund Limited:	(0.64)%	(1.19)%	(1.54	)% (7)

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Altegris Managed Futures Strategy Fund Class A *
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$8.08		$7.99	$9.56	$9.51	$8.91

Income/(loss) from investment operations:
Net investment loss (1)	(0.03)		(0.08)	(0.12)	(0.16)	(0.17)
Net realized and unrealized gain/(loss) on investments	0.04	(10)	0.17	(0.80)	1.05	0.77
Total from investment operations	0.01		0.09	(0.92)	0.89	0.60
Less distributions from:
Net investment income	(0.15)		—	(0.65)	(0.84)	—
Total distributions	(0.15)		—	(0.65)	(0.84)	—
Redemption fees collected (2)	0.00		0.00	0.00	0.00	0.00
Net asset value, end of year	$7.94		$8.08	$7.99	$9.56	$9.51
Total return (3)	0.14	% (9)	1.13%	8.96%	(9.91)%	(6.73)%
Net assets, at end of year (000s)	$37,092		$54,558	$74,542	$105,874	$88,326

Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets (4,5,6)	2.31%		2.17%	2.04%	1.98%	1.99%
Ratio of net expenses to average net assets (5,7)	1.90%		1.90%	1.90%	1.90%	1.90%
Ratio of net investment loss to average net assets (5,8)	(0.40)%		(0.91)%	(1.41)%	(1.68)%	(1.79)%

Portfolio Turnover Rate	280%		479%	472%	231%	179%

*	Class A commenced operations on August 26, 2010.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio of gross expenses to average net assets
	excluding the expenses and income of AMFS Fund Limited: (4,5)	2.31%	2.17%	2.04%	1.98%	1.99%

(7)	Ratio of net expenses to average net assets
	excluding the expenses and income of AMFS Fund Limited: (5)	1.90%	1.90%	1.90%	1.90%	(1.90)%

(8)	Ratio of net investment loss to average net assets
	excluding the expenses and income of AMFS Fund Limited: (5)	(0.40)%	(0.91)%	(1.46)%	(1.71)%	(1.79)%

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(10)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Altegris Managed Futures Strategy Fund Class C *
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$7.73		$7.69	$9.23	$9.21	$8.70

Income/(loss) from investment operations:
Net investment loss (1)	(0.09)		(0.13)	(0.19)	(0.22)	(0.23)
Net realized and unrealized gain/(loss) on investments	0.04	(10)	0.17	(0.77)	1.10	0.74
Total from investment operations	(0.05)		0.04	(0.96)	0.88	0.51
Less distributions from:
Net investment income	(0.08)		—	(0.58)	(0.86)	—
Total distributions	(0.08)		—	(0.58)	(0.86)	—
Redemption fees collected (2)	0.00		0.00	0.00	0.00	0.00
Net asset value, end of year	$7.60		$7.73	$7.69	$9.23	$9.21
Total return (3)	(0.65	)% (9)	0.52%	(9.63)%	9.08%	5.86%
Net assets, at end of year (000s)	$4,973		$7,704	$10,713	$20,483	$18,268

Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets (4,5,6)	3.06%		2.91%	2.79%	2.73%	2.74%
Ratio of net expenses to average net assets (5,7)	2.65%		2.65%	2.65%	2.65%	2.65%
Ratio of net investment loss to average net assets (5,8)	(1.16)%		(1.66)%	(2.17)%	(2.43)%	(2.54)%

Portfolio Turnover Rate	280%		479%	472%	231%	179%

*	Class C commenced operations on February 1, 2011.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio of gross expenses to average net assets
	excluding the expenses and income of AMFS Fund Limited: (4,5)	3.06%	2.91%	2.79%	2.73%	2.74%

(7)	Ratio of net expenses to average net assets
	excluding the expenses and income of AMFS Fund Limited: (5)	2.65%	2.65%	2.65%	2.65%	2.65%

(8)	Ratio of net investment loss to average net assets
	excluding the expenses and income of AMFS Fund Limited: (5)	(1.16)%	(1.66)%	(2.23)%	(2.47)%	(2.54)%

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(10)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Altegris Managed Futures Strategy Fund Class I *
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$8.21		$8.12	$9.68	$9.62	$8.99

Income (loss) from investment operations:
Net investment loss (1)	(0.01)		(0.06)	(0.10)	(0.14)	(0.15)
Net realized and unrealized gain/(loss) on investments	0.03	(10)	0.15	(0.78)	0.97	0.78
Total from investment operations	0.02		0.09	(0.88)	0.83	0.63
Less distributions from:
Net investment income	(0.17)		—	(0.68)	(0.77)	—
Total distributions	(0.17)		—	(0.68)	(0.77)	—
Redemption fees collected (2)	0.00		0.00	0.00	0.00	0.00
Net asset value, end of year	$8.06		$8.21	$8.12	$9.68	$9.62
Total return (3)	0.30	% (9)	1.11%	(8.72)%	10.19%	(7.01)%
Net assets, at end of year(000s)	$24,402		$38,500	$98,384	$106,609	$110,681

Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets (4,5,6)	2.06%		1.88%	1.79%	1.73%	1.74%
Ratio of net expenses to average net assets (5,7)	1.65%		1.65%	1.65%	1.65%	1.65%
Ratio of net investment loss to average net assets (5,8)	(0.16)%		(0.68)%	(1.15)%	(1.43)%	(1.54)%

Portfolio Turnover Rate	280%		479%	472%	231%	179%

*	Class I commenced operations on August 26, 2010.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio of gross expenses to average net assets
	excluding the expenses and income of AMFS Fund Limited: (4,5)	2.06%	1.88%	1.79%	1.73%	1.74%

(7)	Ratio of net expenses to average net assets
	excluding the expenses and income of AMFS Fund Limited: (5)	1.65%	1.65%	1.65%	1.65%	1.65%

(8)	Ratio of net investment loss to average net assets
	excluding the expenses and income of AMFS Fund Limited: (5)	(0.16)%	(0.68)%	(1.21)%	(1.46)%	(1.54)%

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(10)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

See accompanying notes to consolidated financial statements.

Altegris Funds
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Altegris Managed Futures Strategy Fund Class O *
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$8.08		$7.99	$9.55	$9.51	$8.91

Income/(loss) from investment operations:
Net investment loss (1)	(0.03)		(0.08)	(0.13)	(0.16)	(0.17)
Net realized and unrealized gain/(loss) on investments	0.04	(10)	0.17	(0.79)	1.05	0.77
Total from investment operations	0.01		0.09	(0.92)	0.89	0.60
Less distributions from:
Net investment income	(0.15)		—	(0.65)	(0.85)	—
Total distributions	(0.15)		—	(0.65)	(0.85)	—
Redemption fees collected	0.00	(2)	0.00 (2)	0.01	0.00 (2)	0.00 (2)
Net asset value, end of year	$7.94		$8.08	$7.99	$9.55	$9.51
Total return (3)	0.14	% (9)	1.13%	(8.95)%	9.91%	(6.73)%
Net assets, at end of year (000s)	$497		$1,031	$1,100	$1,696	$2,009

Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets (4,5,6)	2.31%		2.17%	2.04%	1.97%	1.97%
Ratio of net expenses to average net assets (5,7)	1.90%		1.90%	1.90%	1.90%	1.90%
Ratio of net investment loss to average net assets (5,8)	(0.42)%		(0.90)%	(1.41)%	(1.68)%	(1.80)%

Portfolio Turnover Rate	280%		479%	472%	231%	179%

*	Class N commenced operations on March 13, 2013.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio of gross expenses to average net assets
	excluding the expenses and income of AMFS Fund Limited: (4,5)	2.31%	2.17%	2.04%	1.97%	1.97%

(7)	Ratio of net expenses to average net assets
	excluding the expenses and income of AMFS Fund Limited: (5)	1.90%	1.90%	1.90%	1.90%	1.90%

(8)	Ratio of net investment loss to average net assets
	excluding the expenses and income of AMFS Fund Limited: (5)	(0.42)%	(0.90)%	(1.47)%	(1.72)%	(1.80)%

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(10)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

See accompanying notes to consolidated financial statements.

Altegris Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2019

1.	ORGANIZATION AND CONSOLIDATION OF SUBSIDIARY

The Altegris Futures Evolution Strategy Fund, Altegris GSA Trend Strategy Fund, and Altegris Managed Futures Strategy Fund (each a “Fund” and collectively the “Funds”) are each a series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund’s commencement date, diversification status and investment objectives are as follows:

	Commencement Date	Diversification Status	Investment Objective
Futures Evolution Strategy Fund	October 31, 2011	Diversified	Long term capital appreciation.
GSA Trend Strategy Fund	March 17, 2017	Non-Diversified	Long term capital appreciation through utilization of an absolute return strategy.
Managed Futures Strategy Fund	August 26, 2010	Diversified	Achieve positive absolute returns in rising and falling equity markets and do so with less volatility than major equity market indices.

The Altegris Futures Evolution Strategy Fund (the “Futures Evolution Strategy Fund”) offers Class A, Class C, Class I, and Class N shares. The Altegris GSA Trend Strategy Fund (the “GSA Trend Strategy Fund”) offers Class A, Class I, and Class N shares. The Altegris Managed Futures Strategy Fund (the “Managed Futures Strategy Fund”) offers Class A, Class C, Class I, and Class O shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase of up to 1.00% (the amount of the commissions paid on the shares redeemed). Class C, Class N, and Class O shares of the Funds are offered at their NAV without an initial sales charge. Purchases of $1,000,000 of more of Class C shares are subject to a CDSC of up to 1.00% on shares redeemed within 12 months of purchase. If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class I shares of the Funds are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. All classes are subject to a 1.00% redemption fee on redemptions made with 30 days of the original purchase. Each share class of each Fund represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their consolidated financial statements. The policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”). The Funds operate as investment companies and accordingly follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies including FASB Accounting Standard Update ASU 2013-08. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

Altegris Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2019

consolidated financial statements and the reported amounts of income and expenses for the year ended. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Futures shall be valued at the final settlement price (typically at 4:00 P.M. Eastern Time) on the valuation date. Forward foreign exchange contracts are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract. Options are valued based on the daily price reported from the counterparty or pricing agent. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Altegris Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2019

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2019 for each Fund’s assets and liabilities measured at fair value:

FUTURES EVOLUTION STRATEGY FUND

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$105,540	$—	$—	$105,540
Bonds and Notes	—	390,888,179	—	390,888,179
Warrant	—	—	—	—
Short-Term Investments	—	7,507,802	—	7,507,802
Purchased Options	—	122,373,722	—	122,373,722
Total	$105,540	$520,769,703	$—	$520,875,243

GSA TREND STRATEGY FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
U.S. Treasury Bills	$—	$13,676,287	$—	$13,676,287
Derivatives
Futures Contracts	2,064,358	—	—	2,064,358
Currency Contracts	—	246,703	—	246,703
Total:	$2,064,358	$13,922,990	$—	$15,987,348

Liabilities
Derivatives
Futures Contracts	$940,399	$—	$—	$940,399
Currency Contracts	—	866,441	—	866,441
Derivative Total	$940,399	$866,441	$—	$1,806,840

Altegris Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2019

MANAGED FUTURES STRATEGY FUND

Assets *	Level 1	Level 2	Level 3	Total
Derivatives
Futures Contracts	$2,241,834	$—	$—	$2,241,834
Currency Contracts	—	810,892	—	810,892
Total:	$2,241,834	$810,892	$—	$3,052,726

Liabilities *	Level 1	Level 2	Level 3	Total
Derivatives
Futures	$826,977	$—	$—	$826,977
Currency Contracts	—	1,464,041	—	1,464,041
Total:	$826,977	$1,464,041	$—	$2,291,018

*	Refer to the Consolidated Portfolios of Investments for security classification.

The Funds did not hold any Level 3 securities as of June 30, 2019.

Consolidation of Subsidiaries – The consolidated financial statements of Altegris GSA Trend Strategy Fund with AGSAT Fund Limited (“AGSAT”) and Altegris Managed Futures Strategy Fund with AMFS Fund Limited (“AMFS”) include the accounts of AGSAT and AMFS (collectively the “CFCs”) as wholly-owned and controlled foreign corporation subsidiaries, in which each Fund may invest up to 25% of its total assets.

Altegris Advisors, L.L.C. (the “Advisor”) fair values Altegris Futures Evolution Strategy Funds Options Purchased investments daily based on the Commodity Trading Advisors (“CTAs’”) position information on a next-trading day basis. The Advisor applies current day pricing to the CTAs’ positions calculating an estimated profit and loss which is then used to determine a daily fair value NAV for each CTA. The Advisor receives a daily CTA estimated profit and loss figure from each CTA which is compared to the Advisors estimated profit and loss. If the difference of these estimates exceeds the Advisor’s threshold, additional procedures are conducted by the Advisor which may include, but are not limited to, reviewing current prices and speaking with the CTA. The Advisor then makes a final determination on the fair value NAV for each CTA, using either the Advisor’s estimate or the CTA’s estimate. The Advisor’s fair value NAV is back reviewed daily and reviewed by the Fund’s fair valuation committee on a regular basis. For financial reporting purposes, as of June 30, 2019, the NAV is calculated using the current market values of the Fund’s total consolidated assets as of the close of the regular trading session of the exchange or the close price, normally at 4 P.M. Eastern Time on each day the NYSE is open for business.

A summary of each Fund’s investment in the CFCs is as follows:

	Inception Date of	AGSAT Net Assets at	% of Fund Net Assets at
	AGSAT	June 30, 2019	June 30, 2019
AGSAT	3/17/2017	$ 1,720,919	5.70%

	Inception Date of	AMFS Net Assets at	% of Fund Net Assets at
	AMFS	June 30, 2019	June 30, 2019
AMFS	09/11/10	$ 1,330,311	1.99%

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity in an ETF could result in it being more volatile than the underlying securities. Additionally, ETFs have fees and expenses that

Altegris Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2019

increase their costs versus the costs of owning the underlying securities directly.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. It is shown on the Statements of Operations as net change in unrealized depreciation on foreign currency transactions.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with investments in foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid monthly for the Altegris Futures Evolution Strategy Fund, and annually for the Altegris GSA Trend Strategy Fund and the Altegris Managed Futures Strategy Fund. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

Each Fund recognizes tax benefits only for tax positions where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for all open tax years (2016-2018) or expected to be taken in each Fund’s 2019 tax return. Each Fund identifies its major tax jurisdictions as U.S. federal and foreign jurisdictions where the Fund makes significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, AGSAT, and AMFS are exempted Cayman investment companies. AGSAT, and AMFS have received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, AGSAT, and AMFS are CFCs and as such are not subject to U.S. income tax.

Expenses – Expenses of the Trust that are directly identifiable to a fund are charged to that fund. Expenses, which are not readily identifiable to a particular fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Futures Contracts – The Funds are each subject to equity price risk in the normal course of pursuing their investment objectives. Each Fund may sell futures contracts to hedge against market risk and to reduce return volatility. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long

Altegris Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2019

position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Funds may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain a fund’s volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Forward Foreign Currency Contracts – A Fund may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the statements of operations.

Option Transactions – When the Futures Evolution Strategy Fund purchases an option, an amount equal to the premium paid by the Futures Evolution Strategy Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Futures Evolution Strategy Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Futures Evolution Strategy Fund invests in options which are not traded on an exchange. In doing so, it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Relying on a counterparty exposes the Futures Evolution Strategy Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Futures Evolution Strategy Fund, this default will cause the value of an investment in the Futures Evolution Strategy Fund to decrease. In addition, to the extent the Futures Evolution Strategy Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Futures Evolution Strategy Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Futures Evolution Strategy Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Futures Evolution Strategy Fund. The Futures Evolution Strategy Fund holds fully funded options with Nomura Securities (Bermuda), Ltd. The options provide exposure to the daily returns of a reference asset on a 1 to 1 basis. According to the terms of the option, the Adviser may increase or decrease this exposure on a daily basis. The Futures Evolution Strategy Fund pays an upfront premium of 1.10% per annum, which is charged based on the contract year, which is accrued daily over the contract period. The option contracts were initially entered into as of August 16, 2017, and have a two year valuation period, which may be extended or reduced to zero at any time. Based on the terms of the call option agreement, the Futures Evolution Strategy Fund amortizes the option premiums on a straight-line basis for a one-year period with the unamortized balance due from the counterparty as a rebate in the case of an early exercise subject to an early exercise fee. For the year ended June 30, 2019, $1,520,795 of option premiums was amortized.

Altegris Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2019

As of June 30, 2019, the fair value on the option contracts was $122,373,722. For the year ended June 30, 2019, the Fund had realized gain/loss of $10,317,387 from options purchased contracts as disclosed on the Statement of Operations. The fair value on option contracts is disclosed on the portfolio of investments. As of June 30, 2019, the net change in unrealized depreciation on option purchased contracts was $8,699,100.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended June 30, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to the following:

	Purchases	Sales
Futures Evolution Strategy Fund	$295,584,241	$367,442,738
GSA Trend Strategy Fund	—	—
Managed Futures Strategy Fund	12,158,459	27,187,232

During the normal course of business, the Funds purchase and sell various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Market Risk: The risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Funds. The Funds are exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which a Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Funds are exposed to market risk on derivative contracts in that a Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in each Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. Each Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the schedule of investments.

Counterparty Risk: The Futures Evolution Strategy Fund invests in derivative instruments issued for the Funds by Nomura Securities (“Nomura”), a Nomura product or other counterparty’s products, as applicable (the “Product”). If Nomura or a counterparty becomes insolvent, it may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Nomura’s or any counterparty’s financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Liquidity Risk: The risk that a Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. Each Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result, the Funds may not be able to quickly liquidate their investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Funds do not anticipate any material losses as a result of liquidity risk.

Currency Risk: The Funds invest in financial instruments and enter into transactions that are denominated in currencies other than their functional currency. Consequently, each Fund is exposed to risks that the exchange rate of its currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of each Fund’s assets or liabilities denominated in currencies other than the USD. Each Fund’s currency risk is managed on an ongoing basis by the various CTAs in accordance with policies and procedures in place and may consider hedging significant foreign currency exposure should the need arise.

Altegris Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2019

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on each Fund’s Consolidated Statement of Assets and Liabilities as of June 30, 2019:

Location on the Statement of Assets and Liabilities
Derivative Investment Type	Asset Derivatives
Futures Contracts	Unrealized appreciation on futures contracts
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts

Derivative Investment Type	Liability Derivatives
Futures Contracts	Unrealized depreciation on futures contracts
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts
Purchased Options	Unrealized depreciation on purchased options

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of June 30, 2019:

Futures Evolution Strategy Fund
	Equity Risk	Interest Rate Risk	Currency Risk	Commodity Risk	Total
Purchased Options	$—	$—	$—	$(10,317,387)	$(10,317,387)
	$—	$—	$—	$(10,317,387)	$(10,317,387)

GSA Trend Strategy Fund
	Equity Risk	Interest Rate Risk	Currency Risk	Commodity Risk	Total
Futures Contracts	$73,949	$1,380,889	$(120,449)	$(210,430)	$1,123,959
Forward Foreign Exchange Contracts	—	—	(619,738)	—	(619,738)
	$73,949	$1,380,889	$(740,187)	$(210,430)	$504,221

Managed Futures Strategy Fund
	Equity Risk	Interest Rate Risk	Currency Risk	Commodity Risk	Total
Futures Contracts	$136,122	$1,438,882	$(69,573)	$(90,574)	$1,414,857
Forward Foreign Exchange Contracts	—	—	(653,149)	—	(653,149)
	$136,122	$1,438,882	$(722,722)	$(90,574)	$761,708

The following is a summary of the location of derivative investments on each Fund’s Consolidated Statement of Operations for the year ended June 30, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivative
Options	Net realized gain/(loss) on purchased options
Net change unrealized appreciation/(depreciation) on purchased options
Futures Contracts	Net realized gain/(loss) from future contracts
Net change unrealized appreciation/(depreciation) on future contracts
Foreign Exchange Contracts	Net realized gain/(loss) on forward exchange contracts
Net change unrealized appreciation/(depreciation) on Forward currency contracts

The effect of Derivative Instruments on the Consolidated Statement of Operations for the year ended June 30, 2019:

				Change in
				Unrealized
			Realized Loss	Depreciation
Risk Type	Derivative	Location of Gain/Loss Derivatives	Derivatives	on Derivatives
Futures Evolution Strategy Fund
Equity Risk	Options purchased	Net realized loss on options purchased	$(10,317,387)
Equity Risk		Net change in unrealized adepreciation on options purchased		$(8,699,100)
Total			$(10,317,387)	$(8,699,100)

Altegris Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2019

				Change in
			Realized	Unrealized
		Location of Gain/(Loss) On	Gain/(Loss)	Appreciation
Risk Type	Derivative	Derivatives	Derivatives	on Derivatives
GSA Trend Strategy Fund
Commodity Risk	Futures	Net realized loss on futures contracts	$(2,629,239)
Currency Risk		Net realized gain on futures contracts	$168,162
Equity Risk		Net realized loss on futures contracts	$(1,934,530)
Interest Rate Risk		Net realized gain on futures contracts	$3,876,443
Currency Risk	Forward Contracts	Net realized gain on forward currency contracts	$660,758
Commodity Risk	Futures
		Net change in unrealized depreciation on futures contracts		$(1,028,154)
Currency Risk
		Net change in unrealized depreciation on futures contracts		$(266,631)
Equity Risk
		Net change in unrealized appreciation on futures contracts		$361,755
Interest Rate Risk
		Net change in unrealized appreciation on futures contracts		$1,044,955
Currency Risk	Forward Contracts	Net change in unrealized depreciation on forward currency contracts		$(457,345)
Total			$141,594	$(345,420)
Managed Futures Strategy Fund
Currency Risk	Forward Contract	Net realized loss on forward currency contracts	$(828,287)
Commodity Risk	Futures	Net realized loss on futures contracts	$(1,773,324)
Currency Risk		Net realized loss on futures contracts	$(2,172,286)
Equity Risk		Net realized loss on futures contracts	$(2,060,562)
Interest Risk		Net realized gain on futures contracts	$7,228,808
Currency Risk		Net change in unrealized depreciation on forward foreign
	Forward Contract	exchange contracts		$(588,055)
Commodity Risk
	Futures	Net change in unrealized depreciation on futures contracts		$(1,078,029)
Currency Risk
		Net change in unrealized depreciation on futures contracts		$(141,009)
Equity Risk
		Net change in unrealized appreciation on futures contracts		$687,227
Interest Risk
		Net change in unrealized appreciation on futures contracts		$892,702
Total			$394,349	$(227,164)

The notional value of the derivative instruments outstanding as of June 30, 2019 as disclosed in the Consolidated Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Consolidated Statements of Operations serve as indicators of the volume of derivative activity for a Fund.

Offsetting of Financial Assets and Derivative Assets

The Funds are required to disclose the impact of offsetting assets and liabilities represented in the statement of assets and liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Funds to another party are determinable, the Funds have the right to set off the amounts owed with the amounts owed by the other party, the Funds intend to set off, and the Funds’ right of setoff is enforceable by law.

As of June 30, 2019, the Funds hold financial instruments and derivative instruments that are eligible for offset in the statement of assets and liabilities and are subject to a master netting arrangement. The master netting arrangement allows the counterparty or the Funds to net any collateral held on behalf of the Funds or the counterparty or liabilities or payment obligations of the counterparty or the Funds against any liabilities or payment obligations of the Funds or the counterparty to each other. The Funds have not elected to offset assets and liabilities in the statement of assets and liabilities.

Altegris Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2019

The following tables provide disclosure regarding the potential effect of offsetting of recognized assets and liabilities presented in the statements of assets and liabilities had the Funds elected to offset:

GSA Trend Strategy Fund

Assets

Gross Amounts Not
Offset in the
Consolidated Statement
of Assets & Liabilities
Gross Amounts
		Offset in the	Net Amounts of Assets
	Gross Amounts	Consolidated	Presented in the
	of Recognized	Statement of Assets	Consolidated Statement
Description	Assets	& Liabilities	of Assets & Liabilities	Financial Instruments	Net Amount
Forward Contracts	$246,703	$—	$246,703	$(246,703)	$—
Total	$246,703	$—	$246,703	$(246,703)	$—

Liabilities

Gross Amounts Not
Offset in the
Consolidated Statement
of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented in
	Gross Amounts	Consolidated	the Consolidated
	of Recognized	Statement of Assets	Statement of Assets &
Description	Liabilities	& Liabilities	Liabilities	Financial Instruments	Net Amount
Forward Contracts	$866,441	$—	$866,441	$(246,703)	$619,738
Total	$866,441	$—	$866,441	$(246,703)	$619,738

Managed Futures Strategy Fund

Assets
Gross Amounts Not Offset
in the Consolidated
Statement of Assets &
Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented in
	Gross Amounts	Consolidated	the Consolidated
	of Recognized	Statement of Assets	Statement of Assets &
Description	Liabilities	& Liabilities	Liabilities	Financial Instruments	Net Amount
Forward Contracts	$810,892	$—	$810,892	$(810,892)	$—
Total	$810,892	$—	$810,892	$(810,892)	$—

Liabilities
Gross Amounts Not Offset
in the Consolidated
Statement of Assets &
Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented in
	Gross Amounts	Consolidated	the Consolidated
	of Recognized	Statement of Assets	Statement of Assets &
Description	Liabilities	& Liabilities	Liabilities	Financial Instruments	Net Amount
Forward Contracts	$1,464,041	$—	$1,464,041	$(810,792)	$653,249
Total	$1,464,041	$—	$1,464,041	$(810,792)	$653,249

Altegris Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2019

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Altegris Advisors, L.L.C., serves as the Funds’ investment advisor (the “Advisor”). The Advisor delegates management of the Futures Evolution Strategy Fund’s Fixed Income strategy portfolio to DoubleLine Capital, L.P., who serves as that Fund’s sub-advisor. The Advisor delegates management of the GSA Trend Strategy Fund’s portfolio to GSA Capital Partners LLP who serves as that Fund’s sub-advisor. The Advisor delegates management of the Managed Futures Strategy Fund to Crabel Capital Management, LLC, Centurion Investment Management, LLC, GSA Capital Partners LLP, Millburn Ridgefield Corporation, Phase Capital LP, QMS Capital Management LP and Three Rock Capital Management Limited who serve as the sub-advisors.

Pursuant to an advisory agreement with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Altegris Futures Evolution Strategy Fund and the Altegris Managed Futures Strategy Fund pay the Advisor a fee computed and accrued daily and paid monthly, based on each respective Fund’s average daily net assets computed at the following annual rates: 1.50% on the first $1 billion, 1.40% on net assets greater than $1 billion and less than or equal to $1.5 billion, 1.30% on net assets greater than $1.5 billion and less than or equal to $2 billion, 1.20% on net assets greater than $2 billion and less than or equal to $2.5 billion, 1.10% on net assets greater than $2.5 billion and less than or equal to $3 billion and 1.00% on net assets greater than $3 billion. The Altegris GSA Trend Strategy Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net asset at an annual rate of 1.35% on the first $400 Million and 1.20% on assets over $400 Million. Pursuant to a sub-advisory agreement between the Advisor and each sub-advisor, the sub-advisors are entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of each Fund’s average daily net assets. The sub-advisors are paid by the Advisor not by the Funds. During the year ended June 30, 2019, the Advisor earned the following in advisory fees:

ADVISORY FEES
Futures Evolution Strategy Fund	$9,314,559
GSA Trend Strategy Fund	484,294
Managed Futures Strategy Fund	1,280,353

Pursuant to a written agreement (the “Waiver Agreement”) the Advisor has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2019, to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses such as litigation expenses) will not exceed the amounts below (the “Expense Limitation”). The Board may terminate this expense reimbursement arrangement at any time upon 60 days’ notice to the Advisor.

	Class A	Class C	Class I	Class N	Class O
Futures Evolution Strategy Fund	1.94%	2.69%	1.69%	1.94%	NA
GSA Trend Strategy Fund	1.85%	NA	1.60%	1.85%	NA
Managed Futures Strategy Fund	1.90%	2.65%	1.65%	NA	1.90%

Altegris Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2019

During the year ended June 30, 2019, the Advisor waived the following amounts pursuant to the Waiver Agreement:

WAIVED FEES
Futures Evolution Strategy Fund	$840,952
GSA Trend Strategy Fund	214,920
Managed Futures Strategy Fund	347,680

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and a Fund’s operating expenses are subsequently lower than its respective Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expense to exceed the respective Expense Limitation. If a Fund’s operating expenses subsequently exceed the respective expense limitation, the reimbursement for the Fund shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). Cumulative expenses previously waived or reimbursed subject to the aforementioned conditions will expire as presented in the table below:

FUTURES EVOLUTION		GSA TREND STRATEGY		MANAGED FUTURES
STRATEGY FUND		FUND		STRATEGY FUND
Jun-20	305,925	Jun-20	$81,339	Jun-20	$287,366
Jun-21	369,004	Jun-21	269,806	Jun-21	365,961
Jun-22	840,952	Jun-22	214,920	Jun-22	347,680
	$1,515,881		$566,065		$1,001,007

On September 30, 2017, $386,313 of previously waived fees pursuant to the Waiver Agreement expired without recoupment by the Advisor for the Altegris Futures Evolution Strategy Fund. On June 30, 2017, $571,492 of previously waived fees pursuant to the Waiver Agreement expired without recoupment by the Advisor for the Altegris Managed Futures Strategy Fund. On June 30, 2019, $143,860 and $174,316 of previously waived fees expired without recoupment by the Advisor for the Altegris Futures Evolution Strategy Fund and the Altegris Managed Futures Strategy Fund, respectively.

The Trust, on behalf of the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A, Class C, Class N, and Class O shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25%, 1.00%, 0.25%, and 0.25% of the average daily net assets attributable to Class A, Class C, Class N, and Class O shares, respectively. These fees are paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended June 30, 2019, pursuant to the Plans, the Funds incurred the following:

	12b-1 Fees
	Futures Evolution	GSA Trend	Managed Futures
	Strategy Fund	Strategy Fund	Strategy Fund
Class A	$75,034	$—	$116,997
Class C	188,122	N/A	63,607
Class N	206,148	83,785	N/A
Class O	N/A	N/A	1,611

Altegris Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2019

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A and Class C shares. During the year ended June 30, 2019, the Distributor received underwriting commissions for sales of Class A and Class C shares, respectively. The amounts of underwriting commissions received from the Funds and retained by the Distributor are as follows:

	Received		Retained
	Class A	Class C	Class A	Class C
Futures Evolution Strategy Fund	$39,509	$16,739	$5,095	$2,074
GSA Trend Strategy Fund	—	N/A	—	N/A
Managed Futures Strategy Fund	1,437	1,875	187	—

The administration of FEL is performed by Maples Fund Services (Cayman) Limited (the “Administrator”). Pursuant to the terms of the Administration Agreement with FEL, the Administrator receives a recurring fee accrued on a twice a week basis as a percentage of the net asset value of FEL prior to subscriptions issued, and before any management fees accrued.

The Funds are part of a series of Altegris Mutual Funds (“Family”) comprised of the Funds, Altegris AACA Opportunistic Real Estate Fund, and Altegris/AACA Real Estate Income Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each fund.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”): GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Trust.

Northern Lights Compliance Services, LLC (“NLCS”): NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”): Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), Northern Lights Compliance Services, LLC (“NLCS”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the respective Fund in which the short-term redemption fee occurs. For the year ended June 30, 2019, redemption fees for the Funds were as follows:

	Futures Evolution	GSA Trend	Managed Futures
	Strategy Fund	Strategy Fund	Strategy Fund
Class A	$235	$—	$2,524
Class C	—	N/A	—
Class I	10,539	2	336
Class N	8,851	37	N/A
Class O	N/A	N/A	—

Altegris Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2019

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
	Tax Cost	Appreciation	Depreciation	Depreciation
Futures Evolution Strategy Fund	$517,509,650	$18,807,018	$(15,441,425)	$3,365,593
GSA Trend Strategy Fund	14,264,451	1,021,054	(1,104,996)	(83,942)
Managed Futures Strategy Fund	837,072	1,702,459	(1,778,184)	(75,725)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the following years was as follows:

For the period ended June 30, 2019
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Futures Evolution Strategy Fund	$31,519,039	$—	$—	$31,519,039
GSA Trend Strategy Fund	—	—	—	—
Managed Futures Strategy Fund	—	1,134,946	510,319	1,645,265

For the period ended June 30, 2018
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Futures Evolution Strategy Fund	$8,505,301	$—	$—	$8,505,301
GSA Trend Strategy Fund	—	—	—	—
Managed Futures Strategy Fund	—	—	—	—

As of June 30, 2019, the components of accumulated earnings/(deficit) on a tax basis was as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
Futures Evolution Fund	$255,567	$—	$(2,306,607)	$(17,203,919)	$3,365,593	$(15,889,366)
GSA Trend Strategy Fund	186,899	1,115,244	—	—	(51,873)	1,250,270
Managed Futures Strategy Fund	—	—	(450,160)	—	(59,045)	(509,205)

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net realized gain (loss) from investments, and accumulated net investment income (loss) is primarily attributable to the tax deferral of losses on wash sales, the mark-to-market on open forward foreign currency and futures contracts, and tax adjustments for defaulted bonds, bonds with perpetual maturities, and the Funds’ wholly owned subsidiary.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Managed Futures Strategy Fund below incurred and elected to defer such capital losses as follows:

Late Year
Fund	Losses
Managed Futures Strategy Fund	5,948

Altegris Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2019

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds below incurred and elected to defer such capital losses as follows:

Post October
Fund	Losses
Futures Evolution Strategy Fund	$2,306,607
GSA Trend Strategy Fund	444,212

At June 30, 2019, the Futures Evolution Strategy Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring		CLCF
Fund	Short-Term	Long-Term	Total	Utilized
Futures Evolution Strategy Fund	$10,980,648	$6,223,271	$17,203,919	$—

Permanent book and tax differences, primarily attributable to differences in book and tax treatment of net operating losses, Controlled Foreign Corporations and the options issued from Nomura, resulted in reclassifications for the Funds for the fiscal year ended June 30, 2019 as follows:

	Paid
	In	Accumulated
Fund	Capital	Earnings (Losses)
Futures Evolution Strategy Fund	$(17,001,026)	$17,001,026
GSA Trend Strategy Fund	(5,506,606)	5,506,606
Managed Futures Strategy Fund	(5,285,412)	5,285,412

8.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adopted with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the consolidated financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of The Northern Lights Fund Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statements of assets and liabilities of Altegris Futures Evolution Strategy Fund, Altegris Managed Futures Strategy Fund, and Altegris GSA Trend Strategy Fund (the “Funds”), including the consolidated portfolios of investments as of June 30, 2019 (as to Altegris Futures Evolution Strategy Fund, the statement of assets and liabilities, including the portfolio of investments, as of June 30, 2019), the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (as to Altegris Futures Evolution Strategy Fund, the statement of operations for the year ended June 30, 2019, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended June 30, 2018, the period from October 1, 2014 to June 30, 2015, and for the year ended September 30, 2014, and as to Altegris GSA Trend Strategy Fund, the consolidated financial highlights for each of the two years ended June 30, 2019 and the period from March 17, 2017 (commencement of operations) through June 30, 2017). In our opinion, the financial statements and financial highlights of each of the Funds present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (as to Altegris Futures Evolution Strategy Fund, the financial highlights for each of the three years in the period ended June 30, 2018, the period from October 1, 2014 to June 30, 2015, and for the year ended September 30, 2014, and as to Altegris GSA Trend Strategy Fund, the consolidated financial highlights for each of the two years ended June 30, 2019 and the period from March 17, 2017 (commencement of operations) through June 30, 2017) , in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, CA

August 29, 2019

We have served as the auditor of one or more Altegris Funds investment companies since 2014.

Altegris Funds
EXPENSE EXAMPLES (Unaudited)
June 30, 2019

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning January 1, 2019 and ending June 30, 2019.

Actual Expenses

The “Actual Expenses” section of each table provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The “Hypothetical” section of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Futures Evolution Strategy Fund
	Annualized	Beginning	Ending Account	Expenses Paid During
Actual	Expense	Account Value	Value	Period *
Expenses	Ratio	1/1/2019	6/30/2019	1/1/19 – 6/30/19
Class A	1.94%	$1,000.00	$1,030.40	$9.77
Class C	2.69%	$1,000.00	$1,026.10	$13.51
Class I	1.69%	$1,000.00	$1,031.60	$8.51
Class N	1.94%	$1,000.00	$1,030.50	$9.77

Hypothetical	Annualized	Beginning	Ending Account	Expenses Paid During
(5% return before	Expense	Account Value	Value	Period *
expenses)	Ratio	1/1/2019	6/30/2019	1/1/19 – 6/30/19
Class A	1.94%	$1,000.00	$1,015.17	$9.69
Class C	2.69%	$1,000.00	$1,011.46	$13.42
Class I	1.69%	$1,000.00	$1,016.41	$8.45
Class N	1.94%	$1,000.00	$1,015.17	$9.69

Altegris Funds
EXPENSE EXAMPLES (Unaudited)(Continued)
June 30, 2019

GSA Trend Strategy Fund
	Annualized	Beginning	Ending Account	Expenses Paid During
Actual	Expense	Account Value	Value	Period *
Expenses	Ratio	1/1/2019	6/30/2019	1/1/19 – 6/30/19
Class A	1.85%	$1,000.00	$971.80	$9.04
Class I	1.60%	$1,000.00	$970.80	$7.82
Class N	1.85%	$1,000.00	$969.50	$9.03

Hypothetical	Annualized	Beginning	Ending Account	Expenses Paid During
(5% return before	Expense	Account Value	Value	Period *
expenses)	Ratio	1/1/2019	6/30/2019	1/1/19 – 6/30/19
Class A	1.85%	$1,000.00	$1,015.62	$9.25
Class I	1.60%	$1,000.00	$1,016.86	$8.00
Class N	1.85%	$1,000.00	$1,015.62	$9.25

Managed Futures Strategy Fund
	Annualized	Beginning	Ending Account	Expenses Paid During
Actual	Expense	Account Value	Value	Period *
Expenses	Ratio	1/1/2019	6/30/2019	1/1/19 – 6/30/19
Class A	1.90%	$1,000.00	$1,011.50	$9.48
Class C	2.65%	$1,000.00	$1,007.90	$13.19
Class I	1.65%	$1,000.00	$1,012.50	$8.23
Class O	1.90%	$1,000.00	$1,011.50	$9.48

Hypothetical	Annualized	Beginning	Ending Account	Expenses Paid During
(5% return before	Expense	Account Value	Value	Period *
expenses)	Ratio	1/1/2019	6/30/2019	1/1/19 – 6/30/19
Class A	1.90%	$1,000.00	$1,015.37	$9.49
Class C	2.65%	$1,000.00	$1,011.65	$13.22
Class I	1.65%	$1,000.00	$1,016.61	$8.25
Class O	1.90%	$1,000.00	$1,015.37	$9.49

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2019

Adviser – Altegris Advisors, LLC (Adviser to Altegris Opportunistic, Altegris Futures Evolution, Altegris GSA, and Altegris Managed)

In connection with the regular meeting held on June 25-26, 2019 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Adviser”) and the Trust, with respect to the Altegris/AACA Opportunistic Real Estate Income Fund (“Altegris Opportunistic”), Altegris Futures Evolution Strategy Fund (“Altegris Futures Evolution”), Altegris GSA Trend Strategy Fund (“Altegris GSA”), and Altegris Managed Futures Strategy Fund (“Altegris Managed”) (collectively referred to as the “Altegris Funds”) In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service.

The Trustees noted that Altegris was founded in 2002 and specialized in identifying, evaluating, selecting, and monitoring alternative strategies and managers for the purpose of offering these strategies to financial professionals and individuals seeking portfolio diversification. The Trustees remarked positively on the educational and professional backgrounds of the firm’s key personnel responsible for servicing the Altegris Funds. They observed a robust investment team with multi-faceted asset management and financial industry experience supported by dedicated teams providing research, compliance, legal, operations and marketing to the Funds. The Trustees noted that the adviser’s investment team applied a rigorous due diligence process to source, evaluate and select managers for each strategy. The Trustees observed that the adviser conducted a comprehensive supervision of its sub-advisers with a process that monitored performance characteristics and compliance with each Fund’s investment limitations. The Trustees found that the adviser continued to be fully engaged with its sub-advisers and fully abreast of the strategies employed by each sub-adviser. The Trustees expressed satisfaction with the culture and direction of the adviser under its new management and the adviser’s continued commitment to enhance resources. The Trustees concluded that the adviser should continue to provide a high level of quality service to the Altegris Funds to the benefit of each Fund’s shareholders.

Performance.

Altegris Opportunistic. The Trustees discussed the Fund’s investment objectives and strategy. The Trustees noted that the Fund outperformed its peer group, Morningstar category, and benchmark average over the three year, five year and since inception periods and while positive, recent performance trailed the relevant comparables. The Trustees further noted that the Fund had a five star Morningstar rating and had top rated Sharpe and Sortino metrics over the three year period. After further discussion, the Trustees agreed that the Fund’s performance was satisfactory.

Altegris Managed. The Trustees discussed the Fund’s investment objective and strategy. The Trustees noted that the Fund had underperformed its Morningstar category average over the one year, three year, five year, and since inception periods. The Trustees further noted that, notwithstanding its investment results, the Fund’s risk metrics outperformed its peer group median over the three year period. The Trustees considered the adviser’s explanation that the Fund’s underperformance occurred, in part, due to the recent adverse performance of commodities in general. After further discussion, the Trustees agreed that the Fund’s performance was consistent for its asset class and not unsatisfactory at this time.

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2019

Altegris Futures Evolution. The Trustees discussed the Fund’s investment objective and strategy. The Trustees noted that the Fund outperformed its Morningstar category average over the one year, three year, five year, and since inception periods. The Trustees further noted that the Fund’s Sharpe and Sortino ratios outperformed the Fund’s peer group and category medians over one and three year periods. The Trustees considered the adviser’s analysis of each strategy and the Sub-adviser. The Trustees reasoned that Altegris continued to provide shareholders with solid long-term performance.

Altegris GSA. The Trustees discussed the Fund’s investment objective and strategy. The Trustees noted that the Fund underperformed its Morningstar category average and median over the one year and since inception periods. The Trustees commented that the Fund’s Sharpe and Sortino ratios underperformed its peer group median over one year and since inception periods. The Trustees noted that the Fund’s adviser attributed the Fund’s poor performance to non-ideal market conditions, which the adviser believed would be temporary. After further discussion, the Trustees agreed that the Fund’s adviser should be granted additional opportunities to improve the Fund’s performance.

Fees and Expenses.

Altegris Opportunistic. The Trustees noted the Fund’s advisory fee of 1.30% was higher than the Fund’s Morningstar category median and average, and tied for highest in the category. They further noted that the fee was within the range of fees of its peer group. The Trustees discussed the Fund’s net expense ratio. They noted that it was higher than the Morningstar category and peer group median. The Trustees observed that the Fund appeared to be the only fund in its peer group and Morningstar category that employed a shorting strategy, which allowed investors to benefit from both short term and long term gains. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Altegris Managed. The Trustees noted the Fund’s advisory fee of 1.50% was higher than the Morningstar category average and median; however, they commented that it was well within the range of fees within the peer group and Morningstar category. The Trustees discussed the Fund’s net expense ratio. They noted that it was only slightly higher than the peer group median and within the range of both the peer group and Morningstar category metrics. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Altegris Futures Evolution. The Trustees noted that the Fund’s advisory fee of 1.50% was higher than the Morningstar category median and average and slightly higher than the peer group median. The Trustees discussed the Fund’s net expense ratio and noted that it was slightly higher than its peer group median but well within range of the peer group. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Altegris GSA. The Trustees reviewed the Fund’s advisory fee of 1.35% and considered the fee relative to fees charged by funds in its Morningstar category and peer group. They noted that the advisory fee was lower than its Morningstar category average and only marginally higher than the Morningstar category and peer group median. The Trustees reviewed the Fund’s net expense ratio of 1.60%, and they commented that the expense ratio was equal to the Morningstar category median and only slightly higher than the peer group median. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale.

The Trustees considered whether economies of scale had been realized in connection with Altegris’ advisory services. They noted that the adviser had implemented breakpoints for each of the Funds with the exception of Altegris Opportunistic. The Trustees further noted that the adviser indicated it would be willing to discuss breakpoints for Altegris Opportunistic once the Fund’s assets reached higher asset levels. With respect to Altegris Opportunistic, the Trustees concluded that at this time the absence of breakpoints was reasonable and agreed to consider implementing breakpoints as the Fund’s assets increased and with respect to the other Funds, that the breakpoints remained appropriate.

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2019

Profitability.

The Trustees reviewed the profitability analysis provided by Altegris and noted that Altegris realized a profit with respect to each Fund over the period with the exception of Altegris GSA. They discussed the advisory fees relative to the sub-advisory fees of each Fund, as applicable, the allocation of responsibilities among the adviser and one or more sub-advisers, and the reasonableness of the fees and profits based on those allocations. They noted that adviser’s stated profits appeared reasonable in terms of actual dollars and as a percentage of revenue. They considered the adviser’s assertion that it had devoted significant resources and personnel to manage the Funds and supervise the sub-advisers, and concluded that, with respect to each Fund, excessive profitability was not a concern at this time.

Conclusion.

Having requested and received such information from Altegris as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the advisory agreement was in the best interests of each Altegris Fund and the shareholders of each Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2019

Altegris Managed Futures Strategy Fund (Sub-Adviser – Crabel Capital Management, LLC)

In connection with the regular meeting held on June 25-26, 2019 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris Advisors, LLC and Crabel Capital Management, LLC (“Crabel”), with respect to the Altegris Managed Futures Strategy Fund (referred to as the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Performance.

The Trustees reviewed the overall performance of the Fund and the performance of the Fund’s assets managed by Crabel. They noted that Crabel had managed approximately $34 million or 44% of the Fund’s assets. They further noted that Crabel utilized two of its proprietary programs called Advanced Trend and Gemini to achieve the Fund’s investment objectives. The Trustees acknowledged that based on Crabel’s attribution analysis, the Advanced Trend program returned -11.78% and the Gemini program contributed 6.67% over a one year period. After a discussion, the Trustees agreed that Crabel’s performance was not unsatisfactory.

Fees and Expenses.

The Trustees noted that Crabel received an annual fee equal to 0.50% of the assets allocated to the Advanced Trend program and 1.25% of the assets allocated to the Gemini program. They compared the fees for both programs and acknowledged that both fees were less than those charged to similar separately managed accounts. After a discussion, the Trustees concluded that the sub-advisory fee was not unreasonable.

Economies of Scale.

The Trustees considered whether the sub-adviser had realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Profitability.

The Trustees reviewed the profit analysis provided by Crabel. They noted that Crabel did not realize a profit over the applicable period in connection with its relationship with the Fund. The Trustees concluded that excessive profitability was not an issue at this time.

Conclusion.

Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the Sub-Advisory Agreement with Crabel was in the best interests of the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2019

Altegris Futures Evolution Strategy Fund (Sub-Adviser – DoubleLine Capital LP)

In connection with the regular meeting held on June 25-26, 2019 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris Advisers, LLC and DoubleLine Capital LP (“DoubleLine”), with respect to the Altegris Future Evolution Strategy Fund (referred to as the “Fund” or “Altegris Futures Evolution”). In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent & Quality of Services.

The Trustees noted that DoubleLine was founded in 2009 and had $130 billion in assets under management. They further noted that DoubleLine was a leading money management firm offering a wide variety of equity and various fixed income investment strategies. The Trustees reviewed the background information on the sub-adviser’s key personnel, taking into consideration their education and financial industry experience. The Trustees acknowledged that DoubleLine had a team of over 200 professionals to support its portfolio managers with research, trading, client service, compliance, legal, risk management, operations, and information technology. They observed that DoubleLine had robust compliance policies and procedures that were designed to meet regulatory requirements associated with its investment strategies. They noted that DoubleLine’s compliance department performed post-trade compliance reviews as well as utilized an approved list of counterparty broker-dealers that were selected through a best execution process. The Trustees considered the adviser’s recommendation that the sub-adviser be retained, and they concluded that DoubleLine had provided and could continue to provide quality service to the Fund and its shareholders.

Performance.

The Trustees discussed the Fund’s investment objective and strategy. The Trustees noted that the Fund outperformed its Morningstar category average over the one year, three year, five year, and since inception periods. They considered that DoubleLine was responsible for managing approximately 60-80% of the Fund’s assets, allocated to three separate DoubleLine fixed income strategies which had performed well overall. The Trustees further noted that the Fund’s Sharpe and Sortino ratios outperformed the Fund’s peer group and category median over one and three year periods. The Trustees reasoned that sub-adviser continued to provide shareholders with solid long-term performance and that the adviser recommended that the sub-adviser be retained.

Fees and Expenses.

The Trustees reviewed the fee structure for DoubleLine and noted that the adviser had agreed to pay DoubleLine a fee based on the amount of Fund assets that the adviser allocated to DoubleLine. They further noted that DoubleLine had approximately $413 million in Fund assets allocated to it and received an annual fee of 0.50% of allocated assets from the Fund’s adviser, not the Fund. The Trustees reviewed the agreement between the adviser and DoubleLine and acknowledged that DoubleLine’s rate was adjusted based on the amount of assets allocated to it from the Fund’s adviser. The Trustees considered the fees associated with DoubleLine’s other accounts and agreed that the current fee arrangement was consistent with fees charged by the sub-adviser to its other clients.

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2019

Economies of Scale.

The Trustees considered whether the sub-adviser had realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Profitability.

The Trustees reviewed the profit analysis provided by DoubleLine. They noted that DoubleLine earned a healthy profit over the period in connection with its relationship with the Fund. The Trustees further noted that based on DoubleLine’s representations, its profits were consistent with the profits that it had received from managing separate accounts. They agreed that DoubleLine’s profits were not excessive.

Conclusion.

Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the sub-advisory agreement with DoubleLine was in the best interests of the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2019

Altegris GSA Trend Strategy Fund and Altegris Managed Futures Strategy Fund (Sub-Adviser – GSA Capital Partners, LLP)

In connection with the regular meeting held on June 25-26, 2019 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris Advisers, LLP and GSA Capital Partners, LLP (“GSA”), with respect to the Altegris GSA Trend Strategy Fund and Altegris Managed Futures Strategy Fund (collectively referred to as the “Funds”). In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent & Quality of Services.

The Trustees noted that GSA was founded in 2005 and had $7.5 billion in assets under management. The further noted that GSA utilized systematic and quantitative management techniques to implement alternative investment strategies while utilizing various types of securities. The Trustees acknowledged that in addition to mutual funds, GSA provided investment services for hedge funds and institutional investors. The Trustees reviewed the background information on the sub-adviser’s key personnel, taking into consideration their education and financial industry experience, and they noted the investment team’s skill in mathematics, technology, and alternative investments. They observed that GSA’s investments process employed quantitative signals that identified long and short investment opportunities based on directional trends. The Trustees acknowledged that GSA utilized proprietary and non-proprietary data, exchange data, software and intellectual property that was licensed from various sources to generate its directional signals. The Trustees reviewed GSA’s risk management process and noted that GSA set defined risk parameters, implemented real-time pre-trade limit checks and post-trade risk reports which were reviewed daily by GSA’s compliance department. They further noted that GSA selected its broker-dealers by considering various factors including the broker’s financial stability, services available, and commission rates. The Trustees considered the adviser’s recommendation that the sub-adviser be retained, and they concluded that GSA had provided quality service to the Funds and their shareholders.

Performance.

Altegris GSA. The Trustees discussed the Fund’s investment objective and strategy. The Trustees noted that the Fund underperformed its Morningstar category average and median over the one year and since inception periods. The Trustees commented that the Fund’s risk metrics underperformed its peer group median over one year and since inception periods. The Trustees noted that the Fund’s adviser attributes the Fund’s poor performance to non-ideal market conditions and further noted that GSA managed the Fund in accordance with the Fund’s prospectus. After further discussion, the Trustees agreed that the sub-adviser should be granted additional opportunities to improve the Fund’s performance.

Altegris Managed. The Trustees discussed the Fund’s investment objective and strategy. The Trustees noted that the adviser allocated to GSA approximately $23 million in assets or 30% of the Fund’s assets. They noted the performance of GSA’s portion of the Fund attributed -2.42% to the Fund’s overall performance over the one year period. They further noted that GSA’s management of Fund assets resulted in strong gains from fixed income futures contracts but acknowledged that those gains were overshadowed by significant losses in investments in equity futures contracts. The Trustees acknowledged the adviser’s recommendation to retain GSA and requested that the adviser conduct a six month performance review as a condition of GSA’s retention.

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2019

Fees and Expenses.

Altegris GSA and Altegris Managed. The Trustees noted that, with respect to each Fund, GSA received an annual maximum sub-advisory fee of 0.75% of assets allocated to the sub-adviser, as compared to the adviser’s advisory fee of 1.50% with respect to Altegris Managed and a maximum of 1.35% with respect to Altegris GSA. They reviewed GSA’s fee agreement and acknowledged the fee rate was adjusted based on the amount of assets allocated to GSA. They explained that as the adviser increased the amount of assets allocated to GSA, the rate of the fee paid to GSA decreased. The Trustees discussed that, based on representations of GSA, its fee was in each case within the range of fees that GSA charged for managing separate accounts or similar mutual fund strategies. After further discussion, the Trustees concluded that, with respect to each Fund, the sub-advisory fee was not unreasonable.

Economies of Scale.

The Trustees considered whether the sub-adviser had realized economies of scale with respect to the management of the Funds. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Profitability.

The Trustees reviewed the profitability analysis provided by GSA. They acknowledged that GSA realized a modest profit over the period from its relationship with each Fund, especially when considered in terms of actual dollars. After a discussion, the Trustees agreed that GSA’s profits were not excessive.

Conclusion.

Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the sub-advisory agreement with GSA was in the best interests of the shareholders of each Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2019

Altegris Managed Futures Strategy Fund (Sub-Adviser – Millburn Ridgefield Corporation)

In connection with the regular meeting held on June 25-26, 2019 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris Advisers, LLC and Millburn Ridgefield Corporation (“Millburn”), with respect to the Altegris Managed Futures Strategy Fund (referred to as the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent & Quality of Services.

The Trustees noted that Millburn was founded in 1971 and was registered as an investment adviser with the SEC, was registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator and commodity trading adviser, and was a member of the NFA. They further noted that Millburn had $6.8 billion in assets under management and specialized in providing alternative investment management through a variety of managed futures strategies. The Trustees reviewed the background information on Millburn’s key personnel, taking into consideration their education and financial industry experience. They reviewed Millburn’s investment process and noted that it utilized a scientific systematic approach to produce quantitative models and trading systems. They further noted that Millburn’s research relied upon individual prices, price derivatives, and non-price data to predict market direction and forecast near-term returns. The Trustees discussed Millburn’s risk management policies and procedures and acknowledged that the procedures covered a multitude of strategy related risks. They further acknowledged that Millburn incorporated the Fund’s investment limitations into the firm’s trading models and performed pre and post trade checks. The Trustees noted that Millburn recently underwent an NFA exam that resulted in no deficiencies reported. The Trustees considered the adviser’s recommendation that the sub-adviser be retained, and they concluded that Millburn provided quality service to the Fund and its shareholders.

Performance.

The Trustees reviewed the Fund’s performance and the performance of the Fund’s assets managed by Millburn. They noted that Millburn was allocated approximately $22.5 million in Fund assets or approximately 29% of the Fund. The Trustees acknowledged that Millburn was responsible for the managed futures portion of the Fund’s strategy and noted that performance of the assets allocated to Millburn attributed 2.78% to the Fund’s overall performance, based on Millburn’s attribution analysis, over a one year period. The Trustees concluded that Millburn had the ability to continue to produce positive performance for the Fund and its shareholders.

Fees and Expenses.

The Trustees reviewed Millburn’s fee agreement with the Fund’s adviser and noted that Millburn received 0.75% on Fund assets allocated to it, which was half of the adviser’s 1.50% fee. They further noted that Millburn’s sub-advisory fee was equal to the amount that Millburn charged for similar separately managed accounts. After a discussion, the Trustees concluded that Millburn’s fee was not unreasonable.

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2019

Economies of Scale.

The Trustees considered whether the sub-adviser had realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Profitability.

The Trustees reviewed a profitability analysis provided by Millburn. They acknowledged that Millburn received a modest profit in terms of actual dollars and percentage from its relationship with the Fund. The Trustees agreed that Millburn’s profits were not excessive.

Conclusion.

Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the sub-advisory agreement with Millburn was in the best interests of the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2019

Altegris Managed Futures Strategy Fund (Sub-Adviser – QMS Capital Management LP)

In connection with the regular meeting held on June 25-26, 2019 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris Advisors, LLC and QMS Capital Management, LP (“QMS”), with respect to the Altegris Managed Futures Strategy Fund (referred to as the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent & Quality of Services.

The Trustees noted that QMS was founded in 2008 and had approximately $2.78 billion in assets under management. They acknowledged that QMS was registered with the CFTC as a commodity trading adviser and commodity pool operator and specialized in providing investment management to institutional and high net worth individuals. The Trustees reviewed the background information on QMS’ key personnel, taking into consideration their education and financial industry experience. They discussed QMS’ investment process and noted that it was based on a blend of academic research and asset management experience. The Trustees reviewed the firm’s risk management process and acknowledged that QMS utilized a multifaceted approach to risk management. They noted that QMS conducted rigorous back-testing of its quantitative investment process in an attempt to mitigate market, product, model and currency risks. They further noted that QMS automated its execution management system to perform pre and post trade checks against the list of permissible instruments with real-time exception reporting. The Trustees considered the adviser’s recommendation that the agreement with QMS be renewed to allow QMS to continue to be available to the adviser as an allocation option.

Performance.

The Trustees reviewed the Fund’s performance and noted that QMS had not yet been allocated a portion of the Fund’s assets. They further noted that the adviser attributed this decision to declining assets within the Fund, the need for each sub-adviser allocation to be of sufficient size to allow efficiency, and other factors not attributable to QMS. The Trustees acknowledged that the adviser intended on providing QMS with an allocation as soon as the Fund’s assets increased to a suitable level and recommended retention of QMS as a sub-adviser to the Fund.

Fees and Expenses.

The Trustees reviewed the fee agreement between the adviser and QMS and noted that QMS was entitled to receive 1.00% on Fund assets allocated to it, which would be paid by the adviser. They further noted that the amount of the fee was similar to the fees that QMS charged for its comparable separately managed accounts. The Trustees concurred that QMS’ sub-advisory fee was not unreasonable.

Economies of Scale.

The Trustees considered whether the sub-adviser had realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2019

Profitability.

The Trustees reviewed a profitability analysis provided by QMS. They noted the sub-adviser did not realize a profit in connection with its relationship with the Fund because it was not allocated any assets over the period. The Trustees concluded that excessive profitability was not an issue.

Conclusion.

Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the sub-advisory agreement with QMS was in the best interests of the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2019

Altegris Managed Futures Strategy Fund (Sub-Adviser – Three Rock Capital Management Limited)

In connection with the regular meeting held on June 25-26, 2019 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris Advisors, LLC and Three Rock Capital Management Limited (“Three Rock”), with respect to the Altegris Managed Futures Strategy Fund (referred to as the “Fund”). In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent & Quality of Services.

The Trustees noted that Three Rock was founded in 2008 and had its headquarters in Dublin, Ireland. They further noted that the firm had approximately $78 million in assets under management, was registered with the CFTC as a commodity trading adviser, was a member of the NFA, and was authorized by the Central Bank of Ireland to operate as an alternative investment fund manager. The Trustees acknowledged that Three Rock provided its discretionary global macro program only to eligible qualified persons and professional European investors. The Trustees reviewed the background information on Three Rock’s key personnel, taking into consideration their education and financial industry experience. They considered Three Rock’s discretionary global macro program and noted that it was based on macroeconomic analysis and tactical research. They further noted that Three Rock mitigated investment risk by utilizing stop loss orders for every open position and created trading limits for its exchange traded futures contracts. The Trustees considered Three Rock’s broker-dealer selection process and acknowledged that Three Rock selected its brokers based on several factors including global presence, efficiency and quality of execution, and quality of operation. The Trustees considered the adviser’s recommendation that Three Rock be retained, and they concluded that Three Rock had provided quality services to the Fund.

Performance.

The Trustees reviewed the Fund’s overall performance and the performance of the portion of the Fund’s assets managed by Three Rock. They noted that Three Rock managed approximately $14 million in Fund assets or 18% of the Fund. They reviewed Three Rock’s investment strategy and remarked that based on the sub-adviser’s attribution analysis, it attributed a positive 3.00% return to the Fund’s performance over a one year period. They acknowledged that Three Rock’s performance outperformed a comparable market index over the same time period. The Trustees concluded that Three Rock had the ability to continue to produce positive performance for the Fund and its shareholders.

Fees and Expenses.

The Trustees reviewed the fee agreement between the Fund’s adviser and Three Rock. They acknowledged that Three Rock received from the adviser an annual fee 0.80% of Fund assets allocated to it, which was paid by the adviser. The Trustees noted that the fee agreement was within the range of similar fees for Three Rock’s separately managed accounts. They concluded that Three Rock’s fee was not unreasonable.

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2019

Economies of Scale.

The Trustees considered whether the sub-adviser had realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Profitability.

The Trustees reviewed a profit analysis provided by Three Rock. The Trustees noted that Three Rock did not realize a profit in connection with its relationship with the Fund. They concluded that excessive profitability was not an issue at this time.

Conclusion.

Having requested and received such information from Three Rock as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the sub-advisory agreement with Three Rock was in the best interests of the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2019

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007)

6/30/19 – NLFT_v4

Altegris Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC, (2004 -2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of June 30, 2019, the Trust was comprised of 79 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s advisor. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s advisor.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-524-9441.

6/30/19 – NLFT_v4

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR	ADMINISTRATOR
Altegris Advisors, L.L.C.	Gemini Fund Services, LLC
1200 Prospect Street, Suite 400	80 Arkay Drive, Suite 110
La Jolla, CA 92037	Hauppauge, New York 11788

INVESTMENT SUB-ADVISORS

Doubleline Capital LP	Crabel Capital Management, LLC
333 South Grand Ave. Suite 1800	200 Pequot Ave
Los Angeles, CA 90071	Southport, CT 06890

PhaseCapital LP	Centurion Investment Management, LLC
200 Clarendon Street, 25th Floor	610 W Germantown Pike
Boston, MA 02116	Plymouth Meeting, PA 19462

Millburn Ridgefield Corporation	GSA Capital Partners, LLP
411 West Putnam Avenue #305	Stratton House 5 Stratton Street
Greenwich, CT 06830	London W1J 8LA United Kingdom

QMS Capital Management LP	Three Rock Capital Management Limited
240 Leigh Farm Rd #450	149 Francis St, Merchants Quay
Durham, NC 27707	Dublin 8, D08 K030, Ireland

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019- $100,200

2018 - $100,590

2017 - $79,570

2016 - $83,430

2015 - $81,000

2014 - $90,000

(b)	Audit-Related Fees

2019 - None

2018 - None

2017 - None

2016 - None

2015 - None

2014 - None

(c)	Tax Fees

2019 - $29,760

2018 - $28,890

2017 - $28,890

2016 - $26,265

2015 - $25,000

2014 - $24,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 – None

2018 - None

2017 - None

2016 - None

2015 - None

2014 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2018  2017  2016  2015   2014

Audit-Related Fees:     100% 100% 100% 100% 100%

Tax Fees:     100% 100% 100% 100% 100%

All Other Fees:     100% 100% 100% 100% 100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $29,760

2018 - $28,890

2017 - $28,890

2016 - $26,265

2015 - $25,000

2014 - $24,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies.

Not applicable

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 10/9/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 10/9/2019

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer

Date 10/9/2019